UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _3/31__

Date of reporting period:  9/30/16__

Item 1. Reports to Stockholders.

1	Semiannual Report

Semiannual Report

Templeton Dynamic Equity Fund

This semiannual report for Templeton Dynamic Equity Fund covers the period since the Fund’s inception on May 2, 2016, through September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks risk-adjusted total return over the longer term. Under normal market conditions, the Fund seeks to achieve its investment goal by investing its assets in a global equity portfolio, while managing sector exposure by monitoring its allocation to various sectors compared to its benchmark, the MSCI All Country World Index (ACWI), and adjusting its overall exposure to certain sectors through long and short positions in various sector-focused exchange-traded funds (ETFs). Additionally, the Fund may hedge its exposure to the overall global equity market through a combination of cash, ETFs and equity index futures. The Fund’s global equity portfolio consists primarily of equity securities of companies located anywhere in the world, including developing markets. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities and investments that provide exposure to equity securities. For purposes of this 80% policy, equity securities include, but are not limited to: common stock, preferred stock, convertible securities, depositary receipts, ETFs and certain derivative instruments. The Fund may invest in companies of any size, including small and medium capitalization companies.

What is a futures contract?
A futures contract, or a future, is an agreement between the
Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Performance Overview

For the period since the Fund’s inception on May 2, 2016, the Fund’s Advisor Class shares delivered a +3.90% cumulative total return for the period under review. In comparison, the Fund’s benchmark, the MSCI ACWI, which measures stock performance in global developed and emerging markets, generated a +4.83% total return.1 You can find more of the Fund’s performance data in the Performance Summary on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy expanded during the period under review. Global markets were aided by accommodative monetary policies of various global central banks, an improvement in commodity prices, finalization of Greece’s new debt deal, generally encouraging economic data across regions and an Organization of the Petroleum Exporting Countries (OPEC) proposal to curb oil production. However, the impact of these factors was partially offset by global economic concerns, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks.

1. Source: MSCI, Inc.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 11.

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TEMPLETON DYNAMIC EQUITY FUND

The U.S. economy expanded during the six months under review. The economy grew at a faster pace in 2016’s third quarter, compared to the second quarter, supported by increases in consumer spending, business investment and exports. Although the Fed kept its target interest rate unchanged during the review period, in July, the Fed Chair signaled the possibility of a near-term increase in interest rates, citing strengthening labor market conditions and its optimism about future economic growth. However, following lower-than-expected job growth in August, the Fed kept interest rates unchanged at its September meeting and lowered its forecast for 2016 U.S. economic growth.

In Europe, the U.K.’s economy grew in the second and third quarters, supported by the services industries. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s economy grew steadily in the third quarter following a moderation in the second quarter, while the region’s annual inflation rate rose above zero in June. After announcing monetary easing measures and cutting its benchmark interest rate to 0% in March, the European Central Bank expanded its massive bond-buying program in August 2016 to boost the region’s slowing growth.

In Asia, Japan’s economy grew in the first quarter largely due to increases in private consumption, government spending and exports, although it slowed in the second quarter amid falling exports and weak corporate investment. The Bank of Japan (BOJ) took several actions during the review period. The most recent of which was at its September meeting when the BOJ overhauled its monetary stimulus program to adjust Japanese government bond purchases with the aim of keeping the 10-year rate near the current level of 0%.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy continued to be in recession, although the pace of contraction slowed in 2016’s first half as business sentiment improved near period-end with the expected impeachment of President Dilma Rousseff. Russia’s economic contraction eased in 2016’s second quarter as crude oil prices began to recover and industrial production improved. The Bank of Russia reduced its key interest rate in June and September in an attempt to revive its economy. China’s economy expanded in 2016’s second quarter, aided by

Top 10 Countries
9/30/16
% of Total
Net Assets
U.S.	40.8%
U.K.	6.8%
Germany	5.6%
Switzerland	5.1%
Japan	4.4%
Netherlands	3.7%
Thailand	3.6%
France	3.3%
South Korea	2.9%
Hong Kong	2.8%

fiscal and monetary stimulus measures. The People’s Bank of China lowered the midpoint for the yuan’s trading band against the Japanese yen to align China’s currency reference rate with the international exchange rate, and also weakened its currency as the U.S. dollar strengthened. Elsewhere, India’s economic growth slowed in 2016’s second quarter due to slower private consumption growth and declining fixed investment. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose strongly for the six-month period.

Investment Strategy

In selecting equity securities eligible for the Fund’s global equity portfolio, we apply a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. After establishing a universe of potential investments, we generally apply a proprietary quantitative screen to assist in selecting the specific securities to buy or sell for the Fund.

We also monitor the Fund’s allocation to various sectors compared to the Fund’s benchmark, the MSCI ACWI, and adjust the Fund’s overall exposure to certain sectors by taking long (buying) or short (selling) positions on various sector-focused, passively managed ETFs. A long position in a sector-focused ETF would increase the Fund’s exposure to that particular sector, while a short position in a sector-focused ETF would decrease the Fund’s exposure to that sector. We use various technical and quantitative indicators for each sector to determine whether to increase or decrease the Fund’s exposure to specific sectors.

In addition to monitoring and adjusting the Fund’s exposure to specific sectors in the global equity market, we also monitor and adjust the Fund’s exposure to the overall global equity

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TEMPLETON DYNAMIC EQUITY FUND

market. We use a model that studies various macroeconomic and market factors believed to have an impact on the global equity markets as a guide to determine when it is appropriate to hedge the global equity market. However, we make the ultimate decision on whether to hedge the Fund’s global equity market exposure based on our review of the market and the Fund’s current portfolio. When we determine that the Fund should increase its exposure to the global equity market, we will invest the Fund’s cash in one or more ETFs that provide global equity market exposure. When we expect global equity market returns to be negative and the Fund’s exposure should be decreased, we may use derivative instruments—specifically, selling equity index futures—to hedge the Fund’s exposure to overall global equity markets.

We may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by buying and selling (writing) exchange traded and over-the-counter equity put and call options on individual securities held in its portfolio in an amount up to 10% of its net assets. Additionally, we may, from time to time, seek to hedge (protect) against currency risks, using certain derivative instruments, including currency and cross currency forwards and currency futures contracts.

What is an option?
An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the
underlying instrument should the option holder exercise that right.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

For the period since the Fund’s inception on May 2, 2016, through September 30, 2016, the Fund made encouraging initial progress toward its goal of seeking to maximize risk-adjusted returns over a long-term investment horizon. Our efforts to invest in what we considered undervalued companies with strong prospects for fundamental recovery or share price increase over a long-term investment horizon remained at odds with a continuing short-term trend of capital flow toward well-known defensive companies with stable earnings. As the period progressed, we were encouraged by the rotation out of what we viewed as expensive defensive stocks into undervalued cyclical stocks and are cautiously optimistic about improving prospects for additional value recognition. Although we agree with the sector rotation, we positioned the Fund to be slightly more defensive as we sought to lower the Fund’s overall volatility and risk profile.

During the period under review, key contributors to the Fund’s performance relative to its benchmark, the MSCI ACWI, included stock selection in the health care, real estate, utilities and consumer staples sectors.2

In health care, the benefit of stock selection more than offset the negative effect of an overweighted allocation, as the Fund’s overall health care holdings outperformed those of the index’s, driven by strong gains from QIAGEN (Netherlands), Ipsen (France)3 and Otsuka Holdings (Japan). QIAGEN, a provider of technologies for molecular diagnostics and pharmaceutical research, was the sector’s top contributor. Its stock was particularly boosted by an announcement of share repurchases, which further strengthened our view that the firm’s cash-generating abilities were undervalued. We maintained a positive view on the health care sector as barriers to entry remain high, corporate balance sheets are strong and acquisitions/consolidation continued to create value.

The real estate sector delivered strong absolute return resulting from the solid performance of the Fund’s sole holding in the sector, Swire Properties, a leading commercial property landlord in Hong Kong. The company has been growing in China over the past few years as it developed mixed-use properties in major Chinese cities. The stock continued to look undervalued to us at period-end, as it traded at a discount to its net asset value and offered a decent dividend yield. However, we remained underweighted in real estate relative to the index, as the sector traded at what we considered to be a premium to its own and the broader market’s historical valuation, and it is generally sensitive to potential interest rate increases.

2. The health care sector comprises health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI. The real estate sector comprises real estate management and development in the SOI. The utilities sector comprises electric utilities in the SOI. The consumer staples sector comprises beverages and household products in the SOI.
3. Not part of the index.

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TEMPLETON DYNAMIC EQUITY FUND

In utilities, DONG Energy, the Fund’s only holding in the sector, significantly outperformed the index’s overall utilities holdings. DONG Energy is Denmark’s largest energy company and the world’s largest developer, operator and owner of offshore wind farms. The company completed its initial public offering in June, and shares have rallied from oversold conditions following the Brexit referendum. Investor sentiment recovered strongly after company management announced plans for several projects in the pipeline. The utilities sector is traditionally viewed as a defensive sector; however, valuations in the sector seemed high, and we maintained an underweighted allocation as we sought to invest in stocks we considered more undervalued.

In addition to stock selection in consumer staples, the Fund’s underweighted allocation also contributed to performance in the sector, which was stronger than the index’s. The consumer staples sector has attracted many investors who favored its defensive quality in uncertain times. However, we believe the sector has been overbought, and we are finding scarce value. Nevertheless, certain stocks among our limited consumer staples holdings performed well, notably U.S. consumer products firm Procter & Gamble. We viewed the stock’s sell-off after the Brexit referendum as excessive, given the company’s vast global footprint and continued growth potential. Procter & Gamble’s effort to rein in costs have helped to steadily improve earnings. We remain underweighted in consumer staples, however, as valuations looked stretched, with most stocks in the sector maintaining a stable income but offering little growth.

In contrast, key relative detractors during the period included stock selection in the energy, industrials and consumer discretionary sectors.4

Despite favorable timing and selection in what we viewed as undervalued firms, such as BP (U.K.) and Baker Hughes (U.S.),5 weakness in other energy holdings, notably Total (France), Eni (Italy) and Royal Dutch Shell (U.K.), resulted in a negative absolute return in the sector. Eni, which engages in the exploration, production, transportation and refining of oil and natural gas, has suffered from sustained low oil prices and lawsuits, as well as political uncertainty in countries where it operates. Nevertheless, we maintained an overweighting in the sector, based on our belief that the undervalued stocks we have chosen will result in optimum risk-adjusted returns, particularly

Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
iShares MSCI ACWI ETF	5.0%
Diversified Financial Services, U.S.
QIAGEN NV	2.8%
Life Sciences Tools & Services, Netherlands
American International Group Inc.	2.7%
Insurance, U.S.
American Express Co.	2.7%
Consumer Finance, U.S.
Comcast Corp.	2.7%
Media, U.S.
Swiss Re AG	2.7%
Insurance, Switzerland
Muenchener Rueckversicherungs-Gesellschaft
Aktiengesellschaft in Muenchen	2.6%
Insurance, Germany
Tiffany & Co.	2.5%
Specialty Retail, U.S.
Apple Inc.	2.5%
Technology Hardware, Storage & Peripherals, U.S.
Roche Holding AG	2.4%
Pharmaceuticals, Switzerland

in light of our constructive view on global oil markets. However, we took a more modest overweighted position by hedging the sector with the use of a 3.0% short position in iShares Global Energy ETF to reduce volatility.

To this end, the oil bears have laid out a familiar case in recent years: the market is oversupplied, the Organization of the Petroleum Exporting Countries (OPEC) is uncooperative, and demand threats from alternative energy are on the horizon. We counter that current oversupply is not excessive, with production running only slightly ahead of consumption. Given natural depletion rates and expected demand growth, as well as the fact that OPEC is already near maximum output levels, we see little spare capacity globally and a much tighter market over our investment horizon. Furthermore, OPEC’s recent agreement on a framework for production cuts is substantive, in our view, less because OPEC alone rebalances the market (it does not), and more because the appearance of accord in the cartel removes a major barrier to investment for generalists and asset allocators. Finally, while the eventual loss of market share to alternative energies is a legitimate concern, it could be 10 to 20 years until alternative production, storage and transmission

4. The energy sector comprises oil, gas and consumable fuels in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, and airlines in the SOI. The consumer discretionary sector comprises auto components, household durables, media and specialty retail in the SOI.

5. Not held at period-end.

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TEMPLETON DYNAMIC EQUITY FUND

technology is sufficiently scalable to challenge oil’s dominance as the primary global fuel source. We are bearish on oil in the very long term as innovation could lead to market share gains for alternative energy; however, we see significant opportunities in this cycle in the meantime.

The Fund’s industrials holdings overall delivered negative absolute returns. Although we are underweighted in the sector, we have found select opportunity in the transportation segment.

Much of the downside in the sector is due to underperformance by Deutsche Lufthansa (Germany), which provides passenger, cargo and freight airline services. The company has had many headwinds ranging from currency volatility, fear of terrorism, union issues and the departure of its chief financial officer. However, we still believe there is growth in passenger traffic and low energy costs continue to be a tailwind.

In consumer discretionary, relative losses were largely attributable to the retail segment, particularly Marks and Spencer Group (U.K.), Kingfisher (U.K.) and Foot Locker (U.S.).5 Marks and Spencer Group is a retailer of clothes, food and home products operating in the U.K. and internationally. Although the company offers what we consider an appealing dividend and reasonable price/earnings valuation, it seems that the chief executive officer’s plans to revamp the brand has not resonated with the market, and earnings continue to trend downward. There may be more deterioration to come in the retail segment, so we remain cautious and underweighted in the consumer discretionary sector.

The Fund’s financials and telecommunication services holdings overall outperformed the index’s respective sectors. However, the absolute return in the sectors were lower than the portfolio’s absolute return. Despite the low interest-rate environment, certain insurers, such as NN Group (Netherlands) and American International Group (U.S.), were able to achieve remarkable returns as they redistributed capital to clients through dividends and share buybacks. In the telecommunication services sector, Advanced Info Service (Thailand) was also able to offer strong return despite little revenue growth, by returning nearly all of its earnings to shareholders through dividends. Although the Fund’s overall materials holdings underperformed the index, an overweighting in the sector contributed to relative returns, largely due to the strong returns of building materials supplier CRH (Ireland).

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the period ended September 30, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

At period-end, the Fund retained a relatively defensive posture, with an above-average cash position and a reduced overweighting in the energy sector, resulting from a 3.0% short position in iShares Global Energy ETF. As we monitor sector positions and utilize long and short positions in ETFs to seek to reduce risk, we seek to produce better returns relative to the risk the portfolio takes.

Thank you for your participation in Templeton Dynamic Equity Fund. We look forward to serving your future investment needs.

Semiannual Report 6

TEMPLETON DYNAMIC EQUITY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DYNAMIC EQUITY FUND

Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]	(with waiver)	(without waiver)

Advisor			1.32%	2.50%
Since Inception (5/2/16)	+3.90%	+3.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including equity index futures, equity options and currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. To the extent the Fund invests in ETFs, its performance is directly related to the performance of such ETFs. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 7/31/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON DYNAMIC EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value[1]	Value 9/30/16	5/2/16–9/30/16[2,3]	Value 9/30/16	4/1/16–9/30/16[2,3]	Ratio[3]

Advisor	$1,000	$1,039.00	$5.31	$1,018.75	$6.38	1.26%

1. May 2, 2016 for Actual; April 1, 2016 for Hypothetical.

2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by183/365 to reflect the one-half year period for Hypothetical expenses. For Actual expenses, the multiplier is 151/365 to reflect the number of days since commencement of operations.

3. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON DYNAMIC EQUITY FUND

Financial Highlights
Period Ended
September 30, 2016
(unaudited)[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	0.31
Total from investment operations	0.39
Net asset value, end of period	$10.39

Total return[d]	3.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	2.15%
Expenses net of waiver and payments by affiliates[f]	1.26%
Expenses - incurred in connection with securities sold short.	0.26%
Net investment income	1.81%

Supplemental data
Net assets, end of period (000’s)	$10,386
Portfolio turnover rate	45.37%

aFor the period May 2, 2016 (commencement of operations) to September 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note Note 1(c).

The accompanying notes are an integral part of these financial statements. | Semiannual Report 10

TEMPLETON DYNAMIC EQUITY FUND

Statement of Investments, September 30, 2016 (unaudited)
Templeton Dynamic Equity Fund
	Industry	Shares	Value

Common Stocks 88.1%
Canada 1.6%
Silver Wheaton Corp	Metals & Mining	6,300	$170,119
China 1.5%
China Mobile Ltd	Wireless Telecommunication Services	12,500	151,247
Denmark 1.8%
[a] DONG Energy A/S	Electric Utilities	2,500	103,770
[a] H. Lundbeck AS	Pharmaceuticals	2,700	88,476
			192,246
France 3.3%
Ipsen SA	Pharmaceuticals	1,540	108,148
Total SA, B	Oil, Gas & Consumable Fuels	4,930	233,636
			341,784
Germany 5.6%
Deutsche Lufthansa AG	Airlines	7,680	85,488
Muenchener Rueckversicherungs-Gesellschaft
Aktiengesellschaft in Muenchen	Insurance	1,460	272,364
SAP SE	Software	2,450	222,798
			580,650
Hong Kong 2.8%
AIA Group Ltd	Insurance	15,200	101,022
Swire Properties Ltd	Real Estate Management & Development	64,400	188,475
			289,497
Ireland 1.9%
CRH PLC	Construction Materials	5,910	197,689
Israel 0.9%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,000	92,020
Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	9,914	142,832
Japan 4.4%
CANON Inc	Technology Hardware, Storage & Peripherals	5,700	164,396
Kirin Holdings Co. Ltd	Beverages	6,300	103,886
Otsuka Holdings Co. Ltd	Pharmaceuticals	2,300	104,126
Suntory Beverage & Food Ltd	Beverages	2,000	85,828
			458,236
Netherlands 3.7%
NN Group NV	Insurance	3,260	100,199
[a] QIAGEN NV	Life Sciences Tools & Services	10,450	286,748
			386,947
Portugal 0.9%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	6,620	90,502
Singapore 1.0%
[a] Flex Ltd	Electronic Equipment, Instruments
	& Components	7,630	103,921
South Korea 2.9%
LG Electronics Inc	Household Durables	1,918	83,480
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	72	104,545
Shinhan Financial Group Co. Ltd	Banks	3,113	113,569
			301,594

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TEMPLETON DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Switzerland 5.1%
Roche Holding AG	Pharmaceuticals	1,020	$253,071
Swiss Re AG	Insurance	3,070	277,022
			530,093
Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	29,000	169,149
Thailand 3.6%
Advanced Info Service PCL, fgn	Wireless Telecommunication Services	20,100	92,975
Bangkok Bank PCL, fgn	Banks	19,400	91,139
Krung Thai Bank PCL, fgn	Banks	200,200	101,865
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	37,700	88,283
			374,262
United Kingdom 6.8%
BP PLC	Oil, Gas & Consumable Fuels	33,870	197,644
Johnson Matthey PLC	Chemicals	2,550	108,923
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	3,740	187,262
Royal Mail PLC	Air Freight & Logistics	19,850	126,000
Vodafone Group PLC.	Wireless Telecommunication Services	29,780	85,634
			705,463
United States 37.3%
[a,b] Alphabet Inc., A	Internet Software & Services	240	192,974
[b] American Express Co	Consumer Finance	4,400	281,776
American International Group Inc	Insurance	4,770	283,052
Apple Inc	Technology Hardware, Storage & Peripherals	2,300	260,015
Autoliv Inc	Auto Components	890	95,052
The Bank of New York Mellon Corp	Capital Markets	5,340	212,959
Cisco Systems Inc	Communications Equipment	2,960	93,891
[b] Comcast Corp., A	Media	4,210	279,291
[a] eBay Inc	Internet Software & Services	2,880	94,752
Eli Lilly & Co	Pharmaceuticals	1,160	93,102
JPMorgan Chase & Co	Banks	3,770	251,044
Medtronic PLC	Health Care Equipment & Supplies	2,540	219,456
Microsoft Corp	Software	1,620	93,312
[b] Oracle Corp	Software	5,810	228,217
Perrigo Co. PLC	Pharmaceuticals	990	91,407
Pfizer Inc	Pharmaceuticals	6,200	209,994
The Procter & Gamble Co	Household Products	1,990	178,603
[b] Rockwell Collins Inc	Aerospace & Defense	2,330	196,512
SunTrust Banks Inc	Banks	3,590	157,242
Tiffany & Co	Specialty Retail	3,620	262,921
Twenty-First Century Fox Inc., A	Media	3,860	93,489
			3,869,061
Total Common Stocks (Cost $8,889,203)			9,147,312

Semiannual Report 12

T E M P L E T O N D Y N A M I C E Q U I T Y F U N D
S T A T E M E N T OF IN V E S T M E N T S ( U N A U D I T E D )

Templeton Dynamic Equity Fund (continued)
	Industry	Shares	Value
Management Investment Companies 6.5%
United States 6.5%
iShares Global Materials ETF	Diversified Financial Services	3,089	$165,230
iShares MSCI ACWI ETF	Diversified Financial Services	8,707	514,584
Total Management Investment Companies
(Cost $644,657)			679,814
Total Investments before Short Term
Investments (Cost $9,533,860)			9,827,126

Short Term Investments (Cost $340,743) 3.3%
Money Market Funds 3.3%
United States 3.3%
[a,c] Institutional Fiduciary Trust Money Market Portfolio		340,743	340,743
Total Investments (Cost $9,874,603) 97.9%			10,167,869
Securities Sold Short (3.0)%			(308,978)
Other Assets, less Liabilities 5.1%			527,304
Net Assets 100.0%			$10,386,195

	Industry
[d] Securities Sold Short (Proceeds $297,527)
(3.0)%
Management Investment Companies (3.0)%
United States (3.0)%
iShares Global Energy ETF
	Diversified Financial Services	9,400	$(308,978)

See Abbreviations on page 24.

aNon-income producing.
bA portion or all of the security has been segregated as collateral for securities sold short. At September 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $821,057, representing 7.9% of net assets.
cSee Note 3(e) regarding investments in affiliated management investment companies.
dSee Note 1(c) regarding securities sold short.

13 Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2016 (unaudited)

Templeton Dynamic Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,533,860
Cost - Non-controlled affiliates (Note 3e)	340,743
Total cost of investments	$9,874,603
Value - Unaffiliated issuers	$9,827,126
Value - Non-controlled affiliates (Note 3e)	340,743
Total value of investments	10,167,869
Receivables:
Investment securities sold	1,783,749
Dividends	13,600
Due from brokers	304,556
Offering costs	29,462
Total assets	12,299,236
Liabilities:
Payables:
Investment securities purchased	1,592,302
Securities sold short, at value (proceeds $297,527)	308,978
Accrued expenses and other liabilities	11,761
Total liabilities	1,913,041
Net assets, at value.	$10,386,195
Net assets consist of:
Paid-in capital.	$10,000,000
Undistributed net investment income	75,923
Net unrealized appreciation (depreciation)	282,694
Accumulated net realized gain (loss)	27,578
Net assets, at value.	$10,386,195
Shares outstanding	1,000,000
Net asset value and maximum offering price per share	$10.39

The accompanying notes are an integral part of these financial statements. | Semiannual Report 14

T E M P L E T O N GL O B A L I N V E S T M E N T TR U S T
F I N A N C I A L S T A T E M E N T S

Statement of Operations
for the period ended September 30, 2016a (unaudited)

Templeton Dynamic Equity Fund

Investment income:
Dividends (net of foreign taxes of $8,974)	$128,756
Expenses:
Management fees (Note 3a)	37,760
Custodian fees (Note 4)	983
Reports to shareholders	1,489
Professional fees	29,643
Amortization of offering costs	20,788
Dividends on securities sold short	10,874
Other	1,029
Total expenses	102,566
Expenses waived/paid by affiliates (Note 3e and 3f)	(49,733)
Net expenses	52,833
Net investment income	75,923
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	32,406
Foreign currency transactions	(4,828)
Net realized gain (loss)	27,578
Net change in unrealized appreciation (depreciation) on:
Investments	281,815
Translation of other assets and liabilities
denominated in foreign currencies	879
Net change in unrealized appreciation (depreciation)	282,694
Net realized and unrealized gain (loss)	310,272
Net increase (decrease) in net assets resulting from operations	$386,195

aFor the period May 2, 2016 (commencement of operations) to September 30, 2016.

15	Semiannual Report | The accompanying notes are an integral part of these financial statements.

                                                                                                                           TEMPLETON GLOBAL INVESTMENT TRUST
                                                                                                                                          FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Templeton Dynamic Equity Fund

Period Ended
September 30, 2016[a]
(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$75,923
Net realized gain (loss)	27,578
Net change in unrealized appreciation (depreciation)	282,694
Net increase (decrease) in net assets resulting from operations	386,195
Capital share transactions (Note 2)	10,000,000
Net increase (decrease) in net assets	10,386,195
Net assets:
End of period	$10,386,195
Undistributed net investment income included in net assets:
End of period	$75,923

aFor the period May 02, 2016 (commencement of operations) to September 30, 2016.

The accompanying notes are an integral part of these financial statements. | Semiannual Report 16

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Dynamic Equity Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Dynamic Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund commenced operations on May 2, 2016, with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these

17	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

Semiannual Report 18

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions (or expected to be taken in future tax years).

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

19	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	September 30, 2016[a]
	Shares	Amount
Shares sold	1,000,001	$10,000,010
Shares redeemed	(1)	(10)
Net increase (decrease)	1,000,000	$10,000,000
[a]For the period May 2, 2016 (commencement of operations) to September 30, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Ltd. (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee and administrative fee to Global Advisors 0.90%, per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

Semiannual Report 20

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended September 30, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	–	1,866,668	(1,525,925)	340,743	$340,743	$–	$–	0.0%[a]

[a]Rounds to less than 0.1%.

f. Waiver and Expense Reimbursements

Global Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses and dividend expense on securities sold short) for Advisor Class of the Fund does not exceed 1.00% based on the average net assets of the class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2016, there were no credits earned.

21 Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

5. Income Taxes

At September 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$9,874,603

Unrealized appreciation	$481,390
Unrealized depreciation	(188,124)
Net unrealized appreciation (depreciation)	$293,266

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2016, aggregated $13,944,473 and $4,443,020, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report 22

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

8. Fair Value Measurements (continued)

A summary of inputs used as of September 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$9,147,312	$—	$—	$9,147,312
Management Investment Companies	679,814	—	—	679,814
Short Term Investments	340,743	—	—	340,743
Total Investments in Securities	$10,167,869	$—	$—	$10,167,869

Liabilities:
Other Financial Instruments:
Securities Sold Short	$308,978	$—	$—	$308,978

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

23	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)
Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund

Semiannual Report 24

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON DYNAMIC EQUITY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

25 Semiannual Report

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
September 30, 2016

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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2 Semiannual Report

franklintempleton.com

Semiannual Report

Templeton Emerging Markets Balanced Fund

We are pleased to bring you Templeton Emerging Markets Balanced Fund’s semiannual report for the period ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares delivered a +11.14% cumulative total return for the six months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global generated a +9.79% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

The global economy grew moderately during the six months under review amid a generally weak recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies overall continued to grow faster than developed market economies. China’s economy expanded in 2016’s second and third quarters, aided by fiscal and monetary stimulus measures. India’s economy cooled in 2016’s second quarter, due to slower private consumption growth and declining fixed investment. Russia’s economic contraction eased in 2016’s second quarter, as crude oil prices began to recover and industrial production improved. Brazil remained in recession, although investments grew in the second quarter. Among other emerging markets, Indonesia’s and Hungary’s economies showed signs of improvement, while Malaysia’s and South Korea’s economies moderated.

Mexico’s central bank raised its benchmark interest rate to control inflation and support its currency, while other emerging markets central banks, including those of South Korea, Hungary, Indonesia, Malaysia and Russia lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June and

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the six months ended 9/30/16, the MSCI EM Index posted a +10.02% total return and the JPM EMBI Global posted a +9.34% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

September, citing lower inflation expectations amid an economic recession. The People’s Bank of China effectively devalued the Chinese currency against the Japanese yen and the U.S. dollar.

Emerging market stocks overall advanced during the six-month period, despite the U.K.’s referendum vote in June to leave the European Union and uncertainty about the timing of the U.S. Federal Reserve’s (Fed’s) potential rate increase. Supporting stocks were the finalization of Greece’s debt deal with its creditors, rising commodity prices, additional monetary easing measures by key central banks, Brazil’s impeachment of

President Dilma Rousseff, and subsiding concerns about global economic growth. Near period-end, the Fed’s decision to keep its target rate unchanged and an agreement by the members of the Organization of the Petroleum Exporting Countries to limit production bolstered investor sentiment. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +10.02% total return.1 U.S. dollar-denominated emerging market bonds, as measured by the JPM EMBI Global, generated a +9.34% total return for the same period.1

In the summer months of July and August, sovereign credit and corporate credit markets notably rallied with some of the strongest performance coming from the high yield credit tiers. A number of emerging market local-currency markets also resumed rallies that had begun in the spring months but were temporarily sidetracked by market volatility after the Brexit referendum result. Over the full period, a number of emerging market currencies appreciated against the U.S. dollar, notably the Brazilian real, the Uruguayan peso, the Colombian peso and the Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso and the Malaysian ringgit.

In developed markets, the Japanese yen strengthened considerably against the U.S. dollar, while the euro moderately depreciated after some intermittent periods of strengthening. We believed the periods of yen and euro strength would prove temporary and we expected fundamentals to ultimately re-emerge in the currency valuations. Given U.S. labor market strength and underlying inflation pressures, we anticipated that the Fed would ultimately have to make a firmer commitment to rate hikes that would fortify the divergences in monetary policies between the easings of the European Central Bank and the Bank of Japan and the tightening of the Fed, resulting in a weakening of the euro and the yen against the U.S. dollar. Although the Fed did not hike rates during the period, conditions that would support a rate hike (full employment and rising inflation pressures) persisted, which we believed continued to support our longer term views for rising U.S. Treasury yields and fundamental depreciations of the euro and the yen.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

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When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The Fund may also enter into various other transactions involving derivatives from time to time.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract, or a future, is an agreement between the
Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

During the six months under review, key contributors to the Fund’s absolute performance included investments in Samsung Electronics, Tencent Holdings and Taiwan Semiconductor Manufacturing Co. (TSMC).

Samsung Electronics is a South Korea-based major manufacturer of consumer electronics and one of the world’s largest manufacturers of smartphones, tablets and televisions. Its shares benefited from the company’s higher second-quarter 2016 profit guidance. The firm subsequently reported a double-digit increase in second-quarter earnings, driven by strong profits in the Internet technology (IT) and mobile communications division and strength in the semiconductor business. Share buybacks and expectations of higher dividends

Top Five Equity Holdings
9/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1%
Semiconductors & Semiconductor Equipment, Taiwan
Samsung Electronics Co. Ltd.	3.6%
Technology Hardware, Storage & Peripherals, South Korea
Naspers Ltd.	3.4%
Media, South Africa
Tencent Holdings Ltd.	3.0%
Internet Software & Services, China
Unilever PLC	2.8%
Personal Products, U.K.

further supported investor sentiment. However, its shares struggled somewhat near period-end as its new Galaxy Note product had battery fire issues that led to a product recall in September and, ultimately, a production halt after period-end.

Tencent is one of the world’s largest and most widely used Internet service portals. With a strategic goal of providing users with “one-stop online lifestyle services,” Tencent provides value-added Internet, mobile and telecommunication services, and online advertising. Its stock performed well during the period, supported by strong second-quarter 2016 earnings growth, driven by the mobile gaming, performance-based ad and cloud businesses, reflecting China’s transition toward a consumption economy.

TSMC is the world’s largest independent integrated circuit foundry. Its record-high second-quarter 2016 revenue and earnings results and agreement with Apple to be the exclusive supplier of processors for the next-generation iPhones, leading to higher revenue growth expectations for 2016’s second half, supported share price performance. Additionally, development of technologies in other areas, such as high-performance computing, led investors to adopt a positive view on the company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2016, the U.S. dollar declined in value relative to many currencies in which the Fund’s equity investments were traded. As a result, the Fund’s equity performance was

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TEMPLETON EMERGING MARKETS BALANCED FUND

positively affected by the equity portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, key detractors from the Fund’s absolute performance included positions in Infosys, Mail.ru Group and Baidu.

Infosys is an IT, consulting and outsourcing company that provides its clients with solutions to help them improve business performance. It is based in India but operates globally across a number of industry segments. The company experienced unexpected weakness in consulting services spending that affected its second-quarter 2016 corporate results, leading company management to reduce its fiscal-year sales outlook. Additionally, a U.K.-based institution canceled a service contract.

Mail.ru, one of Russia’s largest Internet companies, operates social networking sites, instant messaging networks, email services and Internet portals. Disappointing first-half 2016 results, with profitability impacted by higher marketing costs to promote games, and company management’s cautious outlook for 2016’s second half, weighed on share price performance. Furthermore, Russia’s weak economy impacted consumer spending, which in turn affected the company’s gaming revenues.

Baidu is China’s leading Internet search platform and online marketing solutions provider. The company also operates an e-commerce platform with an online payment tool, develops and markets web application software, provides entertainment products, and provides human resources-related services. Its shares fell early in the period after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations. As a result, the company lowered its second-quarter 2016 sales outlook. Its share price rebounded late in the period as many investors favorably viewed Baidu’s strength and investment in artificial intelligence, an area that its chief executive officer views as the industry’s next growth driver.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s equity investments in several countries, notably South Korea, Russia, Saudi Arabia2 and China. In sector terms, we increased equity holdings largely in materials, energy and IT and made some purchases in consumer discretionary.3 Key purchases included additional investment in the aforementioned Samsung Electronics and new positions in Saudi Basic Industries,2 one of the world’s largest petrochemical producers, and Alibaba Group Holding, China’s biggest e-commerce company.

Conversely, we reduced the Fund’s equity holdings in Brazil and South Africa, as well as in Belgium-listed and U.K.-listed emerging market companies, as we sought to focus on opportunities we considered to be more attractively valued within our investment universe. In sector terms, we reduced positions largely in financials, consumer staples and telecommunication services.4 Key sales included reducing positions in Banco Bradesco, a Brazilian commercial bank; Naspers, a South Africa-based globally diversified media group; and Anheuser-Busch InBev, a Belgium-listed international brewer with substantial emerging market operations.

Top Five Fixed Income Holdings*
9/30/16
% of Total
Issue/Issuer	Net Assets
Nota Do Tesouro Nacional	5.1%
Government of Mexico	3.2%
Government of Ukraine	3.0%
Government of Indonesia	2.7%
Titulos de Tesoreria	2.1%
* Excludes short-term investments.

Fixed Income

Overall, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The materials sector comprises chemicals, construction materials, and metals and mining in the equity section of the SOI. The energy sector comprises oil, gas and consumable fuels in the equity section of the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services;
semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity section of the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; household durables; hotels, restaurants and leisure; Internet and direct marketing retail; media; specialty retail; and
textiles, apparel and luxury goods in the equity section of the SOI.
4. The financials sector comprises banks, capital markets, diversified financial services and insurance in the equity section of the SOI. The consumer staples sector comprises beverages, food products, food and staples retailing, and personal products in the equity section of the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as our longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?
An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

During the period, interest-rate strategies, overall credit exposures and currency positions contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Latin America (Brazil and Colombia) and Asia ex-Japan (Indonesia) contributed to absolute performance. Credit exposures in Europe and Africa also contributed to absolute return. Among currencies, the Fund’s net-negative position in the euro, through currency forward contracts, contributed to absolute performance, as did currency positions in Latin America (Brazilian real and Uruguayan peso).

The Fund’s position in the Mexican peso detracted from absolute performance. Negative duration exposure to U.S. Treasuries, through interest-rate swaps, also detracted from absolute return.

Thank you for your participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

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TEMPLETON EMERGING MARKETS BALANCED FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A:
5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

			Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]	(with waiver)	(without waiver)
A			1.50%	2.27%
6-Month	+11.14%	+4.73%
1-Year	+19.05%	+12.14%
3-Year	-5.30%	-3.72%
Since Inception (10/3/11)	+4.07%	-0.39%
Advisor			1.25%	2.02%
6-Month	+11.20%	+11.20%
1-Year	+19.20%	+19.20%
3-Year	-4.48%	-1.52%
Since Inception (10/3/11)	+5.41%	+1.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations and economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the
Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the
Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 7/31/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,111.40	$7.83	$1,017.65	$7.49	1.48%
C	$1,000	$1,108.00	$11.78	$1,013.89	$11.26	2.23%
R	$1,000	$1,110.50	$9.15	$1,016.39	$8.74	1.73%
Advisor	$1,000	$1,112.00	$6.51	$1,018.90	$6.23	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
Templeton Emerging Markets Balanced Fund
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$8.33	$9.36	$10.10	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.23	0.30	0.36	0.34	0.12
Net realized and unrealized gains (losses)	0.77	(1.22)	(0.67)	(1.32)	(0.08)	1.47
Total from investment operations	0.92	(0.99)	(0.37)	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.06)	(0.04)	(0.37)	(0.31)	(0.41)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[d]	—
Total distributions	(0.06)	(0.04)	(0.37)	(0.32)	(0.41)	(0.06)
Net asset value, end of period	$9.19	$8.33	$9.36	$10.10	$11.38	$11.53

Total return[e]	11.14%	(10.57)%	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	2.22%	2.25%	2.10%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by
affiliates	1.48%	1.50%	1.53%	1.54%	1.44%	1.40%
Net investment income	3.50%	2.65%	3.00%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of period (000’s)	$23,788	$23,171	$30,151	$29,971	$26,559	$14,730
Portfolio turnover rate	11.35%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$8.25	$9.30	$10.03	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12	0.16	0.23	0.28	0.24	0.14
Net realized and unrealized gains (losses)	0.77	(1.21)	(0.66)	(1.31)	(0.07)	1.41
Total from investment operations	0.89	(1.05)	(0.43)	(1.03)	0.17	1.55
Less distributions from:
Net investment income	(0.02)	—	(0.30)	(0.25)	(0.34)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[d]	—
Total distributions	(0.02)	—	(0.30)	(0.26)	(0.34)	(0.06)
Net asset value, end of period	$9.12	$8.25	$9.30	$10.03	$11.32	$11.49

Total return[e]	10.80%	(11.29)%	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	2.97%	2.98%	2.80%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by
affiliates	2.23%	2.23%	2.23%	2.23%	2.23%	2.23%
Net investment income	2.75%	1.92%	2.30%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of period (000’s)	$3,376	$3,462	$4,079	$4,250	$3,256	$534
Portfolio turnover rate	11.35%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$8.32	$9.35	$10.09	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.14	0.16	0.29	0.36	0.30	0.13
Net realized and unrealized gains (losses)	0.78	(1.17)	(0.68)	(1.34)	(0.07)	1.44
Total from investment operations	0.92	(1.01)	(0.39)	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.06)	(0.02)	(0.35)	(0.29)	(0.37)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[d]	—
Total distributions	(0.06)	(0.02)	(0.35)	(0.30)	(0.37)	(0.06)
Net asset value, end of period	$9.18	$8.32	$9.35	$10.09	$11.37	$11.51

Total return[e]	11.05%	(10.79)%	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	2.47%	2.48%	2.30%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by
affiliates	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%
Net investment income	3.25%	2.42%	2.80%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of period (000’s)	$188	$149	$52	$53	$56	$20
Portfolio turnover rate	11.35%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$8.35	$9.38	$10.11	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.16	0.25	0.34	0.42	0.37	0.12
Net realized and unrealized gains (losses)	0.77	(1.22)	(0.67)	(1.36)	(0.08)	1.49
Total from investment operations	0.93	(0.97)	(0.33)	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.08)	(0.06)	(0.40)	(0.34)	(0.43)	(0.07)
Net realized gains	—	—	—	(0.01)	(—)[d]	—
Total distributions	(0.08)	(0.06)	(0.40)	(0.35)	(0.43)	(0.07)
Net asset value, end of period	$9.20	$8.35	$9.38	$10.11	$11.40	$11.54

Total return[e]	11.20%	(10.32)%	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.97%	1.98%	1.80%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by
affiliates	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income	3.75%	2.92%	3.30%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of period (000’s)	$8,859	$6,522	$8,068	$8,911	$17,346	$12,087
Portfolio turnover rate	11.35%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2016 (unaudited)
Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 58.2%
Argentina 0.2%
MercadoLibre Inc	Internet Software & Services	400	$73,988
Belgium 0.8%
Anheuser-Busch InBev SA/NV	Beverages	2,299	301,250
Brazil 1.2%
CETIP SA-Mercados Organizados	Capital Markets	9,900	130,611
M Dias Branco SA	Food Products	4,200	171,737
Mahle-Metal Leve SA	Auto Components	10,300	73,522
Totvs SA	Software	7,600	71,038
			446,908
Cambodia 0.7%
NagaCorp Ltd	Hotels, Restaurants & Leisure	370,000	243,285
China 12.8%
[a] Alibaba Group Holding Ltd., ADR.	Internet Software & Services	2,720	287,749
[a] Baidu Inc., ADR	Internet Software & Services	2,394	435,876
Bloomage Biotechnology Corp. Ltd	Chemicals	50,700	85,498
Brilliance China Automotive Holdings Ltd	Automobiles	664,600	745,456
China Life Insurance Co. Ltd., H	Insurance	66,000	170,183
China Mobile Ltd	Wireless Telecommunication Services	41,500	502,140
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	580,000	422,493
COSCO Shipping Ports Ltd	Transportation Infrastructure	78,700	80,665
Dah Chong Hong Holdings Ltd	Distributors	143,700	57,989
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	57,300	52,429
NetEase Inc., ADR	Internet Software & Services	1,294	311,569
Ping An Insurance Group Co. of China Ltd., A.	Insurance	21,900	112,133
Poly Culture Group Corp. Ltd., H	Media	17,600	45,496
Tencent Holdings Ltd	Internet Software & Services	40,000	1,098,455
Uni-President China Holdings Ltd	Food Products	258,000	182,947
Weifu High-Technology Co. Ltd., B	Auto Components	15,200	33,373
			4,624,451
Hong Kong 2.3%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	34,000	241,400
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	189,600	329,023
Sands China Ltd	Hotels, Restaurants & Leisure	57,600	249,890
			820,313
Hungary 0.6%
Richter Gedeon Nyrt	Pharmaceuticals	10,440	212,198
India 4.0%
ICICI Bank Ltd., ADR	Banks	43,100	321,957
Infosys Ltd., ADR.	IT Services	32,360	510,641
Tata Motors Ltd., ADR	Automobiles	15,510	620,090
			1,452,688
Indonesia 3.2%
Astra International Tbk PT	Automobiles	763,100	482,383
Bank Danamon Indonesia Tbk PT	Banks	1,801,700	559,105
Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	125,370
			1,166,858
Kenya 0.2%
Equity Group Holdings Ltd	Banks	264,200	84,763

16 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Mexico 0.4%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	6,100	$69,784
[a] Corporacion GEO SAB de CV, B	Household Durables	5,256	2,187
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
Nemak SAB de CV	Auto Components	63,000	69,370
[a] Telesites SAB de CV	Diversified Telecommunication Services	6,100	3,445
			144,786
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	12,098	5,763
Pakistan 0.7%
Habib Bank Ltd	Banks	117,800	249,115
Peru 0.1%
[a] Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,896	40,081
Philippines 0.3%
BDO Unibank Inc	Banks	19,400	44,105
[a] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	574,600	54,251
			98,356
Russia 2.8%
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	3,000	146,070
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	2,850	138,766
[a,c] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	12,720	223,109
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	18,100	289,238
[a] Yandex NV, A.	Internet Software & Services	10,780	226,919
			1,024,102
Singapore 0.1%
DBS Group Holdings Ltd	Banks	1,456	16,435
South Africa 5.3%
[a,d] Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
[a,d] Edcon Holdings Ltd., F1 wts., 2/20/49.	Specialty Retail	1,503,436	—
[a,d] Edcon Holdings Ltd., F2 wts., 2/20/49.	Specialty Retail	121,748	—
Massmart Holdings Ltd	Food & Staples Retailing	13,577	117,533
MTN Group Ltd	Wireless Telecommunication Services	19,873	170,224
Naspers Ltd., N	Media	7,034	1,218,354
Remgro Ltd	Diversified Financial Services	23,822	398,788
			1,904,899
South Korea 9.4%
Daelim Industrial Co. Ltd	Construction & Engineering	3,564	268,465
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	2,587	224,254
Hankook Tire Co. Ltd	Auto Components	1,583	85,441
Hanon Systems	Auto Components	14,588	164,367
Hite Jinro Co. Ltd	Beverages	3,310	67,822
Hyundai Development Co-Engineering &
Construction	Construction & Engineering	9,960	464,272
Hyundai Wia Corp	Auto Components	1,200	94,427
iMarketkorea Inc	Trading Companies & Distributors	5,050	58,965
Interpark Holdings Corp	Internet & Direct Marketing Retail	10,111	46,396
KT Skylife Co. Ltd	Media	13,494	196,181
POSCO	Metals & Mining	268	55,279
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	900	1,306,819

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Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
South Korea (continued)
SK Hynix Inc	Semiconductors & Semiconductor Equipment	8,960	$327,288
Youngone Corp	Textiles, Apparel & Luxury Goods	1,610	54,201
			3,414,177
Taiwan 6.8%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	21,000	170,811
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	198,990	502,420
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	1,000	120,809
Pegatron Corp	Technology Hardware, Storage & Peripherals	70,200	180,834
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	257,000	1,499,009
			2,473,883
Thailand 3.1%
Kasikornbank PCL, fgn	Banks	45,000	243,929
Kiatnakin Bank PCL, fgn	Banks	75,200	115,224
Land and Houses PCL, fgn	Real Estate Management & Development	413,460	115,946
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	43,500	101,864
Siam Commercial Bank PCL, fgn	Banks	22,800	97,554
Thai Beverage PCL, fgn	Beverages	214,100	152,323
Univanich Palm Oil PCL, fgn	Food Products	1,657,000	294,610
			1,121,450
United Kingdom 2.8%
Unilever PLC	Personal Products	21,178	1,003,620
United States 0.4%
[a] IMAX Corp	Media	5,273	152,759
Total Common Stocks and Other
Equity Interests (Cost $19,396,143)			21,076,128

[e] Participatory Notes 0.8%
Saudi Arabia 0.8%
[a] Deutsche Bank AG/London, Samba Financial
Group, 8/03/20	Banks	10,797	50,794
HSBC Bank PLC,
[a] Saudi Basic Industries Corp., 1/22/18	Chemicals	11,810	255,764
[f] Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	500	4,238
Total Participatory Notes
(Cost $322,320)			310,796

Preferred Stocks 2.9%
Brazil 2.9%
[g] Banco Bradesco SA, 3.835%, ADR, pfd	Banks	40,410	366,519
[g] Itau Unibanco Holding SA, 3.569%, ADR, pfd	Banks	61,175	669,255
Total Preferred Stocks
(Cost $695,898)			1,035,774

18 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Principal
	Industry	Amount*			Value

Corporate Bonds and Notes 1.4%
Nigeria 0.5%
[f] Access Bank PLC, sub. note, 144A, 9.25% to
6/23/19, FRN thereafter, 6/24/21	Banks	200,000			$168,744
Poland 0.4%
[f,h] Play Topco SA, senior note, 144A, PIK, 7.75%,
2/28/20	Communications Equipment	120,000		EUR	137,917
Romania 0.3%
[f] Cable Communications Systems NV, senior secured
note, 144A, 7.50%, 11/01/20	Media	100,000		EUR	117,163
South Africa 0.2%
[f] Edcon Ltd.,
[i] senior secured note, 144A, 9.50%, 3/01/18	Specialty Retail	135,000		EUR	38,717
[h] senior secured note, 144A, PIK, 12.75%,
6/30/19	Specialty Retail	36,216		EUR	10,066
[h] super senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	23,077		EUR	17,294
[h] super senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	11,537		EUR	8,646
					74,723
Total Corporate Bonds and Notes
(Cost $721,217)					498,547

Foreign Government and Agency
Securities 29.5%
Argentina 1.4%
[j] Argentine Bonos del Tesoro, 18.20%, 10/03/21		8,049,000		ARS	524,041
Brazil 5.2%
Letra Tesouro Nacional, Strip, 10/01/16		80	[k]	BRL	24,601
Nota Do Tesouro Nacional,
10.00%, 1/01/21		310	[k]	BRL	90,923
10.00%, 1/01/23		10	[k]	BRL	2,879
10.00%, 1/01/25		2,820	[k]	BRL	802,904
10.00%, 1/01/27		30	[k]	BRL	8,415
[l] Index Linked, 6.00%, 8/15/18		80	[k]	BRL	72,249
[l] Index Linked, 6.00%, 5/15/19		70	[k]	BRL	63,444
[l] Index Linked, 6.00%, 8/15/20		20	[k]	BRL	18,115
[l] Index Linked, 6.00%, 8/15/22		60	[k]	BRL	54,347
[l] Index Linked, 6.00%, 5/15/23		128	[k]	BRL	116,170
[l] Index Linked, 6.00%, 8/15/24		10	[k]	BRL	9,118
[l] Index Linked, 6.00%, 5/15/45		100	[k]	BRL	92,977
senior note, 10.00%, 1/01/17		1,720	[k]	BRL	524,398
					1,880,540
Colombia 2.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21		52,000,000		COP	19,303
senior bond, 9.85%, 6/28/27		12,000,000		COP	5,077
Titulos de Tesoreria,
B, 7.75%, 9/18/30		856,000,000		COP	313,498
senior bond, B, 11.25%, 10/24/18		93,000,000		COP	35,111
senior bond, B, 7.00%, 5/04/22.		69,000,000		COP	24,310

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Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Colombia (continued)
Titulos de Tesoreria, (continued)
senior bond, B, 10.00%, 7/24/24	158,000,000	COP	$65,090
senior bond, B, 7.50%, 8/26/26.	566,000,000	COP	203,038
senior bond, B, 6.00%, 4/28/28.	305,000,000	COP	96,793
senior note, B, 7.00%, 9/11/19	56,000,000	COP	19,686
senior note, B, 11.00%, 7/24/20	51,000,000	COP	20,264
			802,170
Ghana 2.0%
Ghana Treasury Note, 24.25%, 6/11/18	60,000	GHS	15,151
Government of Ghana,
24.44%, 5/29/17	10,000	GHS	2,532
23.00%, 8/21/17	310,000	GHS	77,748
23.23%, 2/19/18	140,000	GHS	35,107
23.47%, 5/21/18	280,000	GHS	70,353
24.50%, 10/22/18	409,000	GHS	104,212
24.50%, 5/27/19	50,000	GHS	12,829
24.50%, 6/21/21	120,000	GHS	31,307
senior note, 24.00%, 11/23/20	1,470,000	GHS	373,985
			723,224
Indonesia 2.7%
Government of Indonesia,
8.375%, 3/15/34	890,000,000	IDR	74,843
FR34, 12.80%, 6/15/21	1,775,000,000	IDR	169,156
FR35, 12.90%, 6/15/22	35,000,000	IDR	3,446
FR36, 11.50%, 9/15/19	63,000,000	IDR	5,455
FR43, 10.25%, 7/15/22	43,000,000	IDR	3,818
senior bond, FR31, 11.00%, 11/15/20	31,000,000	IDR	2,730
senior bond, FR53, 8.25%, 7/15/21	208,000,000	IDR	16,858
senior bond, FR56, 8.375%, 9/15/26	759,000,000	IDR	63,536
senior bond, FR61, 7.00%, 5/15/22	24,000,000	IDR	1,853
senior bond, FR63, 5.625%, 5/15/23	9,000,000	IDR	643
senior bond, FR69, 7.875%, 4/15/19	36,000,000	IDR	2,840
senior bond, FR70, 8.375%, 3/15/24	7,738,000,000	IDR	638,855
senior note, 8.50%, 10/15/16	125,000,000	IDR	9,592
			993,625
Malaysia 0.4%
Government of Malaysia,
senior bond, 3.814%, 2/15/17.	140,000	MYR	34,029
senior bond, 4.24%, 2/07/18	200,000	MYR	49,402
senior bond, 3.26%, 3/01/18	54,000	MYR	13,173
senior note, 3.394%, 3/15/17	50,000	MYR	12,144
senior note, 4.012%, 9/15/17	100,000	MYR	24,522
senior note, 3.314%, 10/31/17	80,000	MYR	19,504
			152,774

20 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Mexico 3.2%
Government of Mexico,
7.25%, 12/15/16	157,300[m] MXN			$815,016
7.75%, 12/14/17	28,260[m] MXN			150,453
senior note, 8.50%, 12/13/18	29,300	[m]	MXN	160,388
senior note, M, 5.00%, 6/15/17	2,900	[m]	MXN	14,945
				1,140,802
Montenegro 0.4%
[f] Government of Montenegro, 144A, 5.375%,
5/20/19	110,000		EUR	129,631
Philippines 0.5%
Government of the Philippines,
senior note, 3.375%, 8/20/20	10,000		PHP	210
senior note, 5-72, 2.125%, 5/23/18	718,000		PHP	14,836
senior note, 7-51, 5.00%, 8/18/18	650,000		PHP	13,994
senior note, 7-56, 3.875%, 11/22/19	7,040,000		PHP	149,970
				179,010
Poland 0.8%
[n] Government of Poland,
FRN, 1.79%, 1/25/17.	571,000		PLN	149,497
FRN, 1.79%, 1/25/21.	579,000		PLN	149,402
				298,899
Senegal 0.6%
[f] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			207,416
Serbia 1.1%
Serbia Treasury Bond, 8.00%, 10/22/20	14,830,000		RSD	149,517
Serbia Treasury Note,
10.00%, 12/19/16	1,900,000		RSD	17,604
10.00%, 11/08/17	510,000		RSD	4,956
10.00%, 4/27/18	17,600,000		RSD	174,237
10.00%, 3/20/21	2,430,000		RSD	26,345
10.00%, 6/05/21	2,500,000		RSD	27,231
				399,890
South Africa 1.7%
Government of South Africa,
8.00%, 1/31/30	190,000		ZAR	12,744
8.875%, 2/28/35	570,000		ZAR	40,130
9.00%, 1/31/40	470,000		ZAR	33,040
8.75%, 1/31/44	830,000		ZAR	56,626
8.75%, 2/28/48	460,000		ZAR	31,479
R186, 10.50%, 12/21/26	5,330,000		ZAR	436,529
				610,548
Sri Lanka 0.7%
Government of Sri Lanka,
10.60%, 7/01/19	1,200,000		LKR	8,167
10.60%, 9/15/19	30,000		LKR	204
9.25%, 5/01/20	160,000		LKR	1,040
A, 5.80%, 1/15/17	8,300,000		LKR	56,104

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Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Sri Lanka (continued)
Government of Sri Lanka, (continued)
A, 7.50%, 8/15/18	20,000	LKR	$129
A, 9.00%, 5/01/21	20,610,000	LKR	130,870
A, 11.00%, 8/01/21	960,000	LKR	6,528
B, 5.80%, 7/15/17	2,900,000	LKR	19,158
D, 8.50%, 6/01/18	3,780,000	LKR	24,986
			247,186
Ukraine 3.0%
[f] Government of Ukraine,
144A, 7.75%, 9/01/20	630,000		618,250
144A, 7.75%, 9/01/21	274,000		266,808
144A, 7.75%, 9/01/22	129,000		124,927
[a,o] 144A, VRI, GDP Linked Securities, 5/31/40	252,000		81,804
			1,091,789
Uruguay 1.9%
[p] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	499,559	UYU	16,166
senior bond, Index Linked, 5.00%, 9/14/18.	88,171	UYU	3,081
senior bond, Index Linked, 4.375%, 12/15/28	9,990,079	UYU	323,286
senior bond, Index Linked, 4.00%, 7/10/30.	346,093	UYU	10,638
Uruguay Notas del Tesoro,
11.00%, 3/21/17	80,000	UYU	2,778
7, 13.25%, 4/08/18	1,290,000	UYU	44,592
[p] 10, Index Linked, 4.25%, 1/05/17	34,865	UYU	1,221
[p] 13, Index Linked, 4.00%, 5/25/25	170,839	UYU	5,482
[p] 18, Index Linked, 2.25%, 8/23/17	2,907,741	UYU	99,141
[p] 19, Index Linked, 2.50%, 9/27/22	69,730	UYU	2,085
senior note, 13.90%, 7/29/20	822,000	UYU	28,497
Uruguay Treasury Bill,
Strip, 11/03/16	330,000	UYU	11,438
Strip, 2/10/17	140,000	UYU	4,672
Strip, 4/03/17	1,935,000	UYU	63,277
Strip, 5/19/17	2,590,000	UYU	83,245
			699,599
Zambia 1.7%
[f] Government of Zambia, senior bond, 144A, 8.97%,
7/30/27	230,000		227,605
[f] Government of Zambia International Bond,
144A, 5.375%, 9/20/22	200,000		176,364
144A, 8.50%, 4/14/24	200,000		196,833
			600,802
Total Foreign Government and Agency
Securities
(Cost $11,112,505)			10,681,946
Total Investments before Short Term
Investments (Cost $32,248,083)			33,603,191

22 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value
Short Term Investments 7.9%
Foreign Government and Agency
Securities 0.7%
Malaysia 0.5%
[q] Bank of Negara Monetary Note, 10/06/16 - 9/19/17 .	650,000		MYR	$155,403
[q] Malaysia Treasury Bill, 1/20/17	10,000		MYR	2,401
				157,804
Mexico 0.1%
[q] Mexico Treasury Bill, 10/13/16 - 5/25/17	91,380	[r]	MXN	46,651
Philippines 0.1%
[q] Philippine Treasury Bill, 11/02/16 - 9/27/17	2,220,000		PHP	45,700
Total Foreign Government and Agency
Securities (Cost $257,130)				250,155
Total Investments before Money
Market Funds (Cost $32,505,213)				33,853,346

	Shares
Money Market Funds (Cost $2,620,813)
7.2%
United States 7.2%
[a,s] Institutional Fiduciary Trust Money Market Portfolio .	2,620,813			2,620,813
Total Investments (Cost $35,126,026)
100.7%				36,474,159
Other Assets, less Liabilities (0.7)%				(263,522)
Net Assets 100.0%				$36,210,637

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Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2016, the value of this security was
$223,109, representing 0.6% of net assets.
dSee Note 9 regarding restricted securities.
eSee Note 1(f) regarding Participatory Notes.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the aggregate value of these securities was $2,532,423, representing 7.0% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hIncome may be received in additional securities and/or cash.
iSee Note 7 regarding defaulted securities.
jSecurity purchased on a when-issued basis. See Note 1(c).
kPrincipal amount is stated in 1,000 Brazilian Real Units.
lRedemption price at maturity is adjusted for inflation. See Note 1(h).
mPrincipal amount is stated in 100 Mexican Peso Units.
nThe coupon rate shown represents the rate at period end.
oThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
pPrincipal amount of security is adjusted for inflation. See Note 1(h).
qThe security was traded on a discount basis with no stated coupon rate.
rPrincipal amount is stated in 10 Mexican Peso Units.
sSee Note 3(f) regarding investments in affiliated management investment companies.

At September 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso		MSCO	Buy	4,616,000	$6,797	10/03/16	$221	$—
Chilean Peso		MSCO	Sell	4,616,000	6,957	10/03/16	—	(60)
Euro		CITI	Sell	363,000	406,587	10/06/16	—	(1,469)
Chilean Peso		JPHQ	Buy	28,064,000	41,793	10/11/16	841	—
Chilean Peso		MSCO	Buy	20,892,500	31,116	10/11/16	623	—
Ghanaian Cedi		BZWS	Buy	29,574	6,914	10/11/16	497	—
Euro		DBAB	Sell	623,000	715,036	10/17/16	14,339	—
Chilean Peso		DBAB	Buy	56,385,000	84,790	10/18/16	817	—
Euro		DBAB	Sell	154,000	172,408	10/21/16	—	(831)
Chilean Peso		DBAB	Buy	26,372,500	40,043	10/25/16	—	(28)
Chilean Peso		MSCO	Buy	9,293,000	13,947	10/28/16	149	—
Indian Rupee		JPHQ	Buy	12,595,000	184,850	10/28/16	3,582	—
Euro		DBAB	Sell	340,000	379,181	10/31/16	—	(3,476)
Chilean Peso		MSCO	Buy	20,891,000	31,526	11/07/16	137	—
Euro		DBAB	Sell	41,018	45,872	11/08/16	—	(308)
Euro		DBAB	Sell	137,000	152,710	11/14/16	—	(1,572)
Euro		DBAB	Sell	117,750	131,991	11/15/16	—	(619)
Euro		BZWS	Sell	100,000	108,436	11/16/16	—	(4,189)
Brazilian Real.		HSBK	Buy	300,000	70,547	11/21/16	20,334	—

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	66,600	$75,678	11/22/16	$650	$—
Euro	JPHQ	Sell	239,400	272,152	11/22/16	2,458	—
Chilean Peso	DBAB	Buy	29,320,000	43,485	11/25/16	887	—
Euro	JPHQ	Sell	66,000	75,059	11/25/16	698	—
Euro	JPHQ	Sell	27,000	30,510	11/28/16	85	—
South African Rand.	DBAB	Buy	1,451,598	98,150	11/29/16	6,456	—
South African Rand.	DBAB	Sell	1,451,598	100,926	11/29/16	—	(3,680)
South African Rand.	HSBK	Buy	1,429,200	96,607	11/29/16	6,385	—
South African Rand.	HSBK	Sell	2,301,117	158,537	11/29/16	—	(7,288)
Chilean Peso	CITI	Buy	28,321,000	42,492	11/30/16	350	—
Malaysian Ringgit	HSBK	Buy	250,000	61,028	11/30/16	—	(693)
South African Rand.	HSBK	Sell	1,999,239	139,179	11/30/16	—	(4,862)
Australian Dollar	JPHQ	Sell	118,000	83,978	12/12/16	—	(6,205)
Australian Dollar	JPHQ	Sell	173,000	127,659	12/13/16	—	(4,556)
Australian Dollar	CITI	Sell	117,000	86,360	12/14/16	—	(3,055)
Australian Dollar	JPHQ	Sell	58,000	41,521	12/14/16	—	(2,804)
Euro	JPHQ	Sell	53,000	58,714	12/19/16	—	(1,075)
Euro	BZWS	Sell	136,000	152,605	12/22/16	—	(841)
Euro	GSCO	Sell	121,000	136,210	12/27/16	—	(348)
Malaysian Ringgit	JPHQ	Buy	361,050	87,602	1/05/17	—	(555)
Euro	CITI	Sell	28,594	31,694	1/19/17	—	(611)
Philippine Peso	DBAB	Buy	5,554,840	112,258	1/31/17	1,761	—
Euro	DBAB	Sell	100,000	110,332	2/03/17	—	(2,722)
Mexican Peso	CITI	Buy	7,208,000	374,968	2/08/17	—	(8,660)
Euro	DBAB	Sell	339,000	381,273	2/23/17	—	(2,330)
Australian Dollar	CITI	Sell	116,000	88,644	3/13/17	171	—
Malaysian Ringgit	HSBK	Buy	550,000	132,180	3/28/17	131	—
Australian Dollar	BOFA	Sell	696,000	531,361	3/29/17	718	—
Malaysian Ringgit	JPHQ	Buy	310,750	77,808	4/03/17	—	(3,068)
Malaysian Ringgit	JPHQ	Buy	25,770	6,561	4/05/17	—	(364)
Malaysian Ringgit	DBAB	Buy	238,900	60,504	4/07/17	—	(3,054)
Malaysian Ringgit	JPHQ	Buy	155,000	39,590	4/11/17	—	(2,321)
Philippine Peso	DBAB	Buy	1,885,120	39,602	6/30/17	—	(1,129)
Philippine Peso	JPHQ	Buy	1,863,000	39,205	7/03/17	—	(1,191)
Mexican Peso	CITI	Buy	7,253,572	375,288	9/07/17	—	(16,067)
Total Forward Exchange Contracts						$62,290	$(90,031)
Net unrealized appreciation (depreciation)							$(27,741)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At September 30, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$810,000	10/17/17	$—	$(2,017)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	20,000	10/04/23	—	(2,246)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	20,000	10/04/23	—	(2,276)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	20,000	10/07/23	—	(2,231)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	680,000	1/22/25	—	(30,812)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	850,000	1/23/25	—	(42,270)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	510,000	1/27/25	—	(25,448)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	130,000	1/29/25	—	(6,089)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	110,000	1/30/25	—	(5,178)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	160,000	2/03/25	—	(5,891)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10,000	10/04/43	—	(4,495)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10,000	10/04/43	—	(4,538)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10,000	10/07/43	—	(4,509)
Total Interest Rate Swap Contracts				$—	$(138,000)
Net unrealized appreciation (depreciation)					$(138,000)

See Abbreviations on page 43.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2016 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$32,505,213
Cost - Non-controlled affiliates (Note 3f)	2,620,813
Total cost of investments	$35,126,026
Value - Unaffiliated issuers	$33,853,346
Value - Non-controlled affiliates (Note 3f)	2,620,813
Total value of investments	36,474,159
Restricted Cash (Note 1e)	50,000
Foreign currency, at value (cost $8,447)	8,453
Receivables:
Investment securities sold	19,972
Capital shares sold	34,664
Dividends and interest	279,026
Due from brokers	122,482
Variation margin	11,944
Unrealized appreciation on OTC forward exchange contracts	62,290
Other assets.	8
Total assets	37,062,998
Liabilities:
Payables:
Investment securities purchased	563,302
Capital shares redeemed	52,731
Management fees	12,617
Distribution fees	15,925
Transfer agent fees	18,364
Due to brokers	50,000
Unrealized depreciation on OTC forward exchange contracts	90,031
Deferred tax	30,530
Accrued expenses and other liabilities	18,861
Total liabilities	852,361
Net assets, at value.	$36,210,637
Net assets consist of:
Paid-in capital.	$43,275,509
Undistributed net investment income	487,527
Net unrealized appreciation (depreciation)	1,166,619
Accumulated net realized gain (loss)	(8,719,018)
Net assets, at value.	$36,210,637

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2016 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value.	$23,788,015
Shares outstanding	2,587,456
Net asset value per share[a]	$9.19
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.75
Class C:
Net assets, at value.	$3,375,545
Shares outstanding	370,181
Net asset value and maximum offering price per share[a]	$9.12
Class R:
Net assets, at value.	$187,911
Shares outstanding	20,479
Net asset value and maximum offering price per share	$9.18
Advisor Class:
Net assets, at value.	$8,859,166
Shares outstanding	962,460
Net asset value and maximum offering price per share	$9.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2016 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends (net of foreign taxes of $38,444)	$366,304
Interest (net of foreign taxes of $6,542)	498,879
Total investment income	865,183
Expenses:
Management fees (Note 3a)	199,995
Distribution fees: (Note 3c)
Class A	28,954
Class C	17,223
Class R	410
Transfer agent fees: (Note 3e)
Class A	32,653
Class C	4,857
Class R	231
Advisor Class	11,239
Custodian fees (Note 4)	7,159
Reports to shareholders.	13,070
Registration and filing fees	30,524
Professional fees	32,005
Other	12,194
Total expenses	390,514
Expenses waived/paid by affiliates (Note 3f and 3g)	(130,085)
Net expenses	260,429
Net investment income	604,754
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,480
Foreign currency transactions	(138,369)
Swap contracts	(18,216)
Net realized gain (loss)	(126,105)
Net change in unrealized appreciation (depreciation) on:
Investments	3,119,969
Translation of other assets and liabilities
denominated in foreign currencies	109,042
Swap contracts	(32,098)
Change in deferred taxes on unrealized appreciation	(25,687)
Net change in unrealized appreciation (depreciation)	3,171,226
Net realized and unrealized gain (loss)	3,045,121
Net increase (decrease) in net assets resulting from operations	$3,649,875

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended
	September 30, 2016	Year Ended
	(unaudited)	March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$604,754	$953,634
Net realized gain (loss)	(126,105)	(5,013,763)
Net change in unrealized appreciation (depreciation)	3,171,226	(472,613)
Net increase (decrease) in net assets resulting from operations	3,649,875	(4,532,742)
Distributions to shareholders from:
Net investment income:
Class A	(168,518)	(123,817)
Class C	(7,789)	—
Class R	(1,094)	(112)
Advisor Class.	(76,215)	(49,737)
Total distributions to shareholders	(253,616)	(173,666)
Capital share transactions: (Note 2)
Class A	(1,637,009)	(3,612,998)
Class C	(425,489)	(135,553)
Class R	22,852	91,670
Advisor Class.	1,549,862	(682,747)
Total capital share transactions	(489,784)	(4,339,628)
Net increase (decrease) in net assets	2,906,475	(9,046,036)
Net assets:
Beginning of period	33,304,162	42,350,198
End of period	$36,210,637	$33,304,162
Undistributed net investment income included in net assets:
End of period	$487,527	$136,389

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Fund’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers

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Semiannual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

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Semiannual Report 33

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e. Restricted Cash

At September 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty and is reflected in the Statement of Assets and Liabilities.

f. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

34 Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold.	267,163	$2,343,656	659,544	$5,625,747
Shares issued in reinvestment of distributions	17,265	150,553	13,494	112,221
Shares redeemed	(478,268)	(4,131,218)	(1,112,325)	(9,350,966)
Net increase (decrease)	(193,840)	$(1,637,009)	(439,287)	$(3,612,998)
Class C Shares:
Shares sold.	41,372	$359,169	125,643	$1,088,240
Shares issued in reinvestment of distributions	868	7,724	—	—
Shares redeemed	(91,571)	(792,382)	(144,639)	(1,223,793)
Net increase (decrease)	(49,331)	$(425,489)	(18,996)	$(135,553)
Class R Shares:
Shares sold.	2,612	$22,899	14,473	$109,928
Shares issued in reinvestment of distributions	125	1,094	13	112
Shares redeemed	(137)	(1,141)	(2,197)	(18,370)
Net increase (decrease)	2,600	$22,852	12,289	$91,670
Advisor Class Shares:
Shares sold.	267,845	$2,320,413	63,892	$556,058
Shares issued in reinvestment of distributions	3,492	30,440	1,768	14,847
Shares redeemed	(90,298)	(800,991)	(144,453)	(1,253,652)
Net increase (decrease)	181,039	$1,549,862	(78,793)	$(682,747)

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Semiannual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended September 30, 2016, the annualized effective investment management fee rate was 1.149% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Effective August 1, 2015, the Board has set the current rate of 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$4,042
CDSC retained	$296
e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2016, the Fund paid transfer agent fees of $48,980, of which $20,386 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended September 30, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	3,951,977	4,302,428	(5,633,592)	2,620,813	$2,620,813	$–	$–	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2017.

h. Other Affiliated Transactions

At September 30, 2016, Advisers owned 21.0% of the Fund’s outstanding shares.

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Semiannual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At March 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$4,734,506
Long Term	3,651,910
Total capital loss carryforwards	$8,386,416

At September 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$35,375,740

Unrealized appreciation	$4,500,065
Unrealized depreciation	(3,401,646)
Net unrealized appreciation (depreciation)	$1,098,419

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, corporate actions and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2016, aggregated $5,481,307 and $3,493,527, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2016, the Fund had 17.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2016, the value of this security was $38,717, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Date	Cost	Value
84	[a]Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	[a]Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	$—
121,748	[a]Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
	Total Restricted Securities(Value is —% of Net Assets)		$17,221	$—

[a]The Fund also invest in unrestricted securities of the issuer, valued at $74,723 as of September 30, 2016.

10. Other Derivative Information

At September 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$138,000	[a]

Foreign exchange contracts	Unrealized appreciation on OTC	62,290	Unrealized depreciation on OTC	90,031
	forward exchange contracts		forward exchange contracts
Value recovery instruments	Investments in securities, at value	81,804
Totals		$144,094		$228,031

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

10. Other Derivative Information (continued)

For the period ended September 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period

	Net realized gain(loss) from:		Net change in unrealized
			appreciation (deprecation) on:
Interest rate contracts	Swap contracts	$(18,216)	Swap contracts	$(32,098)
Foreign exchange contracts	Foreign currency transactions	(133,922)[a]	Translation of other assets and	99,084 [a]
			liabilities denominated in
			foreign currencies
Value recovery instruments	Investments	—	Investments	(2,101)
Totals		$(152,138)		$64,885

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended September 30, 2016, the average month end fair value of derivatives represented 1.2% of average month end net assets. The average month end number of open derivatives contracts for the period was 75.

At September 30, 2016, the Fund’s OTC derivative assets and liabilities, are as follows:

Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$62,290	$90,031

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At September 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BOFA	$718	$—	$—	$—	$718
BZWS	497	—	—	—	497
CITI	521	(521)	—	—	—
DBAB.	24,910	(19,748)	—	(5,162)	—
GSCO	—	—	—	—	—
HSBK	26,850	(12,843)	—	—	14,007
JPHQ.	7,664	(7,664)	—	—	—
MSCO	1,130	(60)	—	—	1,070
Total	$62,290	$(40,836)	$—	$(5,162)	$16,292

[a]In some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At September 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS.	5,030	(497)	—	—	4,533
CITI	29,863	(521)	—	—	29,342
DBAB	19,748	(19,748)	—	—	—
GSCO	348	—	—	—	348
HSBK	12,843	(12,843)	—	—	—
JPHQ	22,139	(7,664)	—	—	14,475
MSCO	60	(60)	—	—	—
Total.	$90,031	$(41,333)	$—	$—	$48,698

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 43.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from the independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

12. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$588,794	$435,308	$—	$1,024,102
All Other Equity Investments[b]	21,087,800	—	—[c]	21,087,800
Participatory Notes	—	310,796	—	310,796
Corporate Bonds and Notes	—	498,547	—	498,547
Foreign Government and Agency Securities	—	10,681,946	—	10,681,946
Short Term Investments	2,620,813	250,155	—	2,870,968
Total Investments in Securities	$24,297,407	$12,176,752	$—	$36,474,159

Other Financial Instruments:
Forward Exchange Contracts	$—	$62,290	$—	$62,290

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$90,031	$—	$90,031
Swap Contracts.	—	138,000	—	138,000
Total Other Financial Instruments	$—	$228,031	$—	$228,031

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at September 30, 2016.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBA	British Bankers Association
CITI	Citigroup N.A.	COP	Colombian Peso	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	EUR	Euro	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	LKR	Sri Lankan Rupee	PIK	Payment-In-Kind
JPHQ	JPMorgan Chase Bank, N.A.	MXN	Mexican Peso	VRI	Value Recovery Instruments
LCH	LCH Clearnet LLC	MYR	Malaysian Ringgit
MSCO	Morgan Stanley	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		USD	United States Dollar
		UYU	Uruguayan Peso
		ZAR	South African Rand

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Semiannual Report 43

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	080 S 11/16

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
September 30, 2016

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Semiannual Report

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Semiannual Report

Templeton Emerging Markets Small Cap Fund

We are pleased to bring you Templeton Emerging Markets Small Cap Fund’s semiannual report for the period ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares delivered a +10.96% cumulative total return for the six months under review. For comparison, the MSCI Emerging Markets (EM) Small Cap Index, which measures performance of small cap stocks in emerging markets, generated a total return of +8.24% for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the six months under review amid a generally weak recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies overall continued to grow faster than developed market economies. China’s economy expanded in 2016’s second and third quarters, aided by fiscal and monetary stimulus measures. India’s economy cooled in 2016’s second quarter, due to slower private consumption growth and declining fixed investment. Russia’s economic contraction eased in 2016’s second quarter, as crude oil prices began to recover and industrial production improved. Brazil remained in recession, although investments grew in the second quarter. Among other emerging markets, Indonesia’s and Hungary’s economies showed signs of improvement, while Malaysia’s and South Korea’s economies moderated.

Mexico’s central bank raised its benchmark interest rate to control inflation and support its currency, while other emerging markets central banks, including those of South Korea, Hungary, Indonesia, Malaysia and Russia lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June and September, citing lower inflation expectations amid an economic recession. The People’s Bank of China effectively devalued the Chinese currency against the Japanese yen and U.S. dollar.

Emerging market stocks overall advanced during the six-month period, despite the U.K.’s referendum vote in June to leave the European Union and uncertainty about the timing of the U.S.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 13.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Federal Reserve’s (Fed’s) potential rate increase. Supporting stocks were the finalization of Greece’s debt deal with its creditors, rising commodity prices, additional monetary easing measures by key central banks, Brazil’s impeachment of President Dilma Rousseff, and subsiding concerns about global economic growth. Near period-end, the Fed’s decision to keep its target rate unchanged and an agreement by the members of the Organization of the Petroleum Exporting Countries to limit production bolstered investor sentiment. In this environment, emerging market small cap stocks, as measured by the MSCI EM Small Cap Index, generated a total return of +8.24%, with all major regions posting positive returns.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included investments in Bajaj Holdings & Investment, Biocon and Federal Bank.

Bajaj Holdings & Investment’s key holdings include car and motorcycle manufacturer Bajaj Auto, India’s second-largest manufacturer of two-wheeled vehicles and largest manufacturer of three-wheeled vehicles, and Bajaj FinServ, which is involved in insurance and consumer financing. Reflecting the Indian market’s broader direction, its share price fell in early 2016 following the company’s report of a drop in quarterly revenues, resulting largely from an export slowdown for Bajaj Auto. However, Bajaj Holdings & Investments’ shares performed well during the reporting period, supported by the Indian market’s rebound and the announcement of a bonus share issue by Bajaj Finance, a subsidiary of Bajaj FinServ.

Biocon, a leading Indian biopharmaceutical company, engages in the manufacture, research and development of therapeutic drugs. Its share price increase was driven by the company’s strong revenue and earnings growth in 2016’s second quarter. Further supporting shares were positive developments in the company’s biosimilars pipeline, including application filings for cancer drugs trastuzumab and pegfilgrastim with the

Top 10 Countries
9/30/16
% of Total
Net Assets
India	18.6%
China	10.2%
Taiwan	9.1%
South Korea	8.5%
Turkey	5.4%
Poland	4.3%
Hong Kong	3.2%
Vietnam	3.2%
Egypt	3.1%
Brazil	3.0%

European Medicines Agency, marketing approvals for rh-insulin and glargine from key emerging markets and the launch of insulin glargine in Japan with partner FUJIFILM Pharma.

Federal Bank is a mid-sized private-sector commercial bank that focuses on lending to small and medium enterprises. After underperforming in early 2016 due to disappointing earnings results that indicated asset quality deterioration and weak revenue growth, Federal Bank’s stock price rebounded during the reporting period, driven by higher second-quarter 2016 net profits. Its stock also benefited from a favorable operating environment, with India’s economy growing at a rate of more than 7% in 2016’s first half.

In contrast, key detractors from the Fund’s absolute performance included positions in Ju Teng International Holdings, DO & CO Restaurants & Catering and Edita Food Industries.

Ju Teng International is a Hong Kong-based major plastic and metal casing manufacturer for computers, communication devices and consumer electronics, including notebooks, tablets, smartphones, liquid crystal display (LCD) televisions, game consoles, LCD personal computers and digital cameras. The company’s profit warning issuance and subsequent report of a significant first-half 2016 earnings drop, mainly due to weak global notebook demand, higher development costs for new models and average selling price decrease, led the stock price to correct during the reporting period.

DO & CO Restaurants & Catering is an Austria-listed provider of catering services for airlines, restaurants and hotels with a significant exposure to Turkey. Its shares declined as the company announced weaker-than-expected corporate results

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Bajaj Holdings & Investment Ltd.	3.9%
Diversified Financial Services, India
Apollo Tyres Ltd.	2.9%
Auto Components, India
Federal Bank Ltd.	2.2%
Banks, India
Pinar Sut Mamulleri Sanayii AS	2.2%
Food Products, Turkey
Fila Korea Ltd.	2.1%
Textiles, Apparel & Luxury Goods, South Korea
Tata Chemicals Ltd.	1.8%
Chemicals, India
TravelSky Technology Ltd.	1.7%
IT Services, China
Medy-tox Inc.	1.6%
Biotechnology, South Korea
Balkrishna Industries Ltd.	1.5%
Auto Components, India
Hemas Holdings PLC	1.5%
Industrial Conglomerates, Sri Lanka

for the final quarter of its fiscal year 2016 (ended March 31) and a cautious guidance and outlook for fiscal year 2017. Unfavorable market conditions, including political uncertainty and the potential for reduced tourism in Turkey due to terrorist attacks, also negatively impacted the stock price. However, the company’s June-quarter report indicating higher revenues and operating profits led shares to partially rebound in September.

Edita Food Industries, one of Egypt’s leading snack food companies, sells a variety of baked snacks, including cakes, croissants, salty snacks and wafers, as well as candies. Slower sales growth of its cake products (a core business segment), the Egyptian pound’s depreciation and higher operating costs resulted in disappointing second-quarter 2016 corporate results. Political uncertainty and risk of terrorism further impacted investor sentiment. We closed the Fund’s position in the company during the period.

During the past six months, our continued search for what we considered undervalued investments with strong fundamentals and attractive valuations led us to increase the Fund’s holdings in India, the Czech Republic, Vietnam, Indonesia, Pakistan, Taiwan and China. In sector terms, we increased investments in financials and telecommunication services and made some purchases in information technology (IT).2 Key purchases included new positions in Sebang Global Battery, a South Korea-based company that is one of the world’s leading automotive battery suppliers; Moneta Money Bank, one of the Czech Republic’s 10 largest banks in asset terms; and U.K.-listed Stock Spirits Group, a Central European-branded spirits producer.

Conversely, we conducted some sales as certain holdings reached our sell targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. As a result, we reduced the Fund’s investments in South Korea, Thailand, Turkey and Brazil. In sector terms, we decreased holdings in consumer discretionary, consumer staples and industrials and made some sales in health care.3 In addition to closing the Fund’s position in the aforementioned Edita Food Industries, key sales included reducing holdings in Beauty Community, a Thai cosmetic and beauty retailer; Youngone, a South Korean sportswear OEM (original equipment manufacturer); and JK Cement, an Indian cement producer.

2. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductor and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.
3. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and direct marketing retail; leisure products; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, tobacco and personal products in the SOI. The industrials sector comprises air freight and logistics, airlines, building products, industrial conglomerates, machinery, marine, professional services, road and rail, transportation infrastructure, and trading companies and distributors in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Semiannual Report 5

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A:
5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]	(with waiver)	(without waiver)
A			1.98%	1.99%
6-Month	+10.96%	+4.62%
1-Year	+11.84%	+5.43%
5-Year	+43.34%	+6.20%
Since Inception (10/2/06)	+54.77%	+3.85%
Advisor			1.73%	1.74%
6-Month	+11.20%	+11.20%
1-Year	+12.11%	+12.11%
5-Year	+45.33%	+7.76%
Since Inception (10/2/06)	+59.38%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 7

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,109.60	$10.47	$1,015.14	$10.00	1.98%
C	$1,000	$1,105.80	$14.36	$1,011.43	$13.72	2.72%
R	$1,000	$1,108.60	$11.79	$1,013.89	$11.26	2.23%
Advisor	$1,000	$1,112.00	$9.16	$1,016.39	$8.74	1.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.41	$12.25	$11.64	$11.75	$10.47	$11.90
Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.04	—[d]	0.06	0.03	0.03
Net realized and unrealized gains (losses)	1.06	(0.85)	0.63	(0.09)	1.35	(1.46)
Total from investment operations	1.25	(0.81)	0.63	(0.03)	1.38	(1.43)
Less distributions from:
Net investment income	—	(0.03)	(0.02)	(0.08)	(0.04)	—
Net realized gains	—	—	—	—	(0.06)	—
Total distributions	—	(0.03)	(0.02)	(0.08)	(0.10)	—
Net asset value, end of period	$12.66	$11.41	$12.25	$11.64	$11.75	$10.47

Total return[e]	10.96%	(6.60)%	5.40%	(0.26)%	13.37%	(12.02)%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.99%	2.00%	2.04%	2.11%	2.16%	2.19%
Expenses net of waiver and payments by
affiliates	1.98%	1.99%	2.02%	2.10%	2.10%	2.10%
Net investment income (loss)	3.16%[c]	0.33%	(0.05)%	0.39%	0.25%	0.29%

Supplemental data
Net assets, end of period (000’s)	$274,300	$257,977	$277,148	$235,046	$229,475	$199,865
Portfolio turnover rate	14.60%	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$10.96	$11.82	$11.30	$11.42	$10.21	$11.69
Income from investment operations[a]:
Net investment income (loss)[b]	0.14 [c]	(0.04)	(0.08)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses)	1.02	(0.82)	0.60	(0.09)	1.31	(1.44)
Total from investment operations	1.16	(0.86)	0.52	(0.11)	1.27	(1.48)
Less distributions from:
Net investment income	—	—	—	(0.01)	—	—
Net realized gains	—	—	—	—	(0.06)	—
Total distributions	—	—	—	(0.01)	(0.06)	—
Net asset value, end of period	$12.12	$10.96	$11.82	$11.30	$11.42	$10.21

Total return[d]	10.58%	(7.28)%	4.60%	(0.91)%	12.53%	(12.66)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	2.73%	2.73%	2.74%	2.81%	2.86%	2.89%
Expenses net of waiver and payments by
affiliates	2.72%	2.72%	2.72%	2.80%	2.80%	2.80%
Net investment income (loss)	2.42%[c]	(0.40)%	(0.75)%	(0.31)%	(0.45)%	(0.41)%

Supplemental data
Net assets, end of period (000’s)	$63,125	$62,148	$73,687	$62,917	$64,459	$59,104
Portfolio turnover rate	14.60%	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

10 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.33	$12.16	$11.56	$11.67	$10.40	$11.85
Income from investment operations[a]:
Net investment income (loss)[b]	0.17 [c]	0.02	—[d]	0.06	0.01	(—)[d]
Net realized and unrealized gains (losses)	1.06	(0.85)	0.60	(0.12)	1.34	(1.45)
Total from investment operations	1.23	(0.83)	0.60	(0.06)	1.35	(1.45)
Less distributions from:
Net investment income	—	(—)[d]	—	(0.05)	(0.02)	—
Net realized gains	—	—	—	—	(0.06)	—
Total distributions	—	(—)[d]	—	(0.05)	(0.08)	—
Net asset value, end of period	$12.56	$11.33	$12.16	$11.56	$11.67	$10.40

Total return[e]	10.86%	(6.82)%	5.19%	(0.37)%	13.17%	(12.24)%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	2.24%	2.23%	2.24%	2.31%	2.36%	2.39%
Expenses net of waiver and payments by
affiliates	2.23%	2.22%	2.22%	2.30%	2.30%	2.30%
Net investment income (loss)	2.91%[c]	0.10%	(0.25)%	0.19%	0.05%	0.09%

Supplemental data
Net assets, end of period (000’s)	$522	$477	$579	$659	$737	$684
Portfolio turnover rate	14.60%	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.52	$12.37	$11.76	$11.87	$10.58	$11.99
Income from investment operations[a]:
Net investment income[b]	0.21 [c]	0.07	0.02	0.05	0.05	0.06
Net realized and unrealized gains (losses)	1.08	(0.86)	0.65	(0.04)	1.37	(1.47)
Total from investment operations	1.29	(0.79)	0.67	0.01	1.42	(1.41)
Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.12)	(0.07)	—
Net realized gains	—	—	—	—	(0.06)	—
Total distributions	—	(0.06)	(0.06)	(0.12)	(0.13)	—
Net asset value, end of period	$12.81	$11.52	$12.37	$11.76	$11.87	$10.58

Total return[d]	11.20%	(6.35)%	5.66%	0.13%	13.66%	(11.76)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.74%	1.73%	1.74%	1.81%	1.86%	1.89%
Expenses net of waiver and payments by
affiliates	1.73%	1.72%	1.72%	1.80%	1.80%	1.80%
Net investment income	3.41%[c]	0.60%	0.25%	0.69%	0.55%	0.59%

Supplemental data
Net assets, end of period (000’s)	$385,137	$361,128	$363,848	$241,453	$102,842	$66,488
Portfolio turnover rate	14.60%	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2016 (unaudited)
Templeton Emerging Markets Small Cap Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 93.3%
Austria 1.0%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	92,774	$7,480,054
Botswana 0.3%
Letshego Holdings Ltd	Consumer Finance	9,617,099	2,175,547
Brazil 2.5%
Arezzo Industria e Comercio SA.	Textiles, Apparel & Luxury Goods	236,100	1,901,759
Cia Hering	Specialty Retail	466,500	2,580,663
Gaec Educacao SA	Diversified Consumer Services	633,400	2,416,516
Grendene SA.	Textiles, Apparel & Luxury Goods	1,012,512	5,566,916
[a] Ser Educacional SA, Reg S	Diversified Consumer Services	1,036,500	5,501,084
			17,966,938
China 10.2%
[b] Biostime International Holdings Ltd	Food Products	29,500	76,637
Bloomage Biotechnology Corp. Ltd	Chemicals	2,423,200	4,086,388
Chongqing Machinery & Electric Co. Ltd., H	Industrial Conglomerates	25,310,000	3,034,714
COSCO Shipping Ports Ltd	Transportation Infrastructure	6,852,336	7,023,416
Digital China Holdings Ltd	Electronic Equipment, Instruments
	& Components	6,276,000	6,028,119
Green Seal Holding Ltd	Chemicals	866,000	4,262,329
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	10,069,897
[b] Sohu.com Inc	Internet Software & Services	77,722	3,439,198
Sunny Optical Technology Group Co. Ltd	Electronic Equipment, Instruments
	& Components	1,383,000	6,829,101
TravelSky Technology Ltd., H	IT Services	5,296,200	12,563,910
Uni-President China Holdings Ltd	Food Products	11,454,000	8,121,990
[b] Xinchen China Power Holdings Ltd	Auto Components	11,735,200	1,906,354
[c] Xinyi Solar Holdings Ltd	Semiconductors & Semiconductor Equipment	16,982,000	6,349,352
			73,791,405
Czech Republic 2.3%
[b] Fortuna Entertainment Group NV	Hotels, Restaurants & Leisure	899,465	3,284,521
[b,d] Moneta Money Bank AS, 144A	Banks	2,567,132	8,178,436
Pegas Nonwovens SA.	Textiles, Apparel & Luxury Goods	152,435	4,979,941
			16,442,898
Egypt 3.1%
[b,d,e] Arabian Food Industries Co., GDR, 144A	Food Products	481,970	1,149,499
Eastern Tobacco	Tobacco	116,291	2,815,620
Egyptian International Pharmaceuticals EIPICO.	Pharmaceuticals	1,373,432	10,518,878
[b,e] Global Telecom Holding SAE	Wireless Telecommunication Services	850,314	401,220
[a,b] Global Telecom Holding SAE, GDR, Reg S	Wireless Telecommunication Services	1,959,600	3,801,624
[d] Integrated Diagnostics Holdings PLC, 144A.	Health Care Providers & Services	1,049,430	3,547,073
			22,233,914
Estonia 0.4%
Olympic Entertainment Group A.S	Hotels, Restaurants & Leisure	1,557,217	3,185,001
Georgia 1.2%
[b,d] Georgia Healthcare Group PLC, 144A	Health Care Providers & Services	2,288,000	8,782,213
Hong Kong 3.2%
Amvig Holdings Ltd	Containers & Packaging	6,108,000	2,094,707
Bonjour Holdings Ltd	Specialty Retail	10,798,150	487,259
I.T Ltd	Specialty Retail	12,510,395	4,080,695

franklintempleton.com

Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Hong Kong (continued)
Ju Teng International Holdings Ltd	Electronic Equipment, Instruments
	& Components	21,186,000	$6,364,254
[b] Ju Teng International Holdings Ltd., wts., 10/14/16	Electronic Equipment, Instruments
	& Components	2,005,000	2,585
Luk Fook Holdings (International) Ltd	Specialty Retail	3,888,000	9,524,067
[c] Sa Sa International Holdings Ltd	Specialty Retail	1,453,455	616,510
			23,170,077
India 18.6%
Apollo Tyres Ltd	Auto Components	6,308,724	20,848,541
Bajaj Holdings & Investment Ltd	Diversified Financial Services	972,270	27,895,842
Balkrishna Industries Ltd	Auto Components	717,833	10,935,250
Biocon Ltd	Biotechnology	567,401	7,958,195
[b] Equitas Holdings Ltd	Consumer Finance	3,113,000	8,168,793
Federal Bank Ltd	Banks	14,915,344	16,135,259
Great Eastern Shipping Co. Ltd	Oil, Gas & Consumable Fuels	717,900	3,798,410
JK Cement Ltd	Construction Materials	775,102	10,198,802
Redington India Ltd	Electronic Equipment, Instruments
	& Components	3,978,049	6,180,176
Tata Chemicals Ltd	Chemicals	1,700,500	13,403,404
Vardhman Textiles Ltd	Textiles, Apparel & Luxury Goods	571,834	9,153,190
			134,675,862
Indonesia 1.9%
[b] Bank Permata Tbk PT.	Banks	36,875,127	1,723,533
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,415,800	4,111,807
Mandom Indonesia Tbk PT	Personal Products	2,341,500	2,475,879
[b] Panin Financial Tbk PT	Insurance	396,600,700	5,743,433
			14,054,652
Kazakhstan 0.1%
[b] Nostrum Oil & Gas PLC	Oil, Gas & Consumable Fuels	253,606	906,841
Kuwait 0.9%
Kuwait Food Co. Americana SAK	Hotels, Restaurants & Leisure	768,500	6,425,734
[b,f] National Gulf Holding	Diversified Financial Services	1,021,638	303,341
			6,729,075
Malaysia 2.2%
7-Eleven Malaysia Holdings Bhd	Food & Staples Retailing	16,197,500	7,050,054
Hartalega Holdings Bhd	Health Care Equipment & Supplies	1,225,800	1,375,339
Oldtown Bhd	Food Products	15,124,025	7,277,671
			15,703,064
Mexico 1.4%
Grupo Herdez SAB de CV	Food Products	4,483,374	9,748,526
Nigeria 0.4%
Access Bank Nigeria PLC	Banks	42,999,778	757,952
UAC of Nigeria PLC	Industrial Conglomerates	30,288,005	2,015,288
			2,773,240

14 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Pakistan 1.1%
Habib Bank Ltd	Banks	2,963,600	$6,267,218
The Hub Power Co. Ltd	Independent Power & Renewable
	Electricity Producers	600,000	686,092
United Bank Ltd	Banks	434,000	826,429
			7,779,739
Peru 1.2%
[a] Intercorp Financial Services Inc., Reg S	Banks	272,290	8,699,666
Philippines 0.6%
International Container Terminal Services Inc	Transportation Infrastructure	1,064,880	1,697,740
Pepsi-Cola Products Philippines Inc	Beverages	36,116,200	2,385,463
			4,083,203
Poland 4.3%
Amica SA	Household Durables	112,408	6,264,086
Fabryki Mebli Forte SA	Household Durables	512,915	10,064,393
[b] IAlbatros Group SA	IT Services	310,844	1,179,211
[d] Prime Car Management SA, 144A	Road & Rail	323,178	3,161,391
Wawel SA	Food Products	21,774	5,126,980
[b] Work Service SA	Professional Services	1,678,460	5,133,415
			30,929,476
Russia 2.4%
[a] Globaltrans Investment PLC, GDR, Reg S	Road & Rail	117,550	552,485
[b,d] Lenta Ltd., GDR, 144A	Food & Staples Retailing	208,000	1,684,800
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	464,316	8,144,102
[a,b] X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	247,043	7,156,836
			17,538,223
South Korea 8.5%
Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	94,558	2,487,385
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	176,343	15,286,313
GS Home Shopping Inc	Internet & Direct Marketing Retail	5,093	762,190
Interpark Holdings Corp	Internet & Direct Marketing Retail	170,863	784,035
[b] I-Sens Inc	Health Care Equipment & Supplies	170,452	4,909,729
KT Skylife Co. Ltd	Media	115,147	1,674,051
LF Corp	Textiles, Apparel & Luxury Goods	230,380	4,636,761
Medy-tox Inc	Biotechnology	28,086	11,496,902
Sebang Global Battery Co. Ltd	Auto Components	258,136	8,690,263
Vieworks Co. Ltd	Health Care Equipment & Supplies	151,355	8,939,357
Youngone Corp	Textiles, Apparel & Luxury Goods	61,846	2,082,073
			61,749,059
Sri Lanka 1.5%
Hatton National Bank PLC	Banks	88,685	135,498
Hemas Holdings PLC	Industrial Conglomerates	14,964,257	10,615,120
			10,750,618
Switzerland 0.5%
[b] Wizz Air Holdings PLC	Airlines	176,471	3,752,956

franklintempleton.com

Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Taiwan 9.1%
ADLINK Technology Inc	Technology Hardware, Storage & Peripherals	4,328,797	$8,812,821
Eclat Textile Co. Ltd	Textiles, Apparel & Luxury Goods	298,000	3,562,019
Flytech Technology Co. Ltd	Electronic Equipment, Instruments
	& Components	2,181,220	7,563,756
Merida Industry Co. Ltd	Leisure Products	1,490,000	7,047,844
Novatek Microelectronics Corp. Ltd	Semiconductors & Semiconductor Equipment	1,976,000	6,978,427
Pacific Hospital Supply Co. Ltd	Health Care Equipment & Supplies	1,552,000	4,955,250
PChome Online Inc	Internet Software & Services	557,020	6,569,094
Primax Electronics Ltd	Technology Hardware, Storage & Peripherals	1,670,500	2,453,242
Shin Zu Shing Co. Ltd	Machinery	1,793,000	5,931,014
St. Shine Optical Co. Ltd	Health Care Equipment & Supplies	171,000	3,984,116
TTY Biopharm Co. Ltd	Pharmaceuticals	1,852,900	7,639,237
			65,496,820
Thailand 2.9%
Beauty Community PCL, fgn	Specialty Retail	8,431,000	2,315,539
Delta Electronics Thailand PCL, fgn	Electronic Equipment, Instruments
	& Components	950,900	2,178,630
DSG International Thailand PCL, fgn	Household Products	27,442,800	3,824,062
Dynasty Ceramic PCL, fgn	Building Products	16,746,100	2,110,812
Major Cineplex Group PCL, fgn	Media	2,616,500	2,326,030
TISCO Financial Group PCL, fgn	Banks	5,172,000	7,849,957
			20,605,030
Turkey 5.4%
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	284,304	1,235,672
Coca-Cola Icetek AS	Beverages	225,859	2,749,228
[b] Ozak Gayrimenkul Yatirim Ortakligi	Real Estate Investment Trusts (REITs)	7,266,311	5,812,564
Pinar Entegre Et ve Un Sanayi AS	Food Products	869,458	2,897,952
[g] Pinar Sut Mamulleri Sanayii AS	Food Products	3,279,170	15,826,142
[b,g] Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts (REITs)	24,575,397	5,324,225
Soda Sanayii AS	Chemicals	3,906,515	5,364,500
			39,210,283
United Arab Emirates 1.0%
Aramex PJSC	Air Freight & Logistics	6,907,789	7,409,934
United Kingdom 0.9%
Stock Spirits Group PLC	Beverages	3,181,741	6,364,235
United States 1.0%
[b] Luxoft Holding Inc	IT Services	141,513	7,478,962
Vietnam 3.2%
DHG Pharmaceutical JSC	Pharmaceuticals	1,118,432	5,618,371
Hoa Phat Group JSC	Metals & Mining	3,373,904	6,915,629
Imexpharm Pharmaceutical JSC	Pharmaceuticals	545,094	1,579,380
Vietnam Container Shipping JSC	Marine	1,326,893	4,046,948
Vietnam Dairy Products JSC	Food Products	340,169	2,136,021
[b] Vingroup JSC	Real Estate Management & Development	1,364,970	2,724,369
			23,020,718
Total Common Stocks and Other Equity
Interests (Cost $615,788,719)			674,688,229

16 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
[h] Participatory Notes 1.4%
Saudi Arabia 1.4%
[d] Deutsche Bank AG/London, Saudi Dairy & Foodstuff
Co., 144A, 4/12/18	Food Products	40,309	$1,332,263
[d] HSBC Bank PLC, Mouwasat Medical Services Co.,
144A, 3/05/18.	Health Care Providers & Services	279,525	8,791,617
Total Participatory Notes
(Cost $10,405,296)			10,123,880

Preferred Stocks 1.1%
Brazil 0.5%
[b] Marcopolo SA, pfd	Machinery	3,572,200	3,440,092
Chile 0.6%
[i] Embotelladora Andina SA, 2.87%, pfd., A	Beverages	1,250,500	4,373,541
Total Preferred Stocks (Cost $6,206,544)			7,813,633
Total Investments before Short Term
Investments (Cost $632,400,559)			692,625,742

Short Term Investments 4.0%
Money Market Funds (Cost $25,953,245)
3.6%
United States 3.6%
[b,j] Institutional Fiduciary Trust Money Market Portfolio		25,953,245	25,953,245

[k] Investments from Cash Collateral
Received for Loaned Securities
(Cost $3,341,000) 0.4%
Money Market Funds 0.4%
United States 0.4%
[b,j] Institutional Fiduciary Trust Money Market Portfolio		3,341,000	3,341,000
Total Investments (Cost $661,694,804)
99.8%			721,919,987
Other Assets, less Liabilities 0.2%			1,162,857
Net Assets 100.0%			$723,082,844

franklintempleton.com

Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

See Abbreviations on page 31.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2016, the aggregate value of these securities was $33,855,797, representing 4.7% of net assets.
bNon-income producing.
cA portion or all of the security is on loan at September 30, 2016. See Note 1(e).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the aggregate value of these securities was $36,627,292 representing 5.1% of net assets.
eA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2016, the aggregate value of this security was $303,341, representing less than 0.1% of net assets.
gSee Note 8 regarding holdings of 5% voting securities.
hSee Note 1(d) regarding Participatory Notes.
iVariable rate security. The rate shown represents the yield at period end.
jSee Note 3(f) regarding investments in affiliated management investment companies.
kSee Note 1(e) regarding securities on loan.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2016 (unaudited)

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$600,781,139
Cost - Non-controlled affiliates (Note 3f and 8)	60,913,665
Total cost of investments	$661,694,804
Value - Unaffiliated issuers	$671,475,375
Value - Non-controlled affiliates (Note 3f and 8)	50,444,612
Total value of investments (includes securities loaned in the amount of $3,207,828)	721,919,987
Foreign currency, at value (cost $9,548,179)	9,550,353
Receivables:
Investment securities sold	102,775
Capital shares sold	2,372,223
Dividends	1,158,761
Other assets	176
Total assets	735,104,275
Liabilities:
Payables:
Investment securities purchased	2,870,830
Capital shares redeemed	2,314,784
Management fees	848,279
Distribution fees	215,148
Transfer agent fees	216,648
Payable upon return of securities loaned	3,341,000
Deferred tax	2,016,747
Accrued expenses and other liabilities	197,995
Total liabilities	12,021,431
Net assets, at value	$723,082,844
Net assets consist of:
Paid-in capital	$652,644,927
Undistributed net investment income	7,927,153
Net unrealized appreciation (depreciation)	58,213,362
Accumulated net realized gain (loss)	4,297,402
Net assets, at value	$723,082,844

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2016 (unaudited)

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$274,299,526
Shares outstanding	21,660,080
Net asset value per share[a]	$12.66
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.43
Class C:
Net assets, at value	$63,124,554
Shares outstanding	5,206,316
Net asset value and maximum offering price per share[a]	$12.12
Class R:
Net assets, at value	$521,801
Shares outstanding	41,531
Net asset value and maximum offering price per share	$12.56
Advisor Class:
Net assets, at value	$385,136,963
Shares outstanding	30,073,296
Net asset value and maximum offering price per share	$12.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2016 (unaudited)

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $1,334,765)
Unaffiliated issuers	$15,150,305
Non-controlled affiliates (Note 8)	2,759,422
Income from securities loaned (net of fees and rebates)	26,503
Total investment income	17,936,230
Expenses:
Management fees (Note 3a)	5,056,215
Distribution fees: (Note 3c)
Class A	328,430
Class C	305,020
Class R	1,249
Transfer agent fees: (Note 3e)
Class A	230,988
Class C	54,122
Class R	439
Advisor Class	326,788
Custodian fees (Note 4)	221,193
Reports to shareholders	50,903
Registration and filing fees	34,388
Professional fees.	32,630
Trustees’ fees and expenses.	17,477
Other	14,580
Total expenses	6,674,422
Expenses waived/paid by affiliates (Note 3f)	(28,805)
Net expenses	6,645,617
Net investment income	11,290,613
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,559,554
Foreign currency transactions	(30,475)
Net realized gain (loss)	24,529,079
Net change in unrealized appreciation (depreciation) on:
Investments	38,232,298
Translation of other assets and liabilities
denominated in foreign currencies	12,168
Change in deferred taxes on unrealized appreciation	(1,069,188)
Net change in unrealized appreciation (depreciation)	37,175,278
Net realized and unrealized gain (loss)	61,704,357
Net increase (decrease) in net assets resulting from operations	$72,994,970

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Six Months Ended
	September 30, 2016	Year Ended
	(unaudited)	March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$11,290,613	$2,856,088
Net realized gain (loss)	24,529,079	4,954,298
Net change in unrealized appreciation (depreciation)	37,175,278	(59,920,816)
Net increase (decrease) in net assets resulting from operations	72,994,970	(52,110,430)
Distributions to shareholders from:
Net investment income:
Class A	—	(724,228)
Class R	—	(44)
Advisor Class.	—	(1,980,404)
Capital share transactions: (Note 2)
Class A	(11,278,563)	2,154,002
Class C	(5,192,118)	(5,538,924)
Class R	(7,789)	(63,622)
Advisor Class.	(15,163,306)	24,730,017
Total capital share transactions	(31,641,776)	21,281,473
Net increase (decrease) in net assets	41,353,194	(33,533,633)
Net assets:
Beginning of period	681,729,650	715,263,283
End of period	$723,082,844	$681,729,650
Undistributed net investment income included in net assets:
End of period	$7,927,153	$—
Distributions in excess of net investment income included in net assets:
End of period	$—	$(3,363,460)

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

                                                                                               TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

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Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net

24 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,105,088	$36,821,007	7,397,383	$87,328,115
Shares issued in reinvestment of distributions	—	—	58,776	660,642
Shares redeemed	(4,056,868)	(48,099,570)	(7,474,257)	(85,834,755)
Net increase (decrease)	(951,780)	$(11,278,563)	(18,098)	$2,154,002
Class C Shares:
Shares sold	340,143	$3,867,067	1,454,624	$16,877,985
Shares redeemed	(802,298)	(9,059,185)	(2,018,443)	(22,416,909)
Net increase (decrease)	(462,155)	$(5,192,118)	(563,819)	$(5,538,924)
Class R Shares:
Shares sold	4,119	$48,431	6,869	$81,010
Shares issued in reinvestment of distributions	—	—	4	44
Shares redeemed	(4,670)	(56,220)	(12,414)	(144,676)
Net increase (decrease)	(551)	$(7,789)	(5,541)	$(63,622)
Advisor Class Shares:
Shares sold	4,856,279	$57,920,561	13,598,095	$159,232,699
Shares issued in reinvestment of distributions	—	—	82,622	936,936
Shares redeemed	(6,122,414)	(73,083,867)	(11,750,697)	(135,439,618)
Net increase (decrease)	(1,266,135)	$(15,163,306)	1,930,020	$24,730,017

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the period ended September 30, 2016, the effective management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$35,150
CDSC retained	$3,652

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Semiannual Report 27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2016, the Fund paid transfer agent fees of $612,337, of which $274,435 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended September 30, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	18,000,082	101,931,621	(90,637,458)	29,294,245	$29,294,245	$–	$–	0.2%

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended September 30, 2016, the purchase and sale transactions aggregated $5,077,441 and $7,317,431 respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2016, the Fund had long-term capital loss carryforwards of $20,184,229.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred late-year ordinary losses of $135,023.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

At September 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$664,970,689

Unrealized appreciation	$133,437,851
Unrealized depreciation	(76,488,553)
Net unrealized appreciation (depreciation)	$56,949,298

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2016, aggregated $99,126,811 and $136,296,681, respectively.

At September 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $3,341,000 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended September 30, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)

Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii AS	3,279,170	—	—	3,279,170	$15,826,142	$2,759,422	$—
Reysas Gayrimenkul Yatirim Ortakligi
AS	24,575,397	—	—	24,575,397	5,324,225	—	—
Total Affiliated Securities (Value is 2.9% of Net Assets)					$21,150,367	$2,759,422	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Kuwait	$6,425,734	$—	$303,341	$6,729,075
All Other Equity Investments[b]	675,772,787	—	—	675,772,787
Participatory Notes	—	10,123,880	—	10,123,880
Short Term Investments	29,294,245	—	—	29,294,245
Total Investments in Securities	$711,492,766	$10,123,880	$303,341	$721,919,987

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

Abbreviations

Selected Portfolio

GDR Global Depositary Receipt

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Semiannual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

32 Semiannual Report franklintempleton.com

Semiannual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	426 S 11/16

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
September 30, 2016

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Semiannual Report

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Semiannual Report

Templeton Frontier Markets Fund

We are pleased to bring you Templeton Frontier Markets Fund’s semiannual report for the period ended September 30, 2016. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading markets in, frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +8.34% for the six months under review. For comparison, the MSCI Frontier Markets (FM) Index, which measures stock performance in frontier markets, generated a +3.38% total return for the same period.1 Also for comparison, the Standard & Poor’s® Frontier Broad Market Index, which tracks performance of relatively small and illiquid frontier market stocks, had a +5.83% total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew during the six months under review as many emerging and frontier market economies continued to grow and many developed market economies continued to recover.

Vietnam’s third-quarter 2016 gross domestic product (GDP) grew 6.4% year-over-year, compared with the second quarter’s 5.8% rate, driven by growth in foreign direct investment (FDI), exports and credit demand, as well as the agriculture sector’s recovery from a severe drought.3 FDI growth, particularly in the electronics industry, supported the manufacturing sector. The inflation rate rose to a two-year high in September, driven largely by elevated food prices. The State Bank of Vietnam reiterated its commitment to maintain bad debts at under 3.0% of all 2016 outstanding debts and emphasized the necessity of restructuring the banking system with a focus on managing bad debt. In this environment, Vietnamese stocks delivered strong gains for the six-month period.

1. Source: Morningstar.
2. Source: Copyright © 2016, S&P Dow Jones Indices LLC. All rights reserved.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: General Statistics Office of Vietnam.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

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TEMPLETON FRONTIER MARKETS FUND

Kuwait’s 2015 GDP (the latest available data) grew 1.8%, compared with 2014’s 0.5% rate, as growth in non-oil and other sectors offset contraction in the oil sector.4 Domestic demand improved with stronger investment growth, offsetting weak government and private consumption. With the oil sector accounting for a significant portion of the country’s GDP, the government continued to pursue non-oil related infrastructure projects to expand its economic base. Oil prices rose toward period-end after the Organization of Petroleum Exporting Countries (OPEC) members agreed to curb production. Rising oil prices and the U.S. Federal Reserve’s (Fed’s) cautious stance on raising its benchmark interest rate aided Kuwaiti stocks toward period-end. However, the late gains were not enough to offset earlier losses, leading Kuwaiti stocks to decline for the period.

Argentina’s recession deepened as second-quarter 2016 GDP fell 2.1% quarter-over-quarter, following a 0.5% contraction in the first quarter.5 In April, the country returned to the bond markets with a US$16.5 billion global debt offering, after settling a 2001 sovereign bond default with foreign bondholders. The inflation rate slowed from a period-high of 6.5% month-over-month in April 2016 to 1.1% at period-end, aided by the Supreme Court’s reversal of gas price increases.5 The Central Bank of Argentina aggressively cut its benchmark interest rate during the period in an effort to encourage investments and stimulate the economy. In this environment, Argentina’s stocks posted a positive return for the six-month period.

Nigeria’s second-quarter 2016 GDP declined 2.1% year-over-year, compared with the first quarter’s 0.4% decline, largely due to weakness in the oil sector resulting from low oil prices and production.6 Nigeria’s inflation rate ended the period at an 11-year high, due to food, housing, utilities and transport costs. The Central Bank of Nigeria (CBN) raised its benchmark interest rate to a record high of 14.0% in July to curb inflation and support the naira, which had plunged after the CBN abandoned the currency’s fixed rate to the U.S. dollar in June. Nigerian stocks overall delivered strong gains in local currency terms for the six-month period, but the naira’s weakness led to a decline in U.S. dollar terms.

During the period, investor uncertainty about global economic growth, the timing of the Fed’s potential interest rate increase, and oil price volatility resulting from OPEC negotiations to

Top 10 Countries
9/30/16
% of Total
Net Assets
Vietnam	13.3%
Kuwait	12.6%
Pakistan	9.6%
Saudi Arabia	8.6%
Kenya	5.7%
Argentina	5.2%
Egypt	5.1%
Nigeria	4.8%
Sri Lanka	4.4%
Bangladesh	4.1%

curb oil production weighed on frontier market stocks. However, supporting frontier markets were the Fed’s continued pause in raising its target rate, major central banks’ monetary easing measures and OPEC’s oil production agreement. For the six months ended September 30, 2016, frontier market stocks, as measured by the MSCI FM Index’s +3.38% total return, underperformed developed and emerging market stocks, as measured by the MSCI All Country World Index’s +6.68% total return.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included investments in Vietnam Dairy Products (Vinamilk), Indus Motor and DHG Pharmaceutical.

Vinamilk, Vietnam’s leading dairy company, has a well-diversified product mix of milk, yogurt, ice cream, cheese

4. Source: Kuwait Central Statistical Bureau.
5. Source: National Institute of Statistics and Censuses, Argentina.
6. Source: National Bureau of Statistics, Nigeria.

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TEMPLETON FRONTIER MARKETS FUND

and non-dairy products, such as juice and soya milk. The company reported a strong net profit growth, driven by an improvement in gross margins. The government’s removal of a 49% foreign-ownership cap in July led Vinamilk’s stock to be included in several regional and international indexes, resulting in a large inflow from passive and active funds. The subsequent announcement by State Capital Investment Corp. (SCIC), Vietnam’s sovereign wealth fund, of a planned 9% stake sale in 2016’s fourth quarter further bolstered stock price performance. At period-end, SCIC owned 45% of the company.

Indus Motor manufactures and distributes Toyota and Daihatsu passenger cars and light commercial vehicles in Pakistan. Automobile sales in Pakistan reached a nine-year high in fiscal year 2016 (ended June 30), supported by a low interest-rate environment, growing consumer spending and solid GDP growth. Indus Motor reported solid earnings and revenue growth in fiscal year 2016 (also ended June 30), with sales volume reaching a record high. Further supporting investor sentiment were the company’s launch of a new Hilux model in 2016 and planned launch of a new Fortuner model in 2017.

DHG Pharmaceutical, one of Vietnam’s largest pharmaceutical companies, reported first-half 2016 earnings growth, as lower tax rates offset higher operating expenses. The announcement of Japan’s Taisho Pharmaceutical’s purchase of a 24.5% stake in DHG Pharmaceutical, as well as merger and acquisition speculations, bolstered DHG’s stock price. Further driving interest in the stock were expectations of liberalization in the pharmaceutical sector, which could result in an increase in the foreign investor limit.

In contrast, key detractors from the Fund’s absolute performance included positions in KCB Group, Savola Al-Azizia United (Savola)7 and Zenith Bank.

KCB Group, one of Kenya’s largest banks in asset terms, provides retail and commercial banking services. The CBN’s recent decision to cap lending rates pressured all listed banks’ share prices and raised numerous questions on how the CBN’s decision would affect the banking sector’s performance. A deterioration in asset quality and uncertainty surrounding a possible rights issue dampened investor confidence in the company’s stock. Near period-end, however, its share price rebounded from period lows amid news that KCB Group was in talks with various companies, including Facebook, Apple and Alibaba, about digital payments collaboration.

Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Kuwait Food Co. Americana SAK	6.4%
Hotels, Restaurants & Leisure, Kuwait
DHG Pharmaceutical JSC	4.7%
Pharmaceuticals, Vietnam
United Bank Ltd.	4.3%
Banks, Pakistan
Bank Muscat SAOG	3.7%
Banks, Oman
Sonatel	3.5%
Diversified Telecommunication Services, Senegal
Indus Motor Co. Ltd.	3.5%
Automobiles, Pakistan
National Bank of Kuwait SAKP	3.2%
Banks, Kuwait
East African Breweries Ltd.	3.2%
Beverages, Kenya
Vietnam Dairy Products JSC	3.0%
Food Products, Vietnam
Global Telecom Holding SAE	2.9%
Wireless Telecommunication Services, Egypt

Savola, Saudi Arabia’s largest food products company and one of the Middle East’s leading diversified food companies, offers exposure to the region’s consumer staples and retail segments. Savola’s second-quarter 2016 operating income decreased compared to the year-ago quarter but increased significantly compared to the previous quarter. Similarly, net income fell compared to the year-ago quarter but increased substantially compared to the previous quarter. First-half 2016 earnings, excluding exceptional items, decreased compared to the year-ago quarter, largely due to lower gross margins in the food and retail segments, as well as higher operating expenses and financial charges. The company also halved its quarterly dividend compared to second-quarter 2015.

Zenith Bank is one of Nigeria’s largest banks. A recovery in net interest revenue and successful cost-control resulted in increased earnings in 2016’s first quarter, compared to the previous quarter, underpinning share price performance early in the reporting period. In 2016’s second quarter, however, a weaker economic environment contributed to deterioration in loan quality, resulting in a higher loan-loss provision. Further

7. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.

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TEMPLETON FRONTIER MARKETS FUND

hurting investor sentiment were concerns about the country’s poor fiscal and monetary policies and the naira’s prolonged weakness.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered attractively valued investments in frontier markets led us to increase the Fund’s investments largely in Bangladesh, Argentina, Kuwait and Sri Lanka. In sector terms, we increased holdings mainly in financials.8 Key purchases included additional investments in National Bank of Kuwait, one of the country’s largest banks; Islami Bank Bangladesh, a commercial bank with one of the country’s largest branch networks among private banks; and Hemas Holdings, a Sri Lankan conglomerate. Additionally, we initiated investment in BRAC Bank, a Bangladeshi private commercial bank focused on small and medium enterprises.

Conversely, we conducted some sales to raise funds for share redemptions and to focus on opportunities we considered more attractively valued within our investment universe. As a result, we conducted some sales in Vietnam and reduced holdings in several countries, including the United Arab Emirates (UAE), Romania and Egypt. In sector terms, we reduced the Fund’s investments in energy, industrials, consumer staples and telecommunication services.9 Key sales included trimming the Fund’s positions in Aramex, a UAE-listed regional logistics and courier services provider; OMV Petrom, a Romania-listed integrated European oil and gas company; and MHP, a Ukrainian agricultural producer.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The financials sector comprises banks, consumer finance and diversified financial services in the SOI.
9. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The industrials sector comprises air freight and logistics, building products and industrial conglomerates in the SOI. The consumer staples sector comprises beverages and food products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FRONTIER MARKETS FUND

Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A:
5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

			Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]	(with waiver)	(without waiver)
A			2.05%	2.15%
6-Month	+8.34%	+2.13%
1-Year	-2.01%	-7.65%
5-Year	+2.78%	-0.63%
Since Inception (10/14/08)	+39.39%	+3.49%
Advisor			1.80%	1.90%
6-Month	+8.41%	+8.41%
1-Year	-1.79%	-1.79%
5-Year	+4.08%	+0.80%
Since Inception (10/14/08)	+42.29%	+4.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 7/31/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,083.40	$11.23	$1,014.29	$10.86	2.15%
C	$1,000	$1,079.60	$15.17	$1,010.48	$14.67	2.91%
R	$1,000	$1,081.90	$12.58	$1,012.99	$12.16	2.41%
R6	$1,000	$1,086.20	$8.68	$1,016.75	$8.39	1.66%
Advisor	$1,000	$1,084.10	$9.98	$1,015.49	$9.65	1.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Frontier Markets Fund
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$10.19	$13.47	$18.10	$16.94	$14.79	$15.85
Income from investment operations[a]:
Net investment income[b]	0.18	0.27	0.37	0.42	0.27	0.30
Net realized and unrealized gains (losses)	0.67	(2.77)	(3.89)	1.21	2.07	(0.96)
Total from investment operations	0.85	(2.50)	(3.52)	1.63	2.34	(0.66)
Less distributions from:
Net investment income	—	(0.78)	(0.55)	(0.32)	(0.19)	(0.21)
Net realized gains	—	—	(0.56)	(0.15)	—	(0.19)
Total distributions	—	(0.78)	(1.11)	(0.47)	(0.19)	(0.40)
Net asset value, end of period	$11.04	$10.19	$13.47	$18.10	$16.94	$14.79

Total return[c]	8.34%	(18.75)%	(19.91)%	9.60%	16.06%	(3.90)%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.25%	2.15%	1.98%	1.99%	2.10%	2.20%
Expenses net of waiver and payments by
affiliates	2.15%	2.15%[e]	1.98%[e]	1.99%[e]	2.10%	2.15%
Net investment income	3.36%	2.24%	2.09%	2.28%	1.55%	2.17%

Supplemental data
Net assets, end of period (000’s)	$57,764	$58,720	$148,693	$248,218	$197,288	$113,854
Portfolio turnover rate	12.97%	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$10.05	$13.27	$17.82	$16.71	$14.60	$15.65
Income from investment operations[a]:
Net investment income[b]	0.13	0.18	0.23	0.26	0.16	0.20
Net realized and unrealized gains (losses)	0.67	(2.72)	(3.81)	1.21	2.04	(0.95)
Total from investment operations	0.80	(2.54)	(3.58)	1.47	2.20	(0.75)
Less distributions from:
Net investment income	—	(0.68)	(0.41)	(0.21)	(0.09)	(0.11)
Net realized gains	—	—	(0.56)	(0.15)	—	(0.19)
Total distributions	—	(0.68)	(0.97)	(0.36)	(0.09)	(0.30)
Net asset value, end of period	$10.85	$10.05	$13.27	$17.82	$16.71	$14.60

Total return[c]	7.96%	(19.32)%	(20.53)%	8.78%	15.25%	(4.59)%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	3.01%	2.88%	2.74%	2.74%	2.80%	2.90%
Expenses net of waiver and payments by
affiliates	2.91%	2.88%[e]	2.74%[e]	2.74%[e]	2.80%	2.85%
Net investment income	2.60%	1.51%	1.33%	1.53%	0.85%	1.47%

Supplemental data
Net assets, end of period (000’s)	$22,130	$22,466	$37,770	$60,182	$44,086	$25,691
Portfolio turnover rate	12.97%	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

10 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$10.13	$13.40	$18.03	$16.88	$14.74	$15.86
Income from investment operations[a]:
Net investment income[b]	0.16	0.27	0.28	0.35	0.23	0.22
Net realized and unrealized gains (losses)	0.67	(2.78)	(3.84)	1.23	2.07	(0.93)
Total from investment operations	0.83	(2.51)	(3.56)	1.58	2.30	(0.71)
Less distributions from:
Net investment income	—	(0.76)	(0.51)	(0.28)	(0.16)	(0.22)
Net realized gains	—	—	(0.56)	(0.15)	—	(0.19)
Total distributions	—	(0.76)	(1.07)	(0.43)	(0.16)	(0.41)
Net asset value, end of period	$10.96	$10.13	$13.40	$18.03	$16.88	$14.74

Total return[c]	8.19%	(18.89)%	(20.17)%	9.30%	15.91%	(4.17)%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.51%	2.40%	2.24%	2.24%	2.30%	2.40%
Expenses net of waiver and payments by
affiliates	2.41%	2.40%[e]	2.24%[e]	2.24%[e]	2.30%	2.35%
Net investment income	3.10%	2.00%	1.83%	2.03%	1.35%	1.97%

Supplemental data
Net assets, end of period (000’s)	$131	$118	$302	$388	$307	$198
Portfolio turnover rate	12.97%	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2016	Year Ended March 31,
	(unaudited)	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.21	$13.51	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.21	0.30	0.40	0.36
Net realized and unrealized gains (losses)	0.67	(2.75)	(3.88)	1.24
Total from investment operations	0.88	(2.45)	(3.48)	1.60
Less distributions from:
Net investment income	—	(0.85)	(0.63)	(0.38)
Net realized gains	—	—	(0.56)	(0.15)
Total distributions	—	(0.85)	(1.19)	(0.53)
Net asset value, end of period	$11.09	$10.21	$13.51	$18.18

Total return[d]	8.62%	(18.29)%	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.76%	1.65%	1.60%	1.61%
Expenses net of waiver and payments by affiliates	1.66%	1.65%[f]	1.60%[f]	1.61%[f]
Net investment income	3.85%	2.74%	2.47%	2.66%

Supplemental data
Net assets, end of period (000’s)	$56,166	$62,640	$139,104	$161,459
Portfolio turnover rate.	12.97%	19.12%	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$10.22	$13.51	$18.18	$17.01	$14.84	$15.91
Income from investment operations[a]:
Net investment income[b]	0.20	0.34	0.41	0.45	0.28	0.37
Net realized and unrealized gains (losses)	0.66	(2.82)	(3.92)	1.23	2.12	(0.99)
Total from investment operations	0.86	(2.48)	(3.51)	1.68	2.40	(0.62)
Less distributions from:
Net investment income	—	(0.81)	(0.60)	(0.36)	(0.23)	(0.26)
Net realized gains	—	—	(0.56)	(0.15)	—	(0.19)
Total distributions	—	(0.81)	(1.16)	(0.51)	(0.23)	(0.45)
Net asset value, end of period	$11.08	$10.22	$13.51	$18.18	$17.01	$14.84

Total return[c]	8.41%	(18.53)%	(19.78)%	9.90%	16.44%	(3.61)%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.01%	1.90%	1.74%	1.74%	1.80%	1.90%
Expenses net of waiver and payments by
affiliates	1.91%	1.90%[e]	1.74%[e]	1.74%[e]	1.80%	1.85%
Net investment income	3.60%	2.49%	2.33%	2.53%	1.85%	2.47%

Supplemental data
Net assets, end of period (000’s)	$69,100	$79,380	$523,037	$1,037,057	$846,037	$225,171
Portfolio turnover rate	12.97%	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2016 (unaudited)
Templeton Frontier Markets Fund
	Industry	Shares	Value

Common Stocks 82.0%
Argentina 5.2%
Banco Macro SA, ADR	Banks	26,815	$2,098,274
BBVA Banco Frances SA, ADR	Banks	52,200	1,038,258
Telecom Argentina SA, B, ADR	Diversified Telecommunication Services	261,695	4,789,018
YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	147,500	2,687,450
			10,613,000
Bangladesh 4.1%
Brac Bank Ltd	Banks	6,190,494	4,728,275
Islami Bank Bangladesh Ltd	Banks	9,405,678	3,735,690
			8,463,965
Cambodia 0.5%
NagaCorp Ltd	Hotels, Restaurants & Leisure	1,471,611	967,622
Egypt 5.1%
Egyptian International Pharmaceuticals EIPICO	Pharmaceuticals	579,818	4,440,725
[a,b] Global Telecom Holding SAE, GDR, Reg S	Wireless Telecommunication Services	3,098,021	6,010,161
			10,450,886
Kazakhstan 0.5%
[a,b] KazMunaiGas Exploration Production, GDR, Reg S	Oil, Gas & Consumable Fuels	139,546	1,067,527
Kenya 5.7%
East African Breweries Ltd	Beverages	2,363,200	6,485,386
KCB Group Ltd	Banks	18,737,968	5,271,788
			11,757,174
Kuwait 12.6%
Kuwait Food Co. Americana SAK	Hotels, Restaurants & Leisure	1,582,405	13,231,119
Mobile Telecommunications Co. KSC	Wireless Telecommunication Services	4,803,572	5,339,339
National Bank of Kuwait SAKP	Banks	3,372,369	6,601,847
[a,c] National Gulf Holding	Diversified Financial Services	2,103,637	624,603
			25,796,908
Nigeria 4.8%
Guaranty Trust Bank PLC	Banks	22,900,586	1,745,582
Nigerian Breweries PLC	Beverages	6,928,605	3,300,803
UAC of Nigeria PLC	Industrial Conglomerates	15,596,635	1,037,762
Zenith Bank PLC	Banks	77,862,452	3,714,330
			9,798,477
Oman 3.7%
Bank Muscat SAOG	Banks	7,139,120	7,491,148
Pakistan 9.6%
Habib Bank Ltd	Banks	1,821,100	3,851,137
Indus Motor Co. Ltd	Automobiles	498,054	7,139,227
United Bank Ltd	Banks	4,592,300	8,744,727
			19,735,091
Romania 2.7%
Banca Transilvania	Banks	3,381,424	2,015,720
[a,c,d] OMV Petrom SA	Oil, Gas & Consumable Fuels	57,483,297	3,535,339
			5,551,059
Senegal 3.5%
Sonatel	Diversified Telecommunication Services	188,609	7,223,594

14 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
South Africa 0.9%
MTN Group Ltd	Wireless Telecommunication Services	219,123	$1,876,919
Sri Lanka 4.4%
Commercial Bank of Ceylon PLC	Banks	1,810,704	1,778,469
Hatton National Bank PLC.	Banks	3,604,725	5,387,052
Hemas Holdings PLC	Industrial Conglomerates	2,629,595	1,865,343
			9,030,864
Ukraine 1.5%
[b] MHP SA, GDR, Reg S	Food Products	326,727	3,071,234
United Arab Emirates 1.9%
Aramex PJSC	Air Freight & Logistics	3,700,726	3,969,741
Vietnam 13.3%
Binh Minh Plastics JSC	Building Products	644,382	5,601,185
DHG Pharmaceutical JSC	Pharmaceuticals	1,937,799	9,734,408
Hoa Phat Group JSC	Metals & Mining	811,581	1,663,531
Imexpharm Pharmaceutical JSC	Pharmaceuticals	1,059,783	3,070,664
[a] PetroVietnam Drilling and Well Services JSC.	Energy Equipment & Services	7	8
PetroVietnam Technical Services Corp	Energy Equipment & Services	1,095,024	1,041,219
Vietnam Dairy Products JSC	Food Products	982,087	6,166,813
			27,277,828
Zimbabwe 2.0%
Delta Corp. Ltd	Beverages	6,877,280	4,126,368
Total Common Stocks (Cost $159,770,129) .			168,269,405

[e] Participatory Notes 8.6%
Saudi Arabia 8.6%
[a,f] Deutsche Bank AG/London, Savola Al-Azizia United Co.,
144A, 8/06/20	Food Products	197,551	1,674,451
[f] HSBC Bank PLC,
Mouwasat Medical Services Co., 144A, 3/05/18	Health Care Providers & Services	110,770	3,483,937
Samba Financial Group, 144A, 6/29/17	Banks	849,138	3,994,745
Merrill Lynch International & Co. CV,
Saudi British Bank, 3/02/17	Banks	61,585	303,678
[f] Saudi Dairy & Foodstuff Co., 144A, 4/02/18	Food Products	117,658	3,888,743
[f] Morgan Stanley BV,
Saudi British Bank, 144A, 9/08/17	Banks	144,043	710,281
Savola Al-Azizia United Co., 144A, 8/21/17	Food Products	421,597	3,573,475
Total Participatory Notes
(Cost $20,563,877)			17,629,310
Total Investments before Short Term
Investments (Cost $180,334,006)			185,898,715

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Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Shares	Value
Short Term Investments (Cost $2,715,826) 1.3%
Money Market Funds 1.3%
United States 1.3%
[a,g] Institutional Fiduciary Trust Money Market Portfolio	2,715,826	$2,715,826
Total Investments (Cost $183,049,832)
91.9%		188,614,541
Other Assets, less Liabilities 8.1%		16,677,021
Net Assets 100.0%.		$205,291,562

See Abbreviations on page 28.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2016, the aggregate value of these securities was $10,148,922, representing 4.9% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2016, the aggregate value of these securities was $4,159,942, representing 2.0% of net assets.
dAt September 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
eSee Note 1(d) regarding Participatory Notes.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the aggregate value of these securities was $17,325,632, representing 8.4% of net assets.
gSee Note 3(f) regarding investments in affiliated management investment companies.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

                                                                                                                                                                                                                                                TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2016 (unaudited)

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$180,334,006
Cost - Non-controlled affiliates (Note 3f)	2,715,826
Total cost of investments	$183,049,832
Value - Unaffiliated issuers	$185,898,715
Value - Non-controlled affiliates (Note 3f)	2,715,826
Total value of investments	188,614,541
Cash	274,547
Restricted foreign currency, at value (cost $16,854,738)	16,922,827
Receivables:
Investment securities sold	858,458
Capital shares sold	124,797
Dividends	1,222,940
Other assets	72
Total assets	208,018,182
Liabilities:
Payables:
Capital shares redeemed.	436,582
Management fees.	227,989
Distribution fees	60,055
Transfer agent fees	196,691
Custodian fees	144,094
Deferred tax	1,567,506
Accrued expenses and other liabilities	93,703
Total liabilities	2,726,620
Net assets, at value	$205,291,562
Net assets consist of:
Paid-in capital	$488,249,273
Undistributed net investment income	166,156
Net unrealized appreciation (depreciation)	3,958,628
Accumulated net realized gain (loss)	(287,082,495)
Net assets, at value	$205,291,562

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2016 (unaudited)

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$57,763,920
Shares outstanding	5,232,360
Net asset value per share[a]	$11.04
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.71
Class C:
Net assets, at value	$22,130,085
Shares outstanding	2,039,858
Net asset value and maximum offering price per share[a]	$10.85
Class R:
Net assets, at value	$130,886
Shares outstanding	11,939
Net asset value and maximum offering price per share	$10.96
Class R6:
Net assets, at value	$56,166,261
Shares outstanding	5,063,712
Net asset value and maximum offering price per share	$11.09
Advisor Class:
Net assets, at value	$69,100,410
Shares outstanding	6,236,245
Net asset value and maximum offering price per share	$11.08

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2016 (unaudited)

Templeton Frontier Markets Fund

Investment income:
Dividends (net of foreign taxes of $491,189)	$5,942,405
Expenses:
Management fees (Note 3a)	1,565,542
Distribution fees: (Note 3c)
Class A	70,837
Class C	112,604
Class R	320
Transfer agent fees: (Note 3e)
Class A	74,456
Class C	28,661
Class R	162
Class R6	75
Advisor Class	96,068
Custodian fees (Note 4)	160,358
Reports to shareholders	25,917
Registration and filing fees	62,621
Professional fees	63,516
Trustees’ fees and expenses	12,938
Other	10,451
Total expenses	2,284,526
Expenses waived/paid by affiliates (Note 3f and 3g)	(112,693)
Net expenses	2,171,833
Net investment income.	3,770,572
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $132,231)	(10,146,732)
Foreign currency transactions	(1,887,855)
Net realized gain (loss)	(12,034,587)
Net change in unrealized appreciation (depreciation) on:
Investments	25,008,949
Translation of other assets and liabilities
denominated in foreign currencies.	61,028
Change in deferred taxes on unrealized appreciation	654,604
Net change in unrealized appreciation (depreciation)	25,724,581
Net realized and unrealized gain (loss)	13,689,994
Net increase (decrease) in net assets resulting from operations	$17,460,566

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Six Months Ended
	September 30, 2016	Year Ended
	(unaudited)	March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$3,770,572	$13,895,607
Net realized gain (loss)	(12,034,587)	(183,449,061)
Net change in unrealized appreciation (depreciation)	25,724,581	56,031,023
Net increase (decrease) in net assets resulting from operations	17,460,566	(113,522,431)
Distributions to shareholders from:
Net investment income:
Class A	—	(6,050,613)
Class C	—	(1,593,511)
Class R	—	(9,520)
Class R6	—	(7,897,925)
Advisor Class.	—	(16,520,638)
Total distributions to shareholders	—	(32,072,207)
Capital share transactions: (Note 2)
Class A	(5,650,264)	(61,375,817)
Class C	(2,053,479)	(7,456,617)
Class R	2,635	(162,628)
Class R6	(11,391,492)	(42,115,640)
Advisor Class.	(16,400,390)	(368,876,208)
Total capital share transactions	(35,492,990)	(479,986,910)
Net increase (decrease) in net assets	(18,032,424)	(625,581,548)
Net assets:
Beginning of period	223,323,986	848,905,534
End of period	$205,291,562	$223,323,986
Undistributed net investment loss included in net assets:
End of period	$166,156	$—
Distributions in excess of net investment income included in net assets:
End of period	$—	$(3,604,416)

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of

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Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Restricted Foreign Currency

At September 30, 2016, the Fund held foreign currencies in certain markets in which the ability to repatriate into U.S. dollars may be limited; however, reinvestment in those markets is not restricted.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	183,944	$1,962,758	1,140,504	$14,006,521
Shares issued in reinvestment of distributions	—	—	550,974	5,785,225
Shares redeemed	(713,421)	(7,613,022)	(6,971,713)	(81,167,563)
Net increase (decrease)	(529,477)	$(5,650,264)	(5,280,235)	$(61,375,817)
Class C Shares:
Shares sold	53,825	$566,009	209,990	$2,379,268
Shares issued in reinvestment of distributions	—	—	144,147	1,496,245
Shares redeemed	(248,694)	(2,619,488)	(965,975)	(11,332,130)
Net increase (decrease)	(194,869)	$(2,053,479)	(611,838)	$(7,456,617)
Class R Shares:
Shares sold	542	$5,781	5,488	$65,013
Shares issued in reinvestment of distributions	—	—	912	9,520
Shares redeemed	(289)	(3,146)	(17,219)	(237,161)
Net increase (decrease)	253	$2,635	(10,819)	$(162,628)
Class R6 Shares:
Shares sold	106,206	$1,136,051	498,603	$6,026,008
Shares issued in reinvestment of distributions	—	—	724,298	7,605,137
Shares redeemed	(1,175,292)	(12,527,543)	(5,384,710)	(55,746,785)
Net increase (decrease)	(1,069,086)	$(11,391,492)	(4,161,809)	$(42,115,640)
Advisor Class Shares:
Shares sold	444,797	$4,770,353	9,656,228	$121,506,571
Shares issued in reinvestment of distributions	—	—	1,287,739	13,547,019
Shares redeemed	(1,978,427)	(21,170,743)	(41,883,967)	(503,929,798)
Net increase (decrease)	(1,533,630)	$(16,400,390)	(30,940,000)	$(368,876,208)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the period ended September 30, 2016, the effective investment management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$2,230
CDSC retained	$438

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2016, the Fund paid transfer agent fees of $199,422, of which $80,460 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than excercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	–	43,087,993	(40,372,167)	2,715,826	$2,715,826	$-	$-	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Effective March 1, 2016, TAML has contractually agreed in advance to limit the investment management fees to 1.35% of the average daily net assets of the Fund until July 31, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2017. There were no Class R6 transfer agent fees waived during the period ended September 30, 2016.

h. Other Affiliated Transactions

At September 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned 25.14% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

At March 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$30,841,315
Long term	239,400,405
Total capital loss carryforwards	$270,241,720

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred late-year ordinary losses of $463,766.

At September 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$191,020,883

Unrealized appreciation	$32,740,888
Unrealized depreciation	(35,147,230)
Net unrealized appreciation (depreciation)	$(2,406,342)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2016, aggregated $25,694,778 and $60,179,779, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities, or may have restrictions or delays in repatriation into U.S. dollars.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2016, the Fund did not use the Global Credit Facility.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a,b]
Diversified Financial Services	$—	$—	$624,603	$624,603
All Other Equity Investments.	167,644,802	—	—	167,644,802
Participatory Notes	—	17,629,310	—	17,629,310
Short Term Investments	2,715,826	—	—	2,715,826
Total Investments in Securities	$170,360,628	$17,629,310	$624,603	$188,614,541

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

ADR GDR	American Depositary Receipt Global Depositary Receipt

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TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	096 S 11/16

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
September 30, 2016

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Semiannual Report

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

For the six-month period, the Fund’s Class A shares posted a +3.10% cumulative total return. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, posted a +5.41% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. Global markets were aided by accommodative monetary policies of various global central banks, an improvement in commodity prices, finalization of Greece’s new debt deal, generally encouraging economic data across regions and an Organization of the Petroleum Exporting Countries (OPEC) proposal to curb oil production. However, the impact of these factors was partially offset by global economic concerns, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks.

Asset Allocation*

Based on Total Net Assets as of 9/30/16

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

The U.S. economy expanded during the six months under review. The economy grew at a faster pace in 2016’s third quarter, compared to the second quarter, supported by increases in consumer spending, business investment and exports. Although the Fed kept its target interest rate unchanged during the review period, in July, the Fed Chair signaled the possibility of a near-term increase in interest rates, citing strengthening labor market conditions and its optimism about future economic growth. However, following lower-than-expected job growth in August, the Fed kept interest rates unchanged at its September meeting and lowered its forecast for 2016 U.S. economic growth.

In Europe, the U.K.’s economy grew in the second and third quarters, supported by the services industries. Immediate

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly. For the six months ended 9/30/16, the MSCI ACWI posted a +6.68% total return and the Bloomberg Barclays Multiverse Index posted a +4.09% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 20.

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effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s economy grew steadily in the third quarter following a moderation in the second quarter, while the region’s annual inflation rate rose above zero in June. After announcing monetary easing measures and cutting its benchmark interest rate to 0% in March, the European Central Bank expanded its massive bond-buying program in August 2016 to boost the region’s slowing growth.

In Asia, Japan’s economy grew in the first quarter largely due to increases in private consumption, government spending and exports, although it slowed in the second quarter amid falling exports and weak corporate investment. The Bank of Japan (BOJ) took several actions during the review period. The most recent of which was at its September meeting when the BOJ overhauled its monetary stimulus program to adjust Japanese government bond purchases with the aim of keeping the 10-year rate near the current level of 0%.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy continued to be in recession, although the pace of contraction slowed in 2016’s first half as business sentiment improved near period-end with the expected impeachment of President Dilma Rousseff. Russia’s economic contraction eased in 2016’s second quarter as crude oil prices began to recover and industrial production improved. The Bank of Russia reduced its key interest rate in June and September in an attempt to revive its economy. China’s economy expanded in 2016’s second quarter, aided by fiscal and monetary stimulus measures. The People’s Bank of China lowered the midpoint for the yuan’s trading band against the Japanese yen to align China’s currency reference rate with the international exchange rate, and also weakened its currency as the U.S. dollar strengthened. Elsewhere, India’s economic growth slowed in 2016’s second quarter due to slower private consumption growth and declining fixed investment. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose strongly for the six-month period.

In the summer months of July and August, sovereign credit and corporate credit markets notably rallied with some of the strongest performance coming from the high yield credit tiers. A number of emerging market local-currency markets also resumed rallies that had begun in the spring months but were

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

temporarily sidetracked by market volatility after the Brexit referendum result. Over the full period, a number of emerging market currencies appreciated against the U.S. dollar, notably the Brazilian real, the Uruguayan peso, the Colombian peso and the Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso and the Malaysian ringgit.

In developed markets, the Japanese yen strengthened considerably against the U.S. dollar, while the euro moderately depreciated after some intermittent periods of strengthening. We believed the periods of yen and euro strength would prove temporary and we expected fundamentals to ultimately re-emerge in the currency valuations. Given U.S. labor market strength and underlying inflation pressures, we anticipated that

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the Fed would ultimately have to make a firmer commitment to rate hikes that would fortify the divergences in monetary policies between the easings of the European Central Bank (ECB) and the Bank of Japan (BOJ) and the tightening of the Fed, resulting in a weakening of the euro and the yen against the U.S. dollar. Although the Fed did not hike rates during the period, conditions that would support a rate hike (full employment and rising inflation pressures) persisted, which we believed continued to support our longer term views for rising U.S. Treasury yields and fundamental depreciations of the euro and the yen.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forward contracts, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy. The Fund may also enter into various other transactions involving derivatives from time to time.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 70%/30% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required for practitioners of our approach. However, for the patient, disciplined investor, we believe this investment strategy is well suited to long-term capital preservation and appreciation.

Equity

The Fund’s equity portion delivered absolute gains, but trailed its benchmark, the MSCI ACWI, during the six months under review. The Fund recovered strongly as the period progressed and outperformed its benchmark during the second half of the review period (third calendar quarter), but the late strength was insufficient to offset earlier weakness. The environment at the onset of the review period was challenging, characterized by the outperformance of momentum stocks, which we considered expensive, as investors willingly paid a premium for growth and quality against a backdrop of geopolitical instability and economic headwinds. However, we were encouraged to see conditions improve in the period’s second half, when overbought consumer staples and utilities holdings retreated from what we viewed as lofty valuations, rewarding our

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underweighted allocations as the period progressed.2 Conversely, improving Chinese economic data, a flagging U.S. dollar and talk of an output freeze by major oil producing nations contributed to stabilizing commodity prices in the period’s final months, allowing downtrodden energy and materials firms to restructure and refinance. Even financials stocks staged a late recovery, as benign stress test results from the European banking sector and better-than-expected earnings partially reversed the post-Brexit financials rout.

Top Five Equity Holdings
9/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
HSBC Holdings PLC	1.8%
Banks, U.K.
Samsung Electronics Co. Ltd.	1.6%
Technology Hardware, Storage & Peripherals, South Korea
Teva Pharmaceutical Industries Ltd.	1.5%
Pharmaceuticals, Israel
Amgen Inc.	1.5%
Biotechnology, U.S.
BP PLC	1.5%
Oil, Gas & Consumable Fuels, U.K.

Unfortunately, the late rally in bank stocks was insufficient to offset earlier relative weakness, and the equity portfolio’s overall financials holdings were the biggest detractors from relative performance.3 Italian lender UniCredit was among the portfolio’s biggest detractors during the period, as it was pressured by concerns about capital levels and a chief executive officer transition. Nevertheless, the company has made solid progress bolstering capital and improving income from interest and fees, leading to solid operational performance. In addition, concerns about the challenging banking environment in Italy and Europe have made UniCredit shares cheap, in our analysis. We believe improvements in non-performing loans contradict such pessimistic valuations and should ultimately lead to lower loan-loss provisions and improving returns over the Fund’s investment horizon.

More broadly, European financials have continued to rebound from the initial shock of the Brexit referendum, aided by the region’s economic resilience and modest buildup of inflationary pressures, as well as a potential U.S. rate increase. Many European banks that have restructured and recapitalized remain cheap, in our analysis, allowing us to buy high quality, well-managed franchises at reasonable valuations. Among our broader European bank holdings, we forecast a gradual improvement in returns as lower loan losses, falling litigation and regulatory costs, increasing fee- and commission-based revenues and improvements in investment banking lines offset the margin compression attributable to low or negative interest rates. We believe even a modest improvement in returns against a backdrop of relative stability should be sufficient to expand valuation multiples from recent severely depressed levels, keeping us constructive on the sector.

We also remained constructive on the health care sector.4 However, stock selection and an overweighted allocation detracted from relative returns as political rhetoric from the U.S. presidential campaign trail contributed to the stalling out of a multi-year pharmaceuticals rally. Israeli pharmaceuticals firm Teva Pharmaceutical Industries was the biggest laggard, as its shares fell after a U.S. regulatory agency invalidated two of the patents protecting Copaxone, a multiple sclerosis drug that generates a portion of the firm’s revenue. The market quickly priced in a worst-case scenario, seemingly ignoring the fact that the invalidated patents will remain in effect until the completion of the appeals process, and that Copaxone has two more patents to defensively deploy in the meantime. We think the hit to revenues will be milder and come later than the market expects, though we nevertheless expect that a large chunk of Copaxone sales disappear in the near future. Even with these conservative assumptions, the company’s stock remains attractive, in our analysis, given the company’s solid operational progress, improving fundamentals and significant value to be realized from the recently completed acquisition of the generics business of U.S. biotechnology firm Allergan.

After reducing the Fund’s equity allocation to the health care sector to realize profits throughout 2015, select opportunities have begun to resurface in the sector more generally in 2016 amid concerns about political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the portfolio by focusing our investments on well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. Within health care, we continue to favor companies with sound business models, solid product portfolios, attractive research

2. The consumer staples sector comprises beverages in the equity section of the Consolidated SOI. The utilities sector comprises electric utilities in the equity section of the
Consolidated SOI.
3. The financials sector comprises banks, capital markets and insurance in the equity section of the Consolidated SOI.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the equity section of the Consolidated SOI.

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and development pipelines, and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and share buybacks. We see little direct threat to our pharmaceuticals holdings from Brexit and will continue using volatility to selectively increase exposure where we believe warranted.

Consumer discretionary5 holdings overall also detracted, pressured by weakness among retailers, such as Marks & Spencer Group (U.K.) and Macy’s (U.S.).6 The Fund’s underweighted information technology (IT) holdings overall delivered strong double-digit gains, but slightly trailed the index’s larger sector allocation.7 Finally, stock selection in industrials detracted from relative results, pressured by German airline Deutsche Lufthansa, whose shares declined after management highlighted the need to reduce fares and curb capacity to remain competitive with discount airlines.8 Company management has continued to aggressively restructure to preserve profitability in this environment, but cost-cutting efforts have met stiff resistance from labor unions. Encouragingly, the company has reported some recent progress in labor negotiations (though a breakthrough has remained elusive) and management has bolstered its credibility with investors through a sensible strategic vision and restructuring initiatives. Although we believe the stock remains cheap, we are cognizant that this is a cyclical industry that will need to closely manage supply after a period of strong demand. While longer term cyclical risks are beginning to increase, a number of shorter term catalysts exist, including progress with labor negotiations and restructuring initiatives, and we continue to monitor Lufthansa closely should future strength create profit-taking opportunities.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s equity performance was negatively affected by the equity portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Turning to contributors, stock selection and a large overweighting in the resurgent energy sector bolstered relative performance.9 Shares of U.K. oil major BP, the portfolio’s biggest energy holding, gained momentum at the beginning of the period after a positive earnings release highlighted the company’s progress in bringing down costs and cutting spending in a difficult environment. The stock further benefited from recovering oil prices as the period progressed. Although we no longer consider BP an outright bargain, our analysis indicates considerable additional upside potential with a dividend yield that looks defensible at spot oil prices. More generally, oil bears have laid out a familiar case in recent years: the market is oversupplied, OPEC is uncooperative and demand threats from alternative energy are on the horizon. We counter that current oversupply is not excessive, with production running only slightly ahead of consumption. Given natural depletion rates and expected demand growth, as well as the fact that OPEC is already near maximum output levels, we see little spare capacity globally and a much tighter market over our investment horizon. Furthermore, OPEC’s recent agreement on a framework for production cuts is substantive, in our view. Finally, while the eventual loss of market share to alternative energies is a legitimate concern, it could be 10 to 20 years until alternative production, storage and transmission technology is sufficiently scalable to challenge oil’s dominance as the primary global fuel source. We are bearish on oil in the very long term as innovation could lead to market share gains for alternative energy. However, we see significant opportunities in this cycle in the meantime. Elsewhere, stock selection and an underweighting in utilities and stock selection in telecommunication services contributed to relative performance.10

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; specialty retail; and textiles, apparel and luxury goods in the equity section of the Consolidated SOI.
6. Not held at period-end.
7. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity section of the Consolidated SOI.
8. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, construction and engineering, electrical equipment and industrial conglomerates in the equity section of the Consolidated SOI.
9. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the equity section of the Consolidated SOI.
10. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity section of the Consolidated
SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL BALANCED FUND

From a regional standpoint, stock selection drove outperformance in the U.S. In Asia, stock selection and an overweighted allocation contributed to relative performance. Stock selection and an overweighting in Europe detracted from relative results during a period of political uncertainty in the region. However, rising political risks and low investor expectations are at least partly compensated by what we view as attractive valuations in Europe. Trading at a low multiple relative to depressed profits, many European equities offer significant potential for earnings improvement and/or valuation increase. Taking history as a guide, long-term European equity returns have never been negative from current cyclically adjusted price/earnings levels. On the contrary, when Europe has traded at these valuation levels in the past, subsequent cumulative returns over the next five years have exceeded 100%, on average. With economic fundamentals in the region continuing to modestly improve, monetary policy remaining accommodative and fiscal policy recently becoming expansionary after years of austerity, Europe offers compelling value for long-term contrarians, in our view.

Top Five Fixed Income Holdings*
9/30/16
% of Total
Issue/Issuer	Net Assets
Government of Mexico	3.8%
Nota Do Tesouro Nacional	3.6%
Government of Indonesia	3.3%
Government of Malaysia	1.7%
Government of India	1.5%
* Excludes short-term investments.

Fixed Income

Overall, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as our longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest-rate swap?
An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, interest-rate strategies and overall credit exposures contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute return. Subinvestment-grade sovereign credit exposures and high yield corporate bonds also contributed to absolute performance. Currency positions in Latin America ( Brazilian real) contributed to absolute performance, as did the Fund’s net-negative position in the euro, through currency forward contracts. The Fund’s position in the Indonesian rupiah also contributed to absolute return.

Overall, currency positions detracted from absolute performance. The Fund’s net-negative position in the Japanese yen, through currency forward contracts, detracted from absolute return, as did the Fund’s currency positions in the Mexican peso and the Malaysian ringgit.

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Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BALANCED FUND

Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A:
5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

				Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]		(with waiver)	(without waiver)
A5				1.11%	1.12%
6-Month	+3.10%	-2.97%
1-Year	+3.54%	-2.34%
5-Year	+43.47%	+6.22%
Since Inception (9/27/11)	+40.60%	+5.80%
Advisor				0.86%	0.87%
6-Month	+3.27%	+3.27%
1-Year	+3.80%	+3.80%
5-Year	+45.52%	+7.79%
10-Year	+68.11%	+5.33%

		30-Day Standardized Yield[7]
	Distribution
Share Class	Rate[6]	(with waiver) (without waiver)
A	0.05%	2.69%	2.67%
Advisor	0.33%	3.11%	3.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
6. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on
9/30/16.
7. The 30-day standardized yield for the 30 days ended 9/30/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,031.00	$5.80	$1,019.35	$5.77	1.14%
A1	$1,000	$1,031.00	$5.80	$1,019.35	$5.77	1.14%
C	$1,000	$1,027.60	$9.51	$1,015.69	$9.45	1.87%
C1	$1,000	$1,029.10	$7.83	$1,017.35	$7.79	1.54%
R	$1,000	$1,029.80	$7.07	$1,018.10	$7.03	1.39%
R6	$1,000	$1,033.60	$3.93	$1,021.21	$3.90	0.77%
Advisor	$1,000	$1,032.70	$4.54	$1,020.61	$4.51	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights
Templeton Global Balanced Fund
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.72	$3.13	$3.30	$2.94	$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.05	0.08	0.08	0.09 [d]	0.07	0.04
Net realized and unrealized gains (losses)	0.03	(0.32)	(0.07)	0.35	0.23	0.33
Total from investment operations	0.08	(0.24)	0.01	0.44	0.30	0.37
Less distributions from:
Net investment income	(0.01)	(0.09)	(0.18)	(0.08)	(0.16)	(0.07)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(0.01)	(0.17)	(0.18)	(0.08)	(0.16)	(0.07)
Net asset value, end of period	$2.79	$2.72	$3.13	$3.30	$2.94	$2.80

Total return[e]	3.10%	(7.74)%	0.38%	15.06%	11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.15%	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by
affiliates	1.14%[g]	1.10%[g]	1.11%[g,h]	1.12%[g]	1.20%	1.20%
Net investment income	3.84%	2.55%	2.55%	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$833,957	$987,949	$1,117,109	$1,055,121	$238,319	$72,962
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A1
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.72	$3.13	$3.30	$2.94	$2.79	$2.89
Income from investment operations[a]:
Net investment income[b]	0.05	0.08	0.08	0.09 [c]	0.08	0.09
Net realized and unrealized gains (losses)	0.03	(0.32)	(0.07)	0.34	0.23	(0.08)
Total from investment operations	0.08	(0.24)	0.01	0.43	0.31	0.01
Less distributions from:
Net investment income	(0.01)	(0.09)	(0.18)	(0.07)	(0.16)	(0.11)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(0.01)	(0.17)	(0.18)	(0.07)	(0.16)	(0.11)
Net asset value, end of period	$2.79	$2.72	$3.13	$3.30	$2.94	$2.79

Total return[d]	3.10%	(7.76)%	0.36%	14.98%	11.67%	0.78%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.15%	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by
affiliates	1.14%[f]	1.10%[f]	1.11%[f,g]	1.12%[f]	1.20%	1.20%
Net investment income	3.84%	2.55%	2.55%	2.76%[c]	2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$328,358	$370,212	$467,765	$538,901	$533,538	$572,179
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.70	$3.12	$3.28	$2.93	$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.04	0.05	0.06	0.06 [d]	0.05	0.04
Net realized and unrealized gains (losses)	0.03	(0.31)	(0.07)	0.35	0.23	(0.11)
Total from investment operations	0.07	(0.26)	(0.01)	0.41	0.28	(0.07)
Less distributions from:
Net investment income	(—)[e]	(0.08)	(0.15)	(0.06)	(0.14)	(0.08)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(—)[e]	(0.16)	(0.15)	(0.06)	(0.14)	(0.08)
Net asset value, end of period	$2.77	$2.70	$3.12	$3.28	$2.93	$2.79

Total return[f]	2.76%	(8.68)%	(0.04)%	14.11%	10.66%	(2.05)%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.88%	1.86%	1.83%	1.88%	1.96%	1.99%
Expenses net of waiver and payments by
affiliates	1.87%[h]	1.85%[h]	1.83%[h,i]	1.87%[h]	1.95%	1.95%
Net investment income	3.11%	1.80%	1.83%	2.01%[d]	2.09%	2.52%

Supplemental data
Net assets, end of period (000’s)	$374,083	$464,899	$507,888	$480,700	$88,988	$18,703
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C1
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.72	$3.13	$3.29	$2.93	$2.79	$2.89
Income from investment operations[a]:
Net investment income[b]	0.05	0.06	0.07	0.07 [c]	0.07	0.08
Net realized and unrealized gains (losses)	0.03	(0.31)	(0.07)	0.35	0.22	(0.08)
Total from investment operations	0.08	(0.25)	—	0.42	0.29	—
Less distributions from:
Net investment income	(0.01)	(0.08)	(0.16)	(0.06)	(0.15)	(0.10)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(0.01)	(0.16)	(0.16)	(0.06)	(0.15)	(0.10)
Net asset value, end of period	$2.79	$2.72	$3.13	$3.29	$2.93	$2.79

Total return[d]	2.91%	(8.07)%	0.26%	14.57%	10.86%	0.36%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.55%	1.51%	1.51%	1.53%	1.61%	1.64%
Expenses net of waiver and payments by
affiliates	1.54%[f]	1.50%[f]	1.51%[f,g]	1.52%[f]	1.60%	1.60%
Net investment income	3.44%	2.15%	2.15%	2.36%[c]	2.44%	2.87%

Supplemental data
Net assets, end of period (000’s)	$210,048	$233,840	$296,672	$341,690	$322,243	$342,091
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.72	$3.14	$3.30	$2.94	$2.80	$2.90
Income from investment operations[a]:
Net investment income[b]	0.05	0.07	0.07	0.08 [c]	0.07	0.08
Net realized and unrealized gains (losses)	0.04	(0.32)	(0.06)	0.35	0.22	(0.07)
Total from investment operations	0.09	(0.25)	0.01	0.43	0.29	0.01
Less distributions from:
Net investment income	(0.01)	(0.09)	(0.17)	(0.07)	(0.15)	(0.11)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(0.01)	(0.17)	(0.17)	(0.07)	(0.15)	(0.11)
Net asset value, end of period	$2.80	$2.72	$3.14	$3.30	$2.94	$2.80

Total return[d]	2.98%	(8.24)%	0.43%	14.70%	10.99%	0.52%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.40%	1.36%	1.36%	1.38%	1.46%	1.49%
Expenses net of waiver and payments by
affiliates	1.39%[f]	1.35%[f]	1.36%[f,g]	1.37%[f]	1.45%	1.45%
Net investment income	3.59%	2.30%	2.30%	2.51%[c]	2.59%	3.02%

Supplemental data
Net assets, end of period (000’s)	$5,603	$6,498	$6,357	$5,757	$3,864	$3,426
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016	Year Ended March 31,
	(unaudited)	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.73	$3.14	$3.30	$3.02
Income from investment operations[b]:
Net investment income[c]	0.06	0.08	0.07	0.09 [d]
Net realized and unrealized gains (losses)	0.03	(0.31)	(0.04)	0.28
Total from investment operations	0.09	(0.23)	0.03	0.37
Less distributions from:
Net investment income	(0.02)	(0.10)	(0.19)	(0.09)
Net realized gains	—	(0.08)	—	—
Total distributions	(0.02)	(0.18)	(0.19)	(0.09)
Net asset value, end of period	$2.80	$2.73	$3.14	$3.30

Total return[e]	3.36%	(7.44)%	1.02%	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.78%	0.81%	0.92%	2.31%
Expenses net of waiver and payments by affiliates[g]	0.77%	0.75%	0.76%	0.77%
Net investment income	4.21%	2.90%	2.90%	3.11%[d]

Supplemental data
Net assets, end of period (000’s)	$1,769	$1,089	$660	$5
Portfolio turnover rate.	9.68%	44.25%	20.90%	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2016		Year Ended March 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$2.73	$3.14	$3.31	$2.95	$2.80	$2.90
Income from investment operations[a]:
Net investment income[b]	0.06	0.08	0.09	0.09 [c]	0.08	0.10
Net realized and unrealized gains (losses)	0.03	(0.31)	(0.08)	0.35	0.24	(0.08)
Total from investment operations	0.09	(0.23)	0.01	0.44	0.32	0.02
Less distributions from:
Net investment income	(0.02)	(0.10)	(0.18)	(0.08)	(0.17)	(0.12)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	(0.02)	(0.18)	(0.18)	(0.08)	(0.17)	(0.12)
Net asset value, end of period	$2.80	$2.73	$3.14	$3.31	$2.95	$2.80

Total return[d]	3.27%	(7.52)%	0.62%	15.23%	11.92%	1.04%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.90%	0.86%	0.86%	0.88%	0.96%	0.99%
Expenses net of waiver and payments by
affiliates	0.89%[f]	0.85%[f]	0.86%[f,g]	0.87%[f]	0.95%	0.95%
Net investment income	4.09%	2.80%	2.80%	3.01%[c]	3.09%	3.52%

Supplemental data
Net assets, end of period (000’s)	$233,453	$299,226	$405,877	$421,583	$146,013	$100,800
Portfolio turnover rate	9.68%	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, September 30, 2016 (unaudited)
Templeton Global Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 65.3%
Belgium 0.8%
UCB SA	Pharmaceuticals	200,660	$15,521,283
Canada 0.4%
[a,b] Aritzia Inc	Textiles, Apparel & Luxury Goods	82,200	1,002,095
Precision Drilling Corp	Energy Equipment & Services	1,815,900	7,582,104
			8,584,199
China 3.2%
China Life Insurance Co. Ltd., H.	Insurance	5,156,000	13,294,913
China Mobile Ltd	Wireless Telecommunication Services	983,000	11,894,068
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	26,602,000	13,410,150
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	35,170,700	4,670,473
Haier Electronics Group Co. Ltd	Household Durables	4,165,000	6,884,076
Shanghai Pharmaceuticals Holding Co. Ltd.,
H	Health Care Providers & Services	4,678,800	12,607,337
			62,761,017
Denmark 1.2%
[a,c] DONG Energy A/S, 144A	Electric Utilities	289,280	12,007,487
[a] H. Lundbeck AS	Pharmaceuticals	365,550	11,978,643
			23,986,130
France 6.7%
AXA SA	Insurance	958,450	20,400,391
BNP Paribas SA.	Banks	505,770	26,014,952
Cie Generale des Etablissements Michelin,
B	Auto Components	147,324	16,301,305
Compagnie de Saint-Gobain	Building Products	397,507	17,185,257
Credit Agricole SA	Banks	1,559,980	15,388,761
Sanofi	Pharmaceuticals	174,910	13,295,580
Technip SA	Energy Equipment & Services	131,557	8,082,619
Total SA, B	Oil, Gas & Consumable Fuels	366,440	17,365,829
			134,034,694
Germany 2.0%
Bayer AG	Pharmaceuticals	157,350	15,813,901
Deutsche Lufthansa AG	Airlines	768,570	8,555,137
Siemens AG	Industrial Conglomerates	132,570	15,523,943
			39,892,981
Hong Kong 0.5%
CK Hutchison Holdings Ltd	Industrial Conglomerates	737,352	9,373,340
Ireland 0.9%
CRH PLC	Construction Materials	531,352	17,773,676
Israel 1.5%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	663,041	30,506,516
Italy 1.7%
Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	22,799,263
UniCredit SpA	Banks	4,354,933	10,140,521
			32,939,784

20 Semiannual Report

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Japan 4.7%
CANON Inc	Technology Hardware, Storage & Peripherals	277,100	$7,991,929
Kirin Holdings Co. Ltd	Beverages	583,000	9,613,619
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	970,500	8,138,164
Nissan Motor Co. Ltd	Automobiles	1,633,300	15,834,301
Omron Corp	Electronic Equipment, Instruments
	& Components	258,200	9,182,765
SoftBank Group Corp	Wireless Telecommunication Services	245,900	15,821,633
Suntory Beverage & Food Ltd	Beverages	219,800	9,432,546
[a] Toshiba Corp	Industrial Conglomerates	5,177,000	17,109,406
			93,124,363
Netherlands 2.6%
Aegon NV	Insurance	2,992,912	11,472,676
[a] ASR Nederland NV	Insurance	597,134	12,152,882
ING Groep NV	Banks	1,391,730	17,188,649
[a] QIAGEN NV	Life Sciences Tools & Services	383,180	10,552,287
			51,366,494
Norway 1.1%
Telenor ASA	Diversified Telecommunication Services	1,325,350	22,748,161
Portugal 1.0%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,385,798	18,945,283
Singapore 1.3%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	4,426,299	12,888,666
United Overseas Bank Ltd	Banks	894,000	12,347,088
			25,235,754
South Africa 0.0%
[a,d] Edcon Holdings Ltd., F wts., 2/20/49.	Specialty Retail	4,441	—
[a,d] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
[a,d] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
			—
South Korea 2.8%
[e] Hyundai Motor Co., GDR, Reg S	Automobiles	301,840	13,658,260
KB Financial Group Inc	Banks	313,845	10,793,871
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	21,968	31,897,999
			56,350,130
Spain 1.3%
Tecnicas Reunidas SA	Energy Equipment & Services	292,432	11,401,995
Telefonica SA	Diversified Telecommunication Services	1,520,951	15,408,842
			26,810,837
Switzerland 3.5%
ABB Ltd	Electrical Equipment	752,070	16,886,443
[a] Glencore PLC	Metals & Mining	3,169,170	8,718,561
Roche Holding AG	Pharmaceuticals	117,610	29,180,018
UBS Group AG	Capital Markets	1,118,890	15,239,527
			70,024,549

franklintempleton.com

Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Taiwan 1.7%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	1,054,000	$8,573,077
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	12,073,000	25,234,881
			33,807,958
Thailand 1.0%
Bangkok Bank PCL, fgn	Banks	4,178,800	19,631,541
United Kingdom 11.5%
Aberdeen Asset Management PLC	Capital Markets	2,802,180	11,856,850
Aviva PLC	Insurance	2,582,584	14,752,194
BAE Systems PLC	Aerospace & Defense	2,036,870	13,840,470
Barclays PLC	Banks	4,794,815	10,433,260
BP PLC	Oil, Gas & Consumable Fuels	5,134,290	29,960,506
Carillion PLC	Construction & Engineering	4,169,170	13,402,394
HSBC Holdings PLC	Banks	4,782,992	35,241,833
Petrofac Ltd	Energy Equipment & Services	990,990	11,456,365
Prudential PLC.	Insurance	475,140	8,419,523
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,145,659	29,668,096
Sky PLC	Media	958,040	11,106,504
[a] Standard Chartered PLC	Banks	1,405,926	11,454,754
Vodafone Group PLC	Wireless Telecommunication Services	9,205,576	26,471,030
			228,063,779
United States 13.9%
Allegheny Technologies Inc	Metals & Mining	430,020	7,770,461
[a] Alphabet Inc., A	Internet Software & Services	18,610	14,963,557
Amgen Inc	Biotechnology	180,420	30,095,860
Apple Inc	Technology Hardware, Storage & Peripherals	110,890	12,536,115
Baker Hughes Inc	Energy Equipment & Services	179,260	9,047,252
[a,f] CEVA Holdings LLC	Air Freight & Logistics	247	86,349
Cisco Systems Inc	Communications Equipment	447,940	14,208,657
Citigroup Inc	Banks	550,570	26,003,421
Comcast Corp., A	Media	280,562	18,612,483
ConocoPhillips	Oil, Gas & Consumable Fuels	170,440	7,409,027
Devon Energy Corp	Oil, Gas & Consumable Fuels	315,850	13,932,143
Eli Lilly & Co	Pharmaceuticals	257,690	20,682,199
General Motors Co	Automobiles	374,580	11,900,407
Gilead Sciences Inc	Biotechnology	228,800	18,102,656
Halliburton Co	Energy Equipment & Services	271,515	12,185,593
[a] Ionis Pharmaceuticals Inc	Biotechnology	151,130	5,537,403
JPMorgan Chase & Co	Banks	337,716	22,488,508
[a] Knowles Corp	Electronic Equipment, Instruments
	& Components	600,590	8,438,290
Medtronic PLC	Health Care Equipment & Supplies	128,070	11,065,248
Microsoft Corp	Software	96,422	5,553,907
[a,g,h] Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	5,508,383
			276,127,919
Total Common Stocks and Other
Equity Interests
(Cost $1,372,682,528)			1,297,610,388

22 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value

[i] Equity-Linked Securities 2.2%
United States 2.2%
[c] The Goldman Sachs Group Inc. into Applied
Materials Inc., 6.00%, 144A	Semiconductors & Semiconductor Equipment	899,337		$20,097,484
[c] The Goldman Sachs Group Inc. into
Microsoft Corp., 4.70%, 144A	Software	390,308		22,479,594
Total Equity-Linked Securities
(Cost $37,733,971)				42,577,078

Convertible Preferred Stocks
0.0%†
United States 0.0%†
[a,f] CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12		6,000
[a,f] CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534		186,921
Total Convertible Preferred
Stocks (Cost $802,629)				192,921

		Principal
		Amount*

Corporate Bonds and Notes 0.5%
Russia 0.1%
[c] LUKOIL International Finance BV, 144A,
6.656%, 6/07/22	Oil, Gas & Consumable Fuels	1,900,000		2,183,115
South Africa 0.1%
[c] Edcon Ltd.,
[j] secured note, 144A, 9.50%, 3/01/18	Specialty Retail	800,000	EUR	229,435
[k] super senior secured note, 144A, PIK,
8.00%, 6/30/19	Specialty Retail	1,219,820	EUR	914,158
[k] super senior secured note, 144A, PIK,
8.00%, 6/30/19	Specialty Retail	609,909	EUR	457,078
[k] senior secured note, 144A, PIK,
12.75%, 6/30/19	Specialty Retail	1,914,255	EUR	532,038
				2,132,709
Ukraine 0.1%
[c,l] Ukreximbank (BIZ Finance PLC), loan
participation, senior note, 144A, 9.75%,
1/22/25	Diversified Financial Services	2,110,000		2,018,922
United States 0.2%
[j] BreitBurn Energy Partners LP/BreitBurn
Finance Corp., senior bond, 7.875%,
4/15/22	Oil, Gas & Consumable Fuels	1,500,000		765,000
General Electric Co., senior note, A, 8.50%,
4/06/18	Industrial Conglomerates	59,000,000	MXN	3,148,320
[c,h,j] Linn Energy LLC/Finance Corp., senior
secured note, second lien, 144A, 12.00%,
12/15/20	Oil, Gas & Consumable Fuels	500,000		245,000
				4,158,320
Total Corporate Bonds and Notes
(Cost $15,490,977)				10,493,066

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Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*			Value

[m,n] Senior Floating Rate Interests
0.0%†
United States 0.0%†
[f] Erickson Air-Crane Inc., Purchase Price
Notes, 6.00%, 11/02/20	Aerospace & Defense	33,058			$23,363
FRAM Group Holdings Inc. (Autoparts
Holdings), Second Lien Term Loan, 11.00%,
1/29/18	Auto Components	129,582			112,251
[k] Turtle Bay Holdings LLC, Term Loan B, PIK,
3.375%, 6/30/17	Hotels, Restaurants & Leisure	636,149			629,787
Total Senior Floating Rate
Interests (Cost $764,640)					765,401

Foreign Government and Agency
Securities 22.9%
Argentina 0.5%
[o] Argentine Bonos del Tesoro, 18.20%,
10/03/21		162,822,000		ARS	10,600,736
Brazil 4.6%
Letra Tesouro Nacional,
Strip, 1/01/19		15,930	[p]	BRL	3,836,124
Strip, 7/01/19		67,460	[p]	BRL	15,416,059
Nota Do Tesouro Nacional,
10.00%, 1/01/21		98,935	[p]	BRL	29,017,527
10.00%, 1/01/23		19,000	[p]	BRL	5,469,676
10.00%, 1/01/25		61,720	[p]	BRL	17,572,788
10.00%, 1/01/27		1,390	[p]	BRL	389,918
[q] Index Linked, 6.00%, 8/15/22		3,450	[p]	BRL	3,124,935
[q] Index Linked, 6.00%, 5/15/45		15,735	[p]	BRL	14,629,961
senior note, 10.00%, 1/01/19		5,490	[p]	BRL	1,641,591
					91,098,579
Colombia 1.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21		689,000,000		COP	255,767
senior bond, 4.375%, 3/21/23		52,000,000		COP	16,661
senior bond, 9.85%, 6/28/27		83,000,000		COP	35,113
Titulos de Tesoreria,
B, 5.00%, 11/21/18		126,000,000		COP	42,487
B, 7.75%, 9/18/30		22,726,000,000		COP	8,323,068
senior bond, B, 11.25%, 10/24/18		736,000,000		COP	277,864
senior bond, B, 7.00%, 5/04/22		725,000,000		COP	255,435
senior bond, B, 10.00%, 7/24/24		1,630,000,000		COP	671,503
senior bond, B, 7.50%, 8/26/26		31,695,000,000		COP	11,369,792
senior bond, B, 6.00%, 4/28/28		5,961,000,000		COP	1,891,752
senior note, B, 7.00%, 9/11/19		481,000,000		COP	169,089
senior note, B, 11.00%, 7/24/20		677,000,000		COP	268,989
					23,577,520
El Salvador 0.0%†
[c] Government of El Salvador, 144A, 7.65%,
6/15/35		100,000			105,125

24 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Ghana 0.8%
Ghana Treasury Note, 24.25%, 6/11/18	3,060,000	GHS	$772,708
Government of Ghana,
26.00%, 6/05/17	2,070,000	GHS	528,851
23.00%, 8/21/17	29,760,000	GHS	7,463,822
22.49%, 4/23/18	50,000	GHS	12,386
23.47%, 5/21/18	5,050,000	GHS	1,268,870
19.04%, 9/24/18	3,220,000	GHS	756,173
24.50%, 10/22/18	6,021,000	GHS	1,534,140
24.50%, 4/22/19	3,310,000	GHS	840,083
24.50%, 5/27/19	270,000	GHS	69,275
24.50%, 6/21/21	280,000	GHS	73,050
senior note, 24.00%, 11/23/20	7,760,000	GHS	1,974,233
			15,293,591
India 1.5%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000	INR	4,674,855
senior bond, 8.35%, 5/14/22	89,100,000	INR	1,429,372
senior bond, 8.28%, 9/21/27	91,200,000	INR	1,491,884
senior bond, 8.60%, 6/02/28	313,200,000	INR	5,253,113
senior note, 7.28%, 6/03/19	11,700,000	INR	178,161
senior note, 8.12%, 12/10/20	226,800,000	INR	3,567,046
senior note, 7.16%, 5/20/23	56,000,000	INR	850,218
senior note, 8.83%, 11/25/23	756,500,000	INR	12,522,821
			29,967,470
Indonesia 3.3%
Government of Indonesia,
FR35, 12.90%, 6/15/22	21,458,000,000	IDR	2,112,753
FR43, 10.25%, 7/15/22	154,000,000	IDR	13,676
senior bond, 9.00%, 3/15/29	64,873,000,000	IDR	5,703,913
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000	IDR	155,551
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000	IDR	203,864
senior bond, FR44, 10.00%, 9/15/24	968,000,000	IDR	87,818
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000	IDR	6,376,521
senior bond, FR53, 8.25%, 7/15/21	72,142,000,000	IDR	5,846,921
senior bond, FR56, 8.375%, 9/15/26	155,145,000,000	IDR	12,987,203
senior bond, FR61, 7.00%, 5/15/22	3,631,000,000	IDR	280,303
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000	IDR	153,577
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000	IDR	31,428,712
			65,350,812
Malaysia 1.7%
Government of Malaysia,
senior bond, 3.814%, 2/15/17	2,570,000	MYR	624,674
senior bond, 4.24%, 2/07/18	29,311,000	MYR	7,240,111
senior bond, 3.26%, 3/01/18	2,871,000	MYR	700,377
senior note, 3.394%, 3/15/17	17,952,000	MYR	4,360,311
senior note, 4.012%, 9/15/17	83,012,000	MYR	20,355,855
senior note, 3.314%, 10/31/17	4,460,000	MYR	1,087,364
			34,368,692

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Mexico 3.8%
Government of Mexico,
7.25%, 12/15/16	5,296,820	[r]	MXN	$27,444,327
7.75%, 12/14/17	2,642,100	[r]	MXN	14,066,241
senior note, 8.50%, 12/13/18	5,970,000	[r]	MXN	32,679,651
senior note, M, 5.00%, 6/15/17	137,500	[r]	MXN	708,615
				74,898,834
Montenegro 0.2%
[c] Government of Montenegro, 144A, 5.375%,
5/20/19	3,320,000		EUR	3,912,511
Peru 0.1%
Government of Peru, senior bond, 7.84%,
8/12/20	6,988,000		PEN	2,300,899
Philippines 0.2%
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,000,000		PHP	21,520
senior note, 3.375%, 8/20/20	8,480,000		PHP	178,146
senior note, 3-21, 2.875%, 5/22/17	12,980,000		PHP	269,843
senior note, 5-72, 2.125%, 5/23/18	66,562,000		PHP	1,375,326
senior note, 7-51, 5.00%, 8/18/18	8,120,000		PHP	174,823
senior note, 7-56, 3.875%, 11/22/19	114,330,000		PHP	2,435,518
				4,455,176
Portugal 0.9%
[c] Government of Portugal, 144A, 5.125%,
10/15/24	18,670,000			18,556,673
Serbia 0.1%
Serbia Treasury Note,
8.00%, 10/02/16	172,050,000		RSD	1,572,280
10.00%, 10/17/16	1,600,000		RSD	14,664
10.00%, 12/19/16	1,600,000		RSD	14,824
10.00%, 11/21/18	1,430,000		RSD	14,461
				1,616,229
South Korea 1.4%
Korea Monetary Stabilization Bond,
senior note, 1.61%, 11/09/16	1,557,200,000		KRW	1,415,398
senior note, 2.07%, 12/02/16	1,492,400,000		KRW	1,357,806
senior note, 1.96%, 2/02/17	2,775,300,000		KRW	2,527,213
senior note, 1.70%, 8/02/17	793,800,000		KRW	723,464
senior note, 1.56%, 10/02/17	3,729,000,000		KRW	3,396,576
senior note, 1.49%, 2/02/18	1,879,400,000		KRW	1,711,660
Korea Treasury Bond,
senior note, 3.00%, 12/10/16	3,696,560,000		KRW	3,369,345
senior note, 2.00%, 12/10/17	2,708,000,000		KRW	2,479,723
senior note, 1.50%, 6/10/19	2,125,300,000		KRW	1,944,923
senior note, 2.00%, 3/10/21	8,058,200,000		KRW	7,548,210
senior note, 1.375%, 9/10/21	2,093,700,000		KRW	1,915,023
				28,389,341

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
		Amount*		Value

Foreign Government and Agency
Securities (continued)
Sri Lanka 0.2%
Government of Sri Lanka,
8.00%, 6/15/17		740,000	LKR	$4,966
10.60%, 7/01/19		24,210,000	LKR	164,774
10.60%, 9/15/19		9,170,000	LKR	62,408
8.00%, 11/01/19		740,000	LKR	4,694
A, 7.50%, 8/15/18		5,920,000	LKR	38,325
A, 8.00%, 11/15/18		22,960,000	LKR	149,203
A, 9.00%, 5/01/21		220,400,000	LKR	1,399,497
C, 8.50%, 4/01/18		249,010,000	LKR	1,653,468
				3,477,335
[s] Supranational 0.2%
Inter-American Development Bank, senior
note, 7.50%, 12/05/24		60,000,000	MXN	3,405,776
Ukraine 1.5%
[c] Government of Ukraine,
144A, 7.75%, 9/01/23		2,992,000		2,885,036
144A, 7.75%, 9/01/24		5,992,000		5,737,490
144A, 7.75%, 9/01/25		5,992,000		5,713,911
144A, 7.75%, 9/01/26		5,992,000		5,683,712
144A, 7.75%, 9/01/27		5,890,000		5,566,933
[a,t] 144A, VRI, GDP Linked Securities,
5/31/40	.	12,038,000		3,907,776
				29,494,858
Uruguay 0.6%
[u] Government of Uruguay,
Index Linked, 4.25%, 4/05/27		19,419,046	UYU	628,426
senior bond, Index Linked, 5.00%,
9/14/18	.	16,179,370	UYU	565,354
senior bond, Index Linked, 4.375%,
12/15/28	.	43,798,016	UYU	1,417,336
senior bond, Index Linked, 4.00%,
7/10/30	.	355,707	UYU	10,933
senior bond, Index Linked, 3.70%,
6/26/37	.	5,608,699	UYU	162,780
Uruguay Notas del Tesoro,
11.00%, 3/21/17		70,000	UYU	2,431
7, 13.25%, 4/08/18		10,830,000	UYU	374,367
[u] 10, Index Linked, 4.25%, 1/05/17		418,380	UYU	14,653
[u] 13, Index Linked, 4.00%, 5/25/25		313,785	UYU	10,069
[u] 18, Index Linked, 2.25%, 8/23/17		2,231,360	UYU	76,079
senior note, 13.90%, 7/29/20		213,308,000	UYU	7,394,977
Uruguay Treasury Bill,
Strip, 11/03/16		370,000	UYU	12,825
Strip, 4/03/17		230,000	UYU	7,521
Strip, 5/19/17		25,570,000	UYU	821,842
				11,499,593

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Semiannual Report 27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
		Amount*			Value
Foreign Government and Agency
Securities (continued)
Zambia 0.1%
[c] Government of Zambia International Bond,
144A, 8.50%, 4/14/24		3,100,000			$3,050,912
Total Foreign Government and
Agency Securities
(Cost $469,521,851)					455,420,662

	Industry	Shares
Escrows and Litigation Trusts
(Cost $—) 0.0%
United States 0.0%
[a,f] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000			—
Total Investments before Short
Term Investments
(Cost $1,896,996,596)					1,807,059,516

		Principal
		Amount*
Short Term Investments 8.9%
Foreign Government and Agency
Securities 4.2%
Malaysia 3.1%
[v] Bank of Negara Monetary Note, 10/06/16 -
7/20/17		253,540,000		MYR	60,348,324
[v] Malaysia Treasury Bill, 1/20/17 - 3/10/17		2,360,000		MYR	565,547
					60,913,871
Mexico 0.9%
[v] Mexico Treasury Bill, 10/13/16 - 7/20/17		36,927,110	[w]	MXN	18,837,997
Philippines 0.2%
[v] Philippine Treasury Bill, 11/02/16 - 9/27/17		155,200,000		PHP	3,198,523
South Korea 0.0%†
Korea Monetary Stabilization Bond,
senior note, 1.53%, 10/08/16		35,200,000		KRW	31,985
senior note, 1.57%, 1/09/17		190,400,000		KRW	173,129
					205,114
Total Foreign Government and
Agency Securities
(Cost $87,130,721)					83,155,505
Total Investments before Money
Market Funds
(Cost $1,984,127,317)					1,890,215,021

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TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Shares	Value
Money Market Funds
(Cost $93,201,860) 4.7%
United States 4.7%
[a,x] Institutional Fiduciary Trust Money Market
Portfolio.	93,201,860	$93,201,860
Total Investments
(Cost $2,077,329,177) 99.8%		1,983,416,881
Other Assets, less Liabilities
0.2%		3,854,927
Net Assets 100.0%.		$1,987,271,808

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity purchased on a delayed delivery basis. See Note 1(c).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the aggregate value of these securities was $116,284,390, representing 5.9% of net assets.
dSee Note 9 regarding restricted securities.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2016, the aggregate value of this security was $13,658,260, representing 0.7% of net assets.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2016, the aggregate value of these securities was $302,632, representing less than 0.1% of net assets.
gThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
hAt September 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
iSee Note 1(f) regarding equity-linked securities.
jSee Note 7 regarding defaulted securities.
kIncome may be received in additional securities and/or cash.
lSee Note 1(e) regarding loan participation notes.
mThe coupon rate shown represents the rate at period end.
nSee Note 1(i) regarding senior floating rate interests.
oSecurity purchased on a when-issued basis. See Note 1(c).
pPrincipal amount is stated in 1,000 Brazilian Real Units.
qRedemption price at maturity is adjusted for inflation. See Note 1(k).
rPrincipalamountisstatedin100MexicanPesoUnits.
sA supranational organization is an entity formed by two or more central governments through international treaties.
tThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
uPrincipal amount of security is adjusted for inflation. See Note 1(k).
vThe security was issued on a discount basis with no stated coupon rate.
wPrincipal amount is stated in 10 Mexican Peso Units.
xSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	1,290,389,000	$1,911,185	10/03/16	$50,497	$—
Chilean Peso	DBAB	Sell	1,290,389,000	1,950,701	10/03/16	—	(10,981)
Chilean Peso	MSCO	Buy	514,245,000	757,189	10/03/16	24,579	—
Chilean Peso	MSCO	Sell	514,245,000	775,049	10/03/16	—	(6,720)
Euro	DBAB	Buy	1,423,720	1,601,685	10/03/16	—	(1,479)
Euro	DBAB	Sell	1,423,720	1,613,929	10/03/16	13,723	—
Euro	BZWS	Sell	943,744	1,052,709	10/06/16	—	(8,175)
Euro	CITI	Buy	6,170,000	6,905,433	10/06/16	30,402	—
Euro	CITI	Sell	6,170,000	6,910,863	10/06/16	—	(24,972)
Euro	HSBK	Sell	3,767,000	4,221,157	10/06/16	—	(13,412)
Japanese Yen	JPHQ	Sell	304,225,000	2,744,871	10/06/16	—	(257,173)
Japanese Yen	DBAB	Sell	4,919,230,800	41,298,164	10/07/16	—	(7,246,071)
Japanese Yen	JPHQ	Sell	304,225,000	2,553,380	10/07/16	—	(448,791)
Chilean Peso	JPHQ	Buy	186,609,000	277,899	10/11/16	5,592	—
Chilean Peso	MSCO	Buy	279,833,000	416,772	10/11/16	8,341	—
Ghanaian Cedi	BZWS	Buy	6,568	1,535	10/11/16	110	—
Japanese Yen	HSBK	Sell	605,200,000	5,092,776	10/11/16	—	(880,504)
Chilean Peso	DBAB	Buy	127,112,750	190,104	10/12/16	2,985	—
Japanese Yen	BZWS	Sell	306,400,000	2,579,016	10/13/16	—	(445,385)
Japanese Yen	DBAB	Sell	302,200,000	2,544,414	10/13/16	—	(438,530)
Chilean Peso	DBAB	Buy	127,112,750	191,147	10/14/16	1,908	—
Chilean Peso	JPHQ	Buy	430,475,000	636,402	10/17/16	17,220	—
Chilean Peso	MSCO	Buy	758,240,000	1,120,331	10/17/16	30,960	—
Chilean Peso	DBAB	Buy	374,920,000	563,789	10/18/16	5,429	—
Euro	DBAB	Sell	292,125	325,597	10/18/16	—	(2,976)
Euro	GSCO	Sell	15,040,000	16,765,840	10/18/16	—	(150,665)
Indian Rupee	JPHQ	Buy	38,898,000	574,046	10/18/16	8,788	—
Euro	BZWS	Sell	8,857,000	9,872,499	10/19/16	—	(90,044)
Chilean Peso	DBAB	Buy	318,387,000	469,701	10/20/16	13,603	—
Indian Rupee	DBAB	Buy	115,951,000	1,705,500	10/20/16	31,340	—
Chilean Peso	DBAB	Buy	326,303,000	482,911	10/24/16	12,237	—
Euro	JPHQ	Sell	158,685,923	175,482,828	10/24/16	—	(3,053,202)
Chilean Peso	DBAB	Buy	175,349,000	266,245	10/25/16	—	(185)
Chilean Peso	JPHQ	Buy	128,025,000	195,369	10/25/16	—	(1,114)
Indian Rupee	DBAB	Buy	18,126,000	265,988	10/25/16	5,317	—
Indian Rupee	DBAB	Buy	40,869,000	599,446	10/27/16	12,083	—
Chilean Peso	DBAB	Buy	2,119,847,000	3,196,231	10/28/16	19,408	—
Chilean Peso	MSCO	Buy	691,135,000	1,038,270	10/28/16	10,127	—
Indian Rupee	DBAB	Buy	31,223,000	457,874	10/28/16	9,249	—
Indian Rupee	HSBK	Buy	26,015,000	381,585	10/28/16	7,622	—
Indian Rupee	JPHQ	Buy	93,886,000	1,377,917	10/28/16	26,699	—
Euro	BZWS	Sell	587,300	659,406	10/31/16	—	(1,578)
Euro	DBAB	Sell	13,855,751	15,377,279	10/31/16	—	(216,848)
Euro	JPHQ	Sell	3,768,000	4,194,877	11/01/16	—	(46,051)
South Korean Won	HSBK	Sell	1,860,000,000	1,610,878	11/02/16	—	(78,730)
Euro	DBAB	Sell	1,423,720	1,603,678	11/03/16	1,126	—
Euro	BZWS	Sell	943,744	1,062,785	11/04/16	452	—
Euro	CITI	Sell	3,767,000	4,240,587	11/04/16	233	—

30 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	84,184	$93,764	11/04/16	$—	$(998)
Chilean Peso	MSCO	Buy	279,822,000	422,277	11/07/16	1,834	—
Euro	DBAB	Sell	4,349,000	4,810,211	11/07/16	—	(85,915)
Indian Rupee	HSBK	Buy	19,369,500	285,552	11/07/16	3,784	—
Japanese Yen	BZWS	Sell	2,840,000,000	26,340,807	11/07/16	—	(1,721,363)
Chilean Peso	DBAB	Buy	1,164,739,000	1,755,182	11/08/16	10,002	—
Euro	DBAB	Sell	177,411	198,399	11/08/16	—	(1,340)
Indian Rupee	DBAB	Buy	34,623,500	510,673	11/08/16	6,443	—
Chilean Peso	DBAB	Buy	167,813,000	252,883	11/09/16	1,420	—
Euro	DBAB	Sell	10,704,000	11,769,048	11/09/16	—	(282,618)
Indian Rupee	JPHQ	Buy	13,818,000	204,366	11/09/16	1,980	—
Indian Rupee	DBAB	Buy	9,032,000	133,373	11/10/16	1,482	—
Chilean Peso	MSCO	Buy	866,360,000	1,325,561	11/14/16	—	(13,232)
Euro	DBAB	Sell	891,053	993,230	11/14/16	—	(10,227)
Euro	GSCO	Sell	4,960,000	5,565,914	11/14/16	—	(19,780)
Euro	JPHQ	Sell	40,000,000	43,228,600	11/14/16	—	(1,817,315)
Euro	BZWS	Sell	2,176,000	2,436,141	11/15/16	—	(14,464)
Euro	CITI	Sell	38,305,000	42,954,461	11/15/16	—	(184,510)
Euro	JPHQ	Sell	8,857,000	9,918,511	11/15/16	—	(56,214)
Euro	BZWS	Sell	10,571,000	11,462,770	11/16/16	—	(442,775)
Indian Rupee	DBAB	Buy	62,182,000	916,868	11/16/16	10,692	—
Indian Rupee	HSBK	Buy	91,720,000	1,355,059	11/16/16	13,116	—
Japanese Yen	MSCO	Sell	100,400,000	827,120	11/16/16	—	(165,297)
Chilean Peso	DBAB	Buy	823,292,750	1,260,785	11/17/16	—	(14,005)
Japanese Yen	DBAB	Sell	166,350,000	1,369,846	11/18/16	—	(274,595)
Euro	DBAB	Sell	200,000	215,810	11/21/16	—	(9,488)
Euro	GSCO	Sell	1,220,000	1,380,820	11/21/16	6,502	—
Euro	UBSW	Sell	433,000	490,067	11/21/16	2,297	—
Japanese Yen	CITI	Sell	437,203,000	3,796,314	11/21/16	—	(526,150)
Chilean Peso	JPHQ	Buy	236,445,000	356,764	11/22/16	1,156	—
Euro	JPHQ	Sell	3,894,476	4,427,268	11/22/16	39,985	—
Indian Rupee	JPHQ	Buy	77,306,000	1,142,777	11/23/16	9,136	—
Chilean Peso	DBAB	Buy	194,941,000	289,123	11/25/16	5,896	—
Euro	GSCO	Sell	292,956	332,303	11/25/16	2,233	—
Euro	JPHQ	Sell	8,901,000	10,122,751	11/25/16	94,111	—
Japanese Yen	HSBK	Sell	43,408,000	399,117	11/25/16	—	(30,111)
South Korean Won	HSBK	Sell	4,163,000,000	3,492,450	11/25/16	—	(288,590)
Euro	SCNY	Sell	2,984,696	3,375,249	11/28/16	11,992	—
Japanese Yen	BOFA	Sell	366,311,000	3,353,360	11/28/16	—	(269,243)
Japanese Yen	SCNY	Sell	312,386,000	2,865,992	11/28/16	—	(223,324)
Chilean Peso	CITI	Buy	882,191,000	1,323,617	11/30/16	10,911	—
Euro	SCNY	Sell	3,768,000	4,269,351	11/30/16	23,028	—
Indian Rupee	JPHQ	Buy	39,418,000	581,086	11/30/16	5,637	—
South Korean Won	HSBK	Sell	5,024,000,000	4,239,663	12/02/16	—	(323,224)
Chilean Peso	DBAB	Buy	482,020,000	703,627	12/06/16	25,176	—
South Korean Won	GSCO	Sell	5,211,000,000	4,681,310	12/07/16	—	(51,359)
Australian Dollar	JPHQ	Sell	6,722,000	4,783,906	12/12/16	—	(353,485)
Chilean Peso	DBAB	Buy	579,802,750	870,183	12/12/16	6,022	—
Japanese Yen	CITI	Sell	62,440,000	588,205	12/12/16	—	(29,806)

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Semiannual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	9,918,000	$7,318,641	12/13/16	$—	$(261,165)
Japanese Yen	DBAB	Sell	30,500,000	288,285	12/13/16	—	(13,612)
Japanese Yen	HSBK	Sell	92,070,000	869,405	12/13/16	—	(41,929)
Japanese Yen	JPHQ	Sell	85,300,000	805,146	12/13/16	—	(39,177)
Australian Dollar	CITI	Sell	6,685,000	4,934,332	12/14/16	—	(174,543)
Australian Dollar	JPHQ	Sell	3,341,000	2,391,755	12/14/16	—	(161,536)
Indian Rupee	CITI	Buy	15,811,000	235,915	12/14/16	—	(1,056)
Indian Rupee	DBAB	Buy	58,856,000	876,877	12/14/16	—	(2,623)
Euro	BOFA	Sell	7,619,000	8,594,537	12/15/16	1,445	—
Euro	DBAB	Sell	79,650	89,849	12/15/16	16	—
Australian Dollar	CITI	Sell	3,467,200	2,546,012	12/16/16	—	(103,602)
Japanese Yen	HSBK	Sell	618,650,000	5,877,351	12/16/16	—	(247,341)
Australian Dollar	CITI	Sell	6,989,400	5,128,892	12/20/16	—	(211,870)
Euro	GSCO	Sell	95,745	107,780	12/27/16	—	(275)
Euro	JPHQ	Sell	1,685,713	1,896,545	12/29/16	—	(6,116)
Japanese Yen	DBAB	Sell	160,839,000	1,595,198	1/10/17	730	—
Japanese Yen	GSCO	Sell	228,991,000	1,954,582	1/10/17	—	(315,506)
Japanese Yen	JPHQ	Sell	304,225,000	3,018,105	1/10/17	2,189	—
Japanese Yen	JPHQ	Sell	304,225,000	2,587,145	1/10/17	—	(428,770)
Japanese Yen	BZWS	Sell	86,450,000	865,634	1/11/17	8,578	—
Euro	DBAB	Sell	84,250	92,780	1/12/17	—	(2,373)
Japanese Yen	CITI	Sell	63,300,000	543,600	1/17/17	—	(84,123)
Japanese Yen	SCNY	Sell	189,880,000	1,625,699	1/17/17	—	(257,272)
Euro	DBAB	Sell	19,005,000	20,995,204	1/19/17	—	(476,158)
Euro	JPHQ	Sell	8,818,000	9,765,979	1/19/17	—	(196,371)
Japanese Yen	HSBK	Sell	209,990,000	2,002,575	1/19/17	—	(80,011)
Japanese Yen	SCNY	Sell	260,930,000	2,490,800	1/19/17	—	(96,985)
Japanese Yen	DBAB	Sell	63,500,000	550,141	1/23/17	—	(79,739)
Japanese Yen	GSCO	Sell	254,830,000	2,175,385	1/27/17	—	(352,835)
Japanese Yen	HSBK	Sell	313,645,839	2,678,444	1/31/17	—	(433,873)
Philippine Peso	DBAB	Buy	250,523,410	5,062,818	1/31/17	79,429	—
Euro	DBAB	Sell	5,030,000	5,549,700	2/03/17	—	(136,938)
Euro	BZWS	Sell	1,882,000	2,132,541	2/08/17	4,373	—
Japanese Yen	JPHQ	Sell	209,300,000	1,808,496	2/08/17	—	(269,160)
Japanese Yen	SCNY	Sell	209,310,000	1,812,490	2/08/17	—	(265,265)
Japanese Yen	BZWS	Sell	209,340,000	1,815,218	2/09/17	—	(262,931)
Japanese Yen	JPHQ	Sell	209,790,000	1,814,730	2/09/17	—	(267,887)
Euro	DBAB	Sell	288,562	325,014	2/10/17	—	(1,323)
Japanese Yen	CITI	Sell	255,214,000	2,507,777	2/10/17	—	(25,886)
Euro	DBAB	Sell	16,570,000	18,636,279	2/23/17	—	(113,880)
Japanese Yen	HSBK	Sell	253,342,000	2,287,698	2/27/17	—	(229,353)
Japanese Yen	BZWS	Sell	302,200,000	2,980,364	2/28/17	—	(22,249)
Japanese Yen	JPHQ	Sell	126,519,000	1,247,845	2/28/17	—	(9,229)
Mexican Peso	CITI	Buy	197,094,000	10,793,757	3/09/17	—	(810,264)
Mexican Peso	CITI	Buy	177,301,000	9,615,022	3/10/17	—	(635,125)
Australian Dollar	CITI	Sell	6,641,000	5,074,853	3/13/17	9,814	—
Australian Dollar	JPHQ	Sell	17,500,000	12,757,500	3/17/17	—	(588,413)
Australian Dollar	JPHQ	Sell	29,027,000	21,340,650	3/20/17	—	(794,533)
Japanese Yen	BZWS	Sell	312,460,000	3,071,766	3/21/17	—	(35,800)

32 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBK	Sell	4,145,000,000	$3,702,050	3/27/17	$—	$(62,449)
South Korean Won	HSBK	Sell	4,165,000,000	3,759,534	3/28/17	—	(23,131)
Japanese Yen	JPHQ	Sell	59,426,000	530,608	3/31/17	—	(60,689)
South Korean Won	HSBK	Sell	5,535,000,000	4,855,902	4/25/17	—	(170,319)
South Korean Won	HSBK	Sell	1,542,000,000	1,345,608	4/26/17	—	(54,643)
Euro	DBAB	Sell	872,000	978,803	5/18/17	—	(11,794)
Japanese Yen	BOFA	Sell	540,647,250	5,042,411	5/18/17	—	(349,928)
Japanese Yen	CITI	Sell	540,354,900	5,037,217	5/18/17	—	(352,205)
Japanese Yen	BOFA	Sell	539,529,250	5,011,883	5/19/17	—	(369,572)
Japanese Yen	HSBK	Sell	541,429,400	5,029,535	5/19/17	—	(370,873)
Japanese Yen	BOFA	Sell	540,995,000	5,006,645	5/22/17	—	(390,234)
Japanese Yen	JPHQ	Sell	149,426,000	1,387,286	5/22/17	—	(103,363)
Japanese Yen	CITI	Sell	64,869,000	622,191	6/16/17	—	(25,736)
Japanese Yen	JPHQ	Sell	36,000,000	345,147	6/16/17	—	(14,430)
Japanese Yen	DBAB	Sell	617,700,000	5,914,571	6/19/17	—	(256,085)
Japanese Yen	CITI	Sell	487,440,000	4,749,141	6/20/17	—	(120,494)
Japanese Yen	DBAB	Sell	618,770,000	6,012,145	6/22/17	—	(170,121)
Philippine Peso	DBAB	Buy	85,018,660	1,786,031	6/30/17	—	(50,919)
Philippine Peso	JPHQ	Buy	83,694,000	1,761,274	7/03/17	—	(53,508)
Japanese Yen	BZWS	Sell	291,270,000	2,804,327	7/31/17	—	(111,614)
Japanese Yen	DBAB	Sell	242,274,032	2,333,732	7/31/17	—	(91,705)
Japanese Yen	DBAB	Sell	284,714,000	2,882,888	8/18/17	29,946	—
Japanese Yen	HSBK	Sell	547,340,000	5,551,116	8/22/17	65,436	—
Japanese Yen	JPHQ	Sell	385,615,000	3,911,161	8/22/17	46,359	—
Japanese Yen	BZWS	Sell	127,736,000	1,293,248	8/24/17	12,890	—
Japanese Yen	DBAB	Sell	126,234,000	1,279,900	8/24/17	14,598	—
Japanese Yen	JPHQ	Sell	254,671,000	2,577,837	8/28/17	24,628	—
Japanese Yen	DBAB	Sell	228,669,000	2,320,535	8/30/17	27,773	—
Japanese Yen	JPHQ	Sell	227,544,000	2,304,476	8/30/17	22,994	—
Japanese Yen	HSBK	Sell	420,281,000	4,173,595	9/01/17	—	(40,808)
Total Forward Exchange Contracts						$996,063	$(32,424,731)
Net unrealized appreciation (depreciation)							$(31,428,668)

At September 30, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$43,150,000	10/17/17	$—	$(107,753)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	1,690,000	10/04/23	—	(189,825)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	1,690,000	10/04/23	—	(192,290)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	1,690,000	10/07/23	—	(188,515)

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Semiannual Report 33

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	$21,800,000	1/22/25	$—	$(988,371)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	27,250,000	1/23/25	—	(1,355,901)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	16,080,000	1/27/25	—	(802,875)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	4,020,000	1/29/25	—	(188,438)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	3,400,000	1/30/25	—	(160,044)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	5,360,000	2/03/25	—	(197,274)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.982%	LCH	46,520,000	10/20/25	—	(2,639,006)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	820,000	10/04/43	—	(368,588)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	820,000	10/04/43	—	(372,145)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	820,000	10/07/43	—	(369,750)
Total Interest Rate Swap Contracts				$—	$(8,120,775)
Net unrealized appreciation (depreciation)					$(8,120,775)

See Abbreviations on page 53.

34 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
September 30, 2016 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,984,127,317
Cost - Non-controlled affiliates (Note 3f)	93,201,860
Total cost of investments	$2,077,329,177
Value - Unaffiliated issuers	$1,890,215,021
Value - Non-controlled affiliates (Note 3f)	93,201,860
Total value of investments	1,983,416,881
Cash.	110,711
Foreign currency, at value (cost $1,112,134)	1,112,249
Receivables:
Investment securities sold	12,578,184
Capital shares sold	929,494
Dividends and interest	11,821,433
European Union tax reclaims	69,594
Due from brokers	39,797,563
Variation margin	661,269
Unrealized appreciation on OTC forward exchange contracts	996,063
Other assets	670
Total assets	2,051,494,111
Liabilities:
Payables:
Investment securities purchased	20,006,140
Capital shares redeemed	7,429,480
Management fees	1,171,161
Distribution fees	1,378,082
Transfer agent fees	502,991
Unrealized depreciation on OTC forward exchange contracts	32,424,731
Deferred tax.	990,873
Accrued expenses and other liabilities.	318,845
Total liabilities	64,222,303
Net assets, at value	$1,987,271,808
Net assets consist of:
Paid-in capital	$2,178,467,681
Undistributed net investment income	66,966,317
Net unrealized appreciation (depreciation)	(134,564,728)
Accumulated net realized gain (loss)	(123,597,462)
Net assets, at value	$1,987,271,808

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Class A:
Net assets, at value	$833,957,462
Shares outstanding.	299,015,564
Net asset value per share[a]	$2.79
Maximum offering price per share (net asset value per share ÷ 94.25%)	$2.96
Class A1:
Net assets, at value	$328,357,999
Shares outstanding.	117,608,700
Net asset value per share[a]	$2.79
Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.91
Class C:
Net assets, at value	$374,083,289
Shares outstanding.	134,936,808
Net asset value and maximum offering price per share[a]	$2.77
Class C1:
Net assets, at value	$210,048,084
Shares outstanding.	75,354,597
Net asset value and maximum offering price per share[a]	$2.79
Class R:
Net assets, at value	$5,603,042
Shares outstanding.	2,004,665
Net asset value and maximum offering price per share	$2.80
Class R6:
Net assets, at value	$1,768,592
Shares outstanding.	632,609
Net asset value and maximum offering price per share	$2.80
Advisor Class:
Net assets, at value	$233,453,340
Shares outstanding.	83,319,619
Net asset value and maximum offering price per share	$2.80

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the six months ended September 30, 2016 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends (net of foreign taxes of $3,532,685)	$33,270,957
Interest (net of foreign taxes of $467,383)	20,968,586
Income from securities loaned (net of fees and rebates)	291,072
Other income	27,709
Total investment income	54,558,324
Expenses:
Management fees (Note 3a)	7,722,900
Distribution fees: (Note 3c)
Class A	1,149,354
Class A1	435,019
Class C	2,070,539
Class C1	720,933
Class R	15,926
Transfer agent fees: (Note 3e)
Class A	576,116
Class A1	218,988
Class C	265,140
Class C1	138,983
Class R	3,991
Class R6	173
Advisor Class	164,427
Custodian fees (Note 4)	255,394
Reports to shareholders	136,088
Registration and filing fees.	113,647
Professional fees	84,865
Trustees’ fees and expenses	66,591
Other	60,483
Total expenses	14,199,557
Expense reductions (Note 4)	(6,227)
Expenses waived/paid by affiliates (Note 3f and 3g)	(102,831)
Net expenses	14,090,499
Net investment income.	40,467,825
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(76,916,803)
Foreign currency transactions.	(22,421,631)
Swap contracts	(976,323)
Net realized gain (loss)	(100,314,757)
Net change in unrealized appreciation (depreciation) on:
Investments	121,278,061
Translation of other assets and liabilities
denominated in foreign currencies	5,884,093
Swap contracts	(1,876,348)
Change in deferred taxes on unrealized appreciation	(499,707)
Net change in unrealized appreciation (depreciation)	124,786,099
Net realized and unrealized gain (loss)	24,471,342
Net increase (decrease) in net assets resulting from operations	$64,939,167

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended
	September 30, 2016	Year Ended
	(unaudited)	March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$40,467,825	$65,166,285
Net realized gain (loss)	(100,314,757)	137,370,875
Net change in unrealized appreciation (depreciation)	124,786,099	(443,557,889)
Net increase (decrease) in net assets resulting from operations	64,939,167	(241,020,729)
Distributions to shareholders from:
Net investment income:
Class A	(4,650,483)	(35,015,294)
Class A1	(1,759,915)	(13,444,726)
Class C	(687,500)	(13,468,496)
Class C1	(703,902)	(7,562,234)
Class R	(23,952)	(195,409)
Class R6	(12,836)	(29,094)
Advisor Class.	(1,772,584)	(13,365,698)
Net realized gains:
Class A	—	(29,395,257)
Class A1	—	(11,145,626)
Class C	—	(14,351,472)
Class C1	—	(7,044,397)
Class R	—	(184,044)
Class R6	—	(29,030)
Advisor Class.	—	(10,349,144)
Total distributions to shareholders	(9,611,172)	(155,579,921)
Capital share transactions: (Note 2)
Class A	(177,501,957)	31,532,036
Class A1	(50,779,265)	(37,675,817)
Class C	(101,360,508)	35,379,162
Class C1	(29,453,293)	(24,806,317)
Class R	(1,073,990)	1,100,658
Class R6	643,989	559,968
Advisor Class.	(72,243,545)	(48,104,065)
Total capital share transactions	(431,768,569)	(42,014,375)
Net increase (decrease) in net assets	(376,440,574)	(438,615,025)
Net assets:
Beginning of period	2,363,712,382	2,802,327,407
End of period	$1,987,271,808	$2,363,712,382
Undistributed net investment income included in net assets:
End of period	$66,966,317	$36,109,664

38 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

                                          TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements (unaudited)

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Fund’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers

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Semiannual Report 39

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

40 Semiannual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required

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Semiannual Report 41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At September 30, 2016, the Fund had no securities on loan.

h. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At September 30, 2016, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

42 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2016, the net assets of the FT Subsidiary were $5,505,699, representing 0.3% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the consolidated financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

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Semiannual Report 43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S.
GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets and

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	12,232,415	$33,474,354	100,914,333	$301,467,863
Shares issued in reinvestment of distributions	1,701,647	4,514,901	21,595,075	61,355,083
Shares redeemed	(78,511,734)	(215,491,212)	(115,694,596)	(331,290,910)
Net increase (decrease)	(64,577,672)	$(177,501,957)	6,814,812	$31,532,036
Class A1 Shares:
Shares sold	1,420,786	$3,904,743	4,966,226	$14,693,174
Shares issued in reinvestment of distributions	629,820	1,671,667	8,180,308	23,324,987
Shares redeemed	(20,538,393)	(56,355,675)	(26,316,531)	(75,693,978)
Net increase (decrease)	(18,487,787)	$(50,779,265)	(13,169,997)	$(37,675,817)
Class C Shares:
Shares sold	4,306,493	$11,745,898	57,619,439	$173,369,154
Shares issued in reinvestment of distributions	240,879	635,920	9,067,294	25,605,937
Shares redeemed	(41,703,392)	(113,742,326)	(57,524,663)	(163,595,929)
Net increase (decrease)	(37,156,020)	$(101,360,508)	9,162,070	$35,379,162

44 Semiannual Report

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		TEMPLETON GLOBAL INVESTMENT TRUST
	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Six Months Ended		Year Ended
	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Class C1 Shares:
Shares sold	487,910	$1,334,949	2,008,579	$5,961,461
Shares issued in reinvestment of distributions	241,468	639,890	4,653,334	13,219,451
Shares redeemed	(11,470,179)	(31,428,132)	(15,322,615)	(43,987,229)
Net increase (decrease)	(10,740,801)	$(29,453,293)	(8,660,702)	$(24,806,317)
Class R Shares:
Shares sold	575,128	$1,579,526	896,012	$2,680,383
Shares issued in reinvestment of distributions	6,029	15,976	84,872	241,607
Shares redeemed	(962,890)	(2,669,492)	(619,684)	(1,821,332)
Net increase (decrease)	(381,733)	$(1,073,990)	361,200	$1,100,658
Class R6 Shares:
Shares sold	327,223	$906,038	291,404	$850,215
Shares issued in reinvestment of distributions	4,809	12,836	20,526	58,124
Shares redeemed	(98,695)	(274,885)	(122,823)	(348,371)
Net increase (decrease)	233,337	$643,989	189,107	$559,968
Advisor Class Shares:
Shares sold	16,030,805	$44,387,807	40,587,714	$122,422,298
Shares issued in reinvestment of distributions	573,751	1,533,970	7,247,637	20,700,862
Shares redeemed	(42,850,367)	(118,165,322)	(67,339,602)	(191,227,225)
Net increase (decrease)	(26,245,811)	$(72,243,545)	(19,504,251)	$(48,104,065)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 45

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the period ended September 30, 2016, the annualized effective investment management fee rate was 0.706% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$91,497
CDSC retained	$28,429

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2016, the Fund paid transfer agent fees of $1,367,818, of which $501,082 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended September 30, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	48,343,435	400,883,665	(356,025,240)	93,201,860	$93,201,860	$–	$–	0.6%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred post-October capital losses of $10,723,563.

At September 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$2,090,243,405

Unrealized appreciation	$175,786,513
Unrealized depreciation	(282,613,037)
Net unrealized appreciation (depreciation)	$(106,826,524)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2016, aggregated $197,362,460 and $711,336,058, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2016, the Fund had 8.7% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2016, the aggregate value of these securities was $1,239,435, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

48 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Date	Cost	Value
4,441	[a]Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087	[a]Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002	[a]Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
	Total Restricted Securities (Value is —% of Net Assets)		$910,191	$—

[a]The Fund also invests in unrestricted securities of the issuer, valued at $2,132,709 as of September 30, 2016.

10. Other Derivative Information

At September 30, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of		Consolidated Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$8,120,775	[a]
Foreign exchange contracts	Unrealized appreciation on OTC	996,063	Unrealized depreciation on OTC	32,424,731
	forward exchange contracts		forward exchange contracts
Value recovery instruments	Investments in securities, at value	3,907,776
Totals		$4,903,839		$40,545,506
[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the
variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended September 30, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts		Net Realized		Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss) for	Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts.	Swap contracts	$(976,323)	Swap contracts	$(1,876,348)
Foreign exchange contracts	Foreign currency transactions	(21,961,368)[a]	Translation of other assets	6,224,897 [a]
			and liabilities denominated
			in foreign currencies
Value recovery instruments	Investments	—	Investments	(100,336)
Totals		$(22,937,691)		$4,248,213

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the period ended September 30, 2016, the average month end fair value of derivatives represented 2.1% of average month end net assets. The average month end number of open derivatives contracts for the period was 205.

franklintempleton.com Semiannual Report 49

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

10. Other Derivative Information (continued)

At September 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$996,063	$32,424,731

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and
Liabilities.

At September 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BOFA	$1,445	$(1,445)	$—	$—	$—
BZWS	26,403	(26,403)	—	—	—
CITI	51,360	(51,360)	—	—	—
DBAB	398,530	(398,530)	—	—	—
GSCO	8,735	(8,735)	—	—	—
HSBK	89,958	(89,958)	—	—	—
JPHQ	306,473	(306,473)	—	—	—
MSCO	75,842	(75,842)	—	—	—
SCNY	35,020	(35,020)	—	—	—
UBSW	2,297	—	—	—	2,297
Total	$996,063	$(993,766)	$—	$—	$2,297

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of	Financial	Financial
	Liabilities Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$1,378,977	$(1,445)	$—	$(1,377,532)	$—
BZWS	3,156,379	(26,403)	—	(3,129,976)	—
CITI	3,310,340	(51,360)	—	(3,258,980)	—
DBAB	10,003,528	(398,530)	—	(9,604,998)	—
GSCO	890,420	(8,735)	—	(881,685)	—
HSBK	3,369,301	(89,958)	—	(3,279,343)	—
JPHQ	9,287,692	(306,473)	—	(8,935,000)	46,219
MSCO	185,249	(75,842)	—	(109,407)	—
SCNY	842,845	(35,020)	—	(807,825)	—
UBSW	—	—	—	—	—
	$32,424,731	$(993,766)	$—	$(31,384,746)	$46,219

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 53.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended September 30, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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Semiannual Report 51

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

12. Fair Value Measurements (continued)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United States	$270,533,187	$279,270	$5,508,383	$276,320,840
All Other Equity Investments[b]	1,021,482,469	—	—[c]	1,021,482,469
Equity-Linked Securities	—	42,577,078	—	42,577,078
Corporate Bonds and Notes	—	10,493,066	—	10,493,066
Senior Floating Rate Interests	—	742,038	23,363	765,401
Foreign Government and Agency Securities	—	455,420,662	—	455,420,662
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	93,201,860	83,155,505	—	176,357,365
Total Investments in Securities	$1,385,217,516	$592,667,619	$5,531,746	$1,983,416,881

Other Financial Instruments:
Forward Exchange Contracts	$—	$996,063	$—	$996,063

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$32,424,731	$—	$32,424,731
Swap Contracts.	—	8,120,775	—	8,120,775
Total Other Financial Instruments	$—	$40,545,506	$—	$40,545,506

[a]Includes common and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at September 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

52 Semiannual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBA	British Bankers Association
CITI	Citigroup N.A.	COP	Colombian Peso	GDP	Gross Domestic Product
CME	Chicago Mercantile Exchange	EUR	Euro	GDR	Global Depositary Receipt
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	INR	Indian Rupee	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase Bank, N.A.	KRW	South Korean Won
LCH	LCH Clearnet LLC	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co., Inc.	MXN	Mexican Peso
SCNY	Standard Chartered Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		RSD	Serbian Dinar
		USD	United States Dollar
		UYU	Uruguayan Peso

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Semiannual Report 53

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

54 Semiannual Report franklintempleton.com

GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

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Semiannual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	325 S 11/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is   "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.        N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2016

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and Chief Accounting Officer

Date November 25, 2016